UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Annual Report

September 30, 2009

Stock Funds

■  Columbia Asset Allocation Fund

■  Columbia Large Cap Growth Fund

■  Columbia Disciplined Value Fund

■  Columbia Contrarian Core Fund

■  Columbia Small Cap Core Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of contents

Economic Update	1

Columbia Asset Allocation Fund	3

Columbia Large Cap Growth Fund	8

Columbia Disciplined Value Fund	13

Columbia Contrarian Core Fund	18

Columbia Small Cap Core Fund	23

Financial Statements

Investment Portfolios	28

Statements of Assets and Liabilities	64

Statements of Operations	66

Statements of Changes in Net Assets	68

Financial Highlights	75

Notes to Financial Statements	103

Report of Independent Registered Public Accounting Firm	120

Federal Income Tax Information	121

Fund Governance	122

Important Information About This Report	129

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your fund's performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multiyear lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets in the spring. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. In the third quarter, the S&P 500 Index1 was up 15.61%. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one's assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you'll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

On September 29, 2009, Bank of America Corporation entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 4 of the Notes to Financial Statements for additional information.

Past performance is no guarantee of future results.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the funds may not match those in an index.

Economic Update – Stock Funds

During the 12-month period that began October 1, 2008 and ended September 30, 2009, the U.S. economy faced the worst financial crisis since the Great Depression, then steadied itself as steps taken by a new administration began to show results in the second half of the period. Economic growth, as measured by gross domestic product (GDP), contracted by approximately 6% between October 2008 and March 2009. The lapse from growth resulted in the longest and most severe recession in nearly three decades. However, growth turned positive in the third quarter ended September 30, 2009. The initial estimate of third quarter GDP was 3.5%.

The labor market shed more than seven million jobs between 2008 and 2009, raising the unemployment rate to 9.8% and wiping out all of the jobs gained since the last recession. Manufacturing activity slowed through most of the period, but it turned up in July and August, as did consumer spending. The beleaguered housing market showed some signs of stabilizing. Pending home sales, a leading indicator of housing activity increased for eight straight months to end the period, buoyed by low interest rates and an $8,000 first-time homebuyer tax credit. Existing home sales rose, but gave back some of their strong gains late in the period. The inventory of unsold houses also fell sharply over the period. Late in 2008, consumer confidence, as measured by the Conference Board,1 plummeted to its lowest point ever. However, it has since stabilized and turned higher near the end of the period.

Troubles that began in the U.S. subprime mortgage market resulted in a meltdown within the U.S. financial sector that claimed several major institutions in 2008 and led others to seek bailouts, restructuring or both. New rigorous lending standards severely limited access to credit, further hampering economic growth. In this environment, a new administration sought to stabilize the financial system, address economic woes and introduce sweeping health care reform. Stimulus spending began to flow into the economy, raising hopes that growth would be restored. In December 2008, the Federal Reserve Board (the Fed) lowered a key short-term borrowing rate—the federal funds rate—to between zero and 0.25%—a record low. In light of protracted economic weakness and virtually no inflation, the Fed made no further change to the federal funds rate during the period.

Stocks retreated, then rebounded

Against a weakening economic backdrop, the U.S. stock market lost 6.91% for the 12-month period, as measured by the S&P 500® Index. Losses affected the stocks of companies of all sizes and investment style categories, as measured by their respective Russell indices.2 Stock markets outside the U.S. were modestly to significantly higher than the U.S. market. The MSCI EAFE Index,3 a broad gauge of stock market performance in foreign developed markets, gained 3.23% (in U.S. dollars) for the period.

1The Conference Board is a not-for-profit global independent membership organization. It conducts research, convenes conferences, makes forecasts, assesses trends and publishes information and analyses.

2The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

3The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

Summary

For the 12-month period that ended September 30, 2009

■   Domestic stocks lost ground, as measured by the S&P 500® Index, but cut their losses in a rebound that began half way through the period. International stocks moved higher, as measured by the MSCI EAFE Index.

S&P Index	MSCI Index

■   As investors appeared to exhibit more tolerance for risk, the Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds rebounded strongly, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

Economic Update (continued) – Stock Funds

Emerging stock markets were also caught in the downdraft, but bounced back stronger than domestic or developed world markets in 2009. The MSCI EMI4 returned 19.07% (in U.S. dollars).

Bonds outperformed domestic stocks

As investors sought refuge from a volatile stock market, the highest-quality sectors of the U.S. bond market delivered solid gains. During the first half of the period, Treasury prices rose and yields declined sharply as the economy faltered and stock market volatility increased. As hopes for a recovery materialized in the second half of the period, yields rose and Treasuries lagged behind riskier segments of the bond market. The benchmark 10-year U.S. Treasury yield began the period at 3.8%, declined to 2.2% in December 2008, then rose to end the period at 3.3%. In this environment, the Barclays Capital Aggregate Bond Index5 returned 10.56%. High-yield bond prices fell sharply in 2008 as economic prospects weakened and default fears rose, then rebounded strongly in 2009. For the 12-month period, the JPMorgan Developed BB High Yield Index6 returned 16.36%.

Past performance is no guarantee of future results.

4The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

5The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

6The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Fund Profile – Columbia Asset Allocation Fund

Summary

■  For the 12-month period that ended September 30, 2009, the fund's Class A shares returned 2.63% without sales charge.

■  The fund outperformed the average return of its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds Classification1, which was 0.73%. Its equity benchmark, the S&P 500® Index2, returned negative 6.91%. Its fixed income benchmark, the Barclays Capital Aggregate Bond Index3, returned 10.56%.

■  Both the fund's large-cap and small-cap value positions beat their benchmarks, as did the fund's investment-grade bond portfolio. We believe that exposure to emerging-markets stocks and high-yield bonds, both of which were strong performers during the rally, also helped performance relative to the peer group.

Portfolio Management

Anwiti Bahuguna, PhD, has co-managed the fund since 2009 and has been associated with the advisor or its predecessors since 2002.

Colin Moore has co-managed the fund since 2008 and has been associated with the advisor or its predecessors since 2002.

Kent M. Peterson, PhD, has co-managed the fund since 2009 and has been associated with the advisor or its predecessors since January 2006.

Marie M. Schofield has co-managed the fund since 2009 and has been associated with the advisor or its predecessors since 1990.

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2The Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

3The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/09

+2.63%

Class A shares (without sales charge)

–6.91%

S&P 500® Index

+10.56%

Barclays Capital Aggregate Bond Index

Performance Information – Columbia Asset Allocation Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.29
Class B	2.04
Class C	2.04
Class T	1.34
Class Z	1.04

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 10/01/99 – 09/30/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Asset Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Standard & Poor's (S&P) 500® Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/01/99 – 09/30/09 ($)

Sales charge	without	with
Class A	12,005	11,314
Class B	11,155	11,155
Class C	11,155	11,155
Class T	11,938	11,251
Class Z	12,331	n/a

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		11/18/02		12/30/91		12/30/91
Sales charge	without	with	without	with	without	with	without	with	without
1-year	2.63	–3.29	1.79	–3.21	1.79	0.79	2.50	–3.41	3.21
5-year	3.24	2.02	2.45	2.15	2.45	2.45	3.17	1.95	3.57
10-year	1.84	1.24	1.10	1.10	1.10	1.10	1.79	1.19	2.12

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B and Class C shares), Retail A shares (for Class T shares) and Trust shares (for Class Z shares) of Galaxy Asset Allocation Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to November 18, 2002 would be lower for Class A, Class B and Class C shares.

Understanding Your Expenses – Columbia Asset Allocation Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

04/01/09 – 09/30/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,261.31	1,019.05	6.80	6.07	1.20
Class B	1,000.00	1,000.00	1,254.60	1,015.29	11.02	9.85	1.95
Class C	1,000.00	1,000.00	1,254.60	1,015.29	11.02	9.85	1.95
Class T	1,000.00	1,000.00	1,258.51	1,018.80	7.08	6.33	1.25
Class Z	1,000.00	1,000.00	1,261.51	1,020.31	5.39	4.81	0.95

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Asset Allocation Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/09 ($)

Class A	12.61
Class B	12.60
Class C	12.60
Class T	12.61
Class Z	12.66

Distributions declared per share

10/01/08 – 09/30/09 ($)

Class A	0.25
Class B	0.17
Class C	0.17
Class T	0.24
Class Z	0.28

For the 12-month period that ended September 30, 2009, the fund's Class A shares returned 2.63% without sales charge. That was higher than the average return of the fund's peer group, the Lipper Mixed-Asset Target Allocation Growth Funds Classification, which was 0.73%. The fund's equity benchmark, the S&P 500® Index, returned negative 6.91%. The fund's fixed income benchmark, the Barclays Capital Aggregate Bond Index, returned 10.56%. Outperformance from investment-grade bonds, as well as small-cap value and large-cap value stocks, aided results. Investments in high-yield bonds, as well as in emerging-markets stocks, also helped performance, particularly in the second half of the period.

Turnaround by emerging-markets stocks and high-yield bonds

The investment market rout that began in the fall of 2008 continued into March, driven by deteriorating economic data, concerns over large financial company balance sheets, frozen credit markets, a weak housing market and rising unemployment. However, in the spring of 2009, stocks took off, buoyed by hopes that an economic recovery would be fueled by unprecedented fiscal and monetary stimulus. Bonds also rallied, benefiting from historically low interest rates and a growing sense of confidence among investors. Higher-risk sectors, including emerging-markets stocks and high-yield bonds, led the rebound. Despite substantial gains in the second half of the period, equities closed the fiscal year in negative territory, lagging the positive returns posted by bonds.

Strength from corporate bond sector

Over the year, we increased the fund's fixed-income allocation from roughly 40% of assets to 48%. More than one-third of assets were in investment-grade corporate bonds, which posted strong positive gains that outperformed the return of the Barclays index. Exposure to high-yield bonds was also positive, although behind the 16.36% return of the JPMorgan Global High Yield Index.1

Gained ground from large-cap and value stocks

The fund benefited from having between 30% and 40% of its assets in large-cap stocks, which were not down as much as small-cap stocks for the period. The fund's large-cap holdings were split equally between the growth and value disciplines. Within large cap, growth stocks held up much better than value stocks. The fund picked up ground from its large-cap value holdings, which were not down as much as their benchmark, the Russell 1000 Value Index.2 The portfolio's large-cap growth allocation, however, was down slightly more than the modest decline of its benchmark, the Russell 1000 Growth Index.3 We kept 10% of assets in mid- and small-cap stocks and 10% in overseas markets, with an overweight in emerging markets that proved helpful. Most of these

1The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues.

2The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

3The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio Managers' Report (continued) – Columbia Asset Allocation Fund positions trailed their respective benchmarks, with the exception of small-cap value, which held up better than the negative 12.61% return of the Russell 2000 Value Index.4

Strategic changes to fund allocations

As economic data began to stabilize late in the period, we decided to reduce the fund's overweights in areas that had led the rebound, namely small-cap and emerging-markets equities. Late in the period, the fund gained the ability to invest in Treasury Inflation Protected Securities (TIPS) as well as commodity-related derivative instruments, futures, exchange-traded funds (ETFs) and third-party advised mutual funds. We hope to use these less traditional asset classes to reduce portfolio risk, particularly in periods of financial turmoil. At period end, the fund had a small stake in TIPS as well as commodity ETFs, contributing to a shift in positioning from 60% equities/40% fixed income and cash early on to 52% equities/ 45% fixed-income and cash/3% commodities at period end.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in high-yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds, but also involve a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

The fund may be subject to the same types of risks associated with direct ownership of real estate, including the decline of property values due to general, local and regional economic conditions.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

4The Russell 2000 Value Index tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Top 5 equity sectors

as of 09/30/09 (%)

Financials	9.4
Information Technology	8.7
Industrials	5.7
Health Care	5.7
Consumer Discretionary	5.7

Top 10 equity holdings

as of 09/30/09 (%)

JPMorgan Chase & Co.	0.9
Microsoft Corp.	0.6
Exxon Mobil Corp.	0.6
International Business
Machines	0.6
Goldman Sachs Group	0.6
Philip Morris International	0.6
Apple	0.5
EMC	0.5
United Technologies	0.5
J.C. Penney	0.5

Portfolio structure

as of 09/30/09 (%)

Common Stocks	51.4
Corporate Fixed-Income Bonds & Notes	13.5
Mortgage-Backed Securities	11.9
Government & Agency Obligations	7.7
Commercial Mortgage- Backed Securities	4.1
Collateralized Mortgage Obligations	2.8
Commodities	2.5
Asset-Backed Securities	1.4
Convertible Preferred Stock	0.2
Investment Company	0.1
Preferred Stock	0.1
Convertible Bond	0.0	*
Rights	0.0	*
Purchased Put Options	0.0	*
Cash Equivalent, Net Other Assets & Liabilities	4.3

* Rounds to less than 0.1%

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/09

–3.97%

Class A shares (without sales charge)

–1.85%

Russell 1000 Growth Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended September 30, 2009, the fund's Class A shares returned negative 3.97% without sales charge.

■  The fund underperformed its benchmark, the Russell 1000 Growth Index1, and the average return of its peer group, the Lipper Large-Cap Growth Funds Classification.2

■  Stock selection in the energy, telecommunications and consumer discretionary sectors detracted from relative performance. Stock selection in utilities, information technology and financials contributed positively to relative returns.

Portfolio Management

John T. Wilson, lead manager, has co-managed the fund since August 2005 and has been associated with the advisor or its predecessors since July 2005.

Roger R. Sullivan has co-managed the fund since June 2005 and has been associated with the advisor or its predecessors since January 2005.

1The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper, Inc. a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Large Cap Growth Fund

Performance of a $10,000 investment 10/01/99 – 09/30/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/01/99 – 09/30/09 ($)

Sales charge	without	with
Class A	8,990	8,475
Class B	8,313	8,313
Class C	8,322	8,322
Class E	8,960	8,557
Class F	8,313	8,313
Class T	8,888	8,376
Class Y	9,201	n/a
Class Z	9,201	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.18
Class B	1.93
Class C	1.93
Class E	1.28
Class F	1.93
Class T	1.23
Class Y	0.68
Class Z	0.93

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		E		F		T		Y	Z
Inception	11/01/98		11/01/98		11/18/02		09/22/06		09/22/06		12/14/90		07/15/09	12/14/90
Sales charge	without	with	without	with	without	with	without	with	without	with	without	with	without	without
1-year	–3.97	–9.47	–4.68	–9.45	–4.68	–5.63	–4.09	–8.40	–4.69	–9.45	–4.02	–9.51	–3.71	–3.71
5-year	2.01	0.81	1.26	0.89	1.24	1.24	1.94	1.00	1.25	0.88	1.96	0.76	2.27	2.27
10-year	–1.06	–1.64	–1.83	–1.83	–1.82	–1.82	–1.09	–1.55	–1.83	–1.83	–1.17	–1.76	–0.83	–0.83

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, 4.50% for Class E shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B and Class F shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B and Class C shares), Retail A shares (for Class T shares) and Trust shares (for Class Z shares) of Galaxy Equity Growth Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. Class E and Class F share performance information includes returns of Class A shares (for Class E shares) and Class B shares (for Class F shares) for the period from November 18, 2002 through September 21, 2006, and the returns of Prime A shares (for Class E shares) and Prime B shares (for Class F shares) for periods prior thereto. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to November 18, 2002 would be lower for Class A, Class B and Class C shares.

The returns for Class Y shares include the returns for Class Z shares for the period from November 18, 2002 until July 15, 2009, and Trust share of the predecessor Fund for periods prior thereto. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. If differences in expenses had been reflected, the returns shown would be higher. Class Y shares were initially offered on July 15, 2009.

Understanding Your Expenses – Columbia Large Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/09 – 09/30/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)			Expenses paid during the period ($)			Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,323.68		1,019.65	6.29		5.47	1.08
Class B	1,000.00	1,000.00	1,318.62		1,015.89	10.64		9.25	1.83
Class C	1,000.00	1,000.00	1,318.42		1,015.89	10.64		9.25	1.83
Class E	1,000.00	1,000.00	1,322.68		1,019.15	6.87		5.97	1.18
Class F	1,000.00	1,000.00	1,317.82		1,015.89	10.63		9.25	1.83
Class T	1,000.00	1,000.00	1,322.88		1,019.40	6.58		5.72	1.13
Class Y	1,000.00	1,000.00	1,128.10	*	1,021.91	1.43	*	3.19	0.63
Class Z	1,000.00	1,000.00	1,325.09		1,020.91	4.84		4.20	0.83

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

*For the period from July 15, 2009 through September 30, 2009. Class Y shares commenced operations on July 15, 2009.

Portfolio Managers' Report – Columbia Large Cap Growth Fund

For the 12-month period that ended September 30, 2009, the fund's Class A shares returned negative 3.97% without sales charge. The fund's benchmark, the Russell 1000 Growth Index, returned negative 1.85%. The average return of funds in its peer group, the Lipper Large Cap Growth Funds Classification, was negative 2.72%. In a period of heightened volatility, stock selection detracted from performance relative to the index. In a changing market environment, we continued to maintain a high level of diversification, emphasizing companies with strong balance sheets, low debt and ample free cash flow.

Stock selection across several sectors detracted from returns

In the energy sector, Hess (0.7% of net assets) and Schlumberger were disappointments. Hess, an oil exploration and production company, owned part of a substantial oil find off the coast of Brazil. Investors turned more cautious on the short-term prospects for these Brazilian operations. Schlumberger, an oil field service company, lost ground as the price of oil declined. We maintained the fund's position in Hess but sold Schlumberger.

In the telecommunication services sector, NII Holdings, a Latin American mobile service provider, pushed returns lower. Demand for texting and other data usage has become strong in Latin America. As a result, that market has become increasingly competitive. This "Darwinian" environment created investor concern about future market share and profitability for NII, and we sold the stock.

A weak economy drove consumer discretionary shares lower, and three fund holdings were caught in this decline: Urban Outfitters, Wynn Resorts—both of which we sold—and Lowe's (1.1% of net assets). We held onto Lowe's because we believe its prospects should improve as the economy strengthens and the housing market stabilizes.

Utilities, information technology and financial stocks were positive contributors

Certain stocks in the utilities, information technology and financials sectors helped offset losses elsewhere in the portfolio. In utilities, AES (1.0% of net assets), one of the world's largest power companies, soared. Generating power in 29 countries—primarily emerging markets—the company benefited from the deployment of stimulus money as emerging market countries rebuilt their infrastructures. Economic recoveries in emerging market countries, such as China, have exceeded our expectations.

In the technology sector, Apple (3.4 of net assets) shares climbed, as iPhone sales were strong even in the face of a weak economy. Despite its strong gains, we believe Apple has more room for growth. EMC (1.3 of net assets), the data storage giant, also gave returns a lift. EMC benefited from the anticipation of an improvement in technology spending. Search engine Google (3.0% of net assets) also did well, gaining market share at the expense of weaker competitors.

In the financials sector, the fund gained ground from positions in both Goldman Sachs Group and Morgan Stanley (0.8% and 1.5% of net assets, respectively), which also gained market share at the expense of weaker competitors. Both companies generated solid revenues and demonstrated their intent to come out ahead after the recent financial meltdown. Additionally, Goldman paid back money it received from the federal government's Troubled Asset Relief Program (TARP).

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/09 ($)

Class A	18.77
Class B	17.30
Class C	17.31
Class E	18.73
Class F	17.29
Class T	18.64
Class Y	19.20
Class Z	19.20

Distributions declared per share

10/01/08 – 09/30/09 ($)

Class A	0.02
Class E	—	*
Class Z	0.06

* Round to less than $0.01.

Portfolio Managers' Report (continued) – Columbia Large Cap Growth Fund

Top 5 sectors

as of 09/30/09 (%)

Information Technology	33.3
Health Care	15.1
Consumer Staples	12.9
Industrials	11.3
Consumer Discretionary	11.1

Top 10 holdings

as of 09/30/09 (%)

Microsoft	3.9
Apple	3.4
Google	3.0
Cisco Systems	2.6
Philip Morris International	2.6
International Business
Machines	2.5
Hewlett-Packard	2.3
QUALCOMM	2.0
United Technologies	1.9
Procter & Gamble	1.8

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Looking ahead

Moving forward, we intend to invest with sensitivity to the economic rebound but we are mindful that valuations have risen as the result of the market's sharp rally. Although we expect the economy to improve, the driver of future economic growth remains unclear. We believe that unemployment is likely to remain high and the stimulus package is limited in its ability to aid the employment picture. In this environment, we plan to focus on individual stock selection with an eye to avoiding overpaying for stocks that could benefit from directional growth and managing downside risk.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Fund Profile – Columbia Disciplined Value Fund

Summary

■  For the 12-month period that ended September 30, 2009, the fund's Class A shares returned negative 7.72% without sales charge.

■  In a period of extreme market volatility, the fund held up better than its benchmark, the Russell 1000 Value Index,1 and the average return of its peer group, the Lipper Large-Cap Value Funds Classification.2

■  The fund's defensive positioning helped relative returns as economic fears drove stock prices down during the first six months of the period. Holdings in telecommunications, health care and consumer staples produced positive results.

Portfolio Management

Brian M. Condon has managed the fund since 2009 and has been associated with the advisor or its predecessors since 1999.

1The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/09

–7.72%

Class A shares (without sales charge)

–10.62%

Russell 1000 Value Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Disciplined Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.25
Class B	2.00
Class C	2.00
Class T	1.30
Class Z	1.00

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 10/01/99 – 09/30/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/01/99 – 09/30/09 ($)

Sales charge	without	with
Class A	11,284	10,633
Class B	10,459	10,459
Class C	10,432	10,432
Class T	11,226	10,579
Class Z	11,621	n/a

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		09/01/88		09/01/88
Sales charge	without	with	without	with	without	with	without	with	without
1-year	–7.72	–13.01	–8.33	–12.85	–8.35	–9.26	–7.77	–13.05	–7.49
5-year	1.33	0.13	0.60	0.31	0.58	0.58	1.26	0.06	1.57
10-year	1.21	0.62	0.45	0.45	0.42	0.42	1.16	0.56	1.51

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Equity Value Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to November 25, 2002 would be lower for Class B and Class C shares.

Understanding Your Expenses – Columbia Disciplined Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

04/01/09 – 09/30/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,404.40	1,018.80	7.53	6.33	1.25
Class B	1,000.00	1,000.00	1,398.59	1,015.04	12.03	10.10	2.00
Class C	1,000.00	1,000.00	1,398.29	1,015.04	12.02	10.10	2.00
Class T	1,000.00	1,000.00	1,402.00	1,018.55	7.83	6.58	1.30
Class Z	1,000.00	1,000.00	1,403.60	1,020.05	6.03	5.06	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Disciplined Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/09 ($)

Class A	9.52
Class B	8.97
Class C	8.94
Class T	9.52
Class Z	9.77

Distributions declared per share

10/01/08 – 09/30/09 ($)

Class A	0.16
Class B	0.10
Class C	0.10
Class T	0.16
Class Z	0.18

For the 12-month period that ended September 30, 2009, the fund's Class A shares returned negative 7.72% without sales charge. The fund held up better than both its benchmark, the Russell 1000 Value Index, which returned negative 10.62%, and the negative 7.92% average return of the Lipper Large-Cap Value Funds Classification. As fear and risk aversion gripped investors during the first half of the period, the fund's defensive positioning helped relative results. Holdings in the telecommunications, health care and consumer staples areas were positive contributors, while disappointments came from areas dependent on consumer spending and economic stability, including the consumer discretionary, technology and industrials sectors.

Telecommunications, health care and consumer holdings helped relative returns

The strongest performing sectors in the fund's portfolio were telecommunications and health care. Both generated positive results in an otherwise difficult period. Wireless provider Sprint Nextel (1.4% of net assets) and Internet and digital phone provider Qwest Communications International (0.3% of net assets) benefited from their defensively positioned, subscription-based business models and delivered solid gains for the period. Diversified global pharmaceutical company Mylan produced strong results in response to tentative FDA approval of a new HIV drug. We sold the stock. Health insurer UnitedHealth Group and Endo Pharmaceuticals Holding (1.7% and 0.8% of net assets, respectively) also made a substantial contribution to positive returns during the period, as an aging populace drove rising demand for health care services and products. In a weak economy, a perceived safe haven in the food products industry drove returns at global agribusiness concern Bunge (sold during the year) and processed foods maker Del Monte Foods (0.4% of net assets).

Declines in consumer discretionary, technology and industrials holdings detracted

Sectors exposed to the weakened economic environment and slowing consumer spending were among the hardest hit during the period. As a result, holdings in consumer discretionary, technology and industrials detracted from the fund's returns. Media stocks CBS and Gannett were hurt as a downturn in advertising revenues threatened earnings. We sold both stocks. We also eliminated positions in retailers American Eagle Outfitters and Macy's, which saw poor results as consumer spending weakened. Slowing demand and increased pricing competition hurt computer hard-drive maker Seagate Technology, and we sold the stock. The economically sensitive industrials sector was also hit hard during the period. Northrop Grumman faced defense spending headwinds, while Ryder Systems and Tyco International were affected by slowing industrial production. We eliminated all three positions. Balance sheet issues in the troubled banking sector detracted from results at Wells Fargo, U.S. Bancorp and Goldman Sachs Group (3.6%, 2.5% and 2.7% of net assets, respectively).

Portfolio Manager's Report (continued) – Columbia Disciplined Value Fund

Focused on quality and valuation in a volatile market environment

The stock market experienced large swings over the 12-month period. Fear and risk aversion characterized the first half, causing credit markets to seize up and stock prices to move substantially lower. Central banks and governments responded with fiscal and monetary stimulus on a global basis. As liquidity worked its way through the financial system, risk aversion abated and investors began to focus on the reflationary effects of the massive policy response. Consequently, the stock market rallied in the last half of the period. Going forward, the strength and sustainability of the nascent economic recovery will be the main challenge for the stock market. Against this backdrop, we continue to follow a disciplined, quantitative approach to stock selection, emphasizing both quality and valuation. Within each sector, we seek stocks with a catalyst that may lead to improved valuations, believing that this is a sound approach over the long term.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and tend to be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The market value of a portfolio security may not meet the manager's future value assessment of such security, or may decline.

Top 5 sectors

as of 09/30/09 (%)

Financials	25.3
Energy	18.2
Industrials	10.6
Consumer Discretionary	9.4
Health Care	9.2

Top 10 holdings

as of 09/30/09 (%)

JPMorgan Chase	4.9
Exxon Mobil	4.7
Chevron	4.2
Pfizer	3.7
Wells Fargo	3.6
General Electric	3.2
Goldman Sachs Group	2.7
AT&T	2.6
Apache	2.4
Home Depot	2.1

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets

Fund Profile – Columbia Contrarian Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/09

–0.28%

Class A shares (without sales charge)

–6.14%

Russell 1000 Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■  For the 12-month period that ended September 30, 2009, the fund's Class A shares returned negative 0.28% without sales charge.

■  In a volatile period for stocks, the fund held up considerably better than both its benchmark, the Russell 1000 Index1, and the average return of its peer group, the Lipper Large-Cap Core Funds Classification.2

■  The fund focused on higher-quality corporations with strong balance sheets early in the 12-month period and became more aggressive in its stock selection when valuations of some lower-quality stocks became increasingly attractive. This shift aided performance both during the stock market decline in the first half of the period and also in the market rebound in the second half of the period.

Portfolio Management

Guy Pope has managed the fund since March 2005 and has been associated with the advisor or its predecessors since 1993.

1The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Contrarian Core Fund

Performance of a $10,000 investment 10/01/99 – 09/30/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/01/99 – 09/30/09 ($)

Sales charge	without	with
Class A	11,953	11,264
Class B	11,078	11,078
Class C	11,086	11,086
Class T	11,843	11,160
Class Z	12,242	n/a

Average annual total return as of 09/30/09 (%)

Share Class	A		B		C		T		Z
Inception	11/01/98		11/01/98		12/09/02		02/12/93		12/14/92
Sales charge	without	with	without	with	without	with	without	with	without
1-year	–0.28	–6.05	–1.08	–6.02	–1.08	–2.07	–0.35	–6.08	–0.01
5-year	5.27	4.03	4.46	4.14	4.47	4.47	5.21	3.97	5.53
10-year	1.80	1.20	1.03	1.03	1.04	1.04	1.71	1.10	2.04

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B and Class C shares), Retail A shares (for Class T shares) and Trust shares (for Class Z shares) of Galaxy Growth & Income Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to December 9, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to December 9, 2002 would be lower for Class A, Class B and Class C shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.24
Class B	1.99
Class C	1.99
Class T	1.29
Class Z	0.99

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Contrarian Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/09 – 09/30/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,396.68	1,019.10	7.15	6.02	1.19
Class B	1,000.00	1,000.00	1,391.42	1,015.34	11.63	9.80	1.94
Class C	1,000.00	1,000.00	1,390.92	1,015.34	11.63	9.80	1.94
Class T	1,000.00	1,000.00	1,395.88	1,018.85	7.45	6.28	1.24
Class Z	1,000.00	1,000.00	1,398.29	1,020.36	5.65	4.76	0.94

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Contrarian Core Fund

For the 12-month period that ended September 30, 2009, the fund's Class A shares returned negative 0.28% without sales charge. The fund's benchmark, the Russell 1000 Index, returned negative 6.14% and the average return of its peer group, the Lipper Large-Cap Core Funds Classification, was negative 5.89% for the same period. The fund's stock selection strategy aided performance as the market transitioned from downturn to rebound.

Stock selection strategy aided performance

The equity market environment shifted dramatically from the beginning to the end of the 12-month period covered by this report. In the first half of the period, stock prices declined sharply as the economy struggled with the most severe recession since the Great Depression. In this environment, we emphasized higher-quality stocks with strong finances, reflecting our belief that we had no price incentive to invest in lower-quality companies. However, when we began to see valuation spreads between stocks begin to expand dramatically, some lower-quality stocks began to look more attractive. Consistent with our long-term, contrarian discipline of investing in out-of-favor stocks where we find value, we started to become more opportunistic, taking profits from some successful high-quality investments and redeploying assets into investments with weaker fundamentals but more upside potential. This shift helped position the fund for the robust market recovery that began in March 2009 and continued through the end of the period.

In addition, good stock selection, based on company-by-company analysis of business prospects, also benefited the fund's performance relative to its benchmark and peer group. Stock selection in 7 of 10 market sectors outperformed their benchmark performance, led by holdings in the information technology, telecommunication and financials groups. Within technology, the leading contributor was Apple (2.4% of net assets), as it continued to introduce innovative new consumer-oriented products, such as the new 3GS iPhone. Meanwhile, EMC (0.7% of net assets) gained as signs emerged that corporate customers found a bottom and were becoming more confident about the outlook and increased investments in information technology storage systems. In the telecommunication services sector, early in the period we emphasized higher-quality companies such as Verizon Communications and AT&T. Valuation, however, ultimately drew us to Sprint Nextel and Millicom International Cellular (1.1% of net assets), both of which performed well in the market's rally. We subsequently sold the fund's AT&T and Sprint Nextel positions.

Within the financials sector, we de-emphasized traditional lenders and focused on corporations with exposure to the capital markets, which we believed would be the more direct beneficiaries of the Federal Reserve Board's efforts to stabilize and bring life back to capital markets activity. A large position in investment bank Goldman Sachs Group (2.4% of net assets) was the leading contributor in the financials group.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/09 ($)

Class A	11.76
Class B	11.02
Class C	11.03
Class T	11.67
Class Z	11.83

Distributions declared per share

10/01/08 – 09/30/09 ($)

Class A	0.07
Class T	0.07
Class Z	0.10

Portfolio Manager's Report (continued) – Columbia Contrarian Core Fund

Top 5 sectors

as of 09/30/09 (%)

Information Technology	20.6
Financials	18.1
Energy	13.0
Health Care	11.7
Consumer Discretionary	10.9

Top 10 holdings

as of 09/30/09 (%)

Microsoft	3.2
Philip Morris	3.0
Abbott Laboratories	2.9
JPMorgan Chase	2.9
Google	2.5
Goldman Sachs	2.4
Wells Fargo	2.4
Apple	2.4
Hewlett-Packard	2.4
Chevron	2.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Health care selections detracted

Stock selection in the health care sector generated disappointing results. We maintained a large position in pharmaceuticals firm Abbott Laboratories (2.9% of net assets) throughout the period, as this higher-quality company continued to post solid earnings. Nevertheless, the stock declined as investors looked for companies with more aggressive characteristics. Decelerating revenues from Abbott's Humira product, a drug used in the treatment of arthritis, also weighed on the stock. Meanwhile medical instrument developer Thermo Fisher Scientific (1.6% of net assets) fell because of market concerns about slowing revenues. We retained positions in both Abbott and Thermo Fisher, as well as in Avon Products (1.0% of net assets), a weak-performing consumer staples company that was victimized both by softening demand domestically and by the strengthening dollar, which in late 2008 cut into profits from foreign sales.

Looking ahead

U.S. corporate executives appear increasingly confident that they can improve earnings over the next six months, which should bode well for stock performance. The outlook becomes less clear beyond those six months. One potential scenario is that the market rally may continue as a persistent economic recovery leads to higher profits and the creation of additional jobs. However, it also is possible that the economic revival could stall as federal stimulus spending slows. This could lead to further economic weakness, especially if the automotive and housing industries aren't able to provide the lifts that were characteristic of earlier recoveries.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Fund Profile – Columbia Small Cap Core Fund

Summary

■  For the 12-month period that ended September 30, 2009, the fund's Class A shares returned negative 7.41% without sales charge.

■  Despite a period of extreme volatility, the fund held up better than both of its benchmarks, the Russell 2000 Index and the S&P SmallCap 600 Composite Index1. It underperformed the average return of its peer group, the Lipper Small-Cap Core Funds Classification.2

■  An underweight in financials combined with good stock selection across several sectors helped the portfolio outperform its benchmarks. However, some of these gains were offset by stock selection in other sectors as well as an overweight in industrials as commodity prices declined.

Portfolio Management

Peter Larson, lead manager, has co-managed the fund since 1992 and has been associated with the advisor or its predecessors since 1963.

Richard D'Auteuil has co-managed the fund since 2005 and has been associated with the advisor or its predecessors since 1993.

Jeffrey Hershey has co-managed the fund since August 2009 and has been associated with the advisor or its predecessors since August 2009.

1The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Standard & Poor's (S&P) SmallCap 600 Composite Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P Small Cap 600 is heavily weighted with the stocks of companies with small market capitalizations. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/09

–7.41%

Class A shares (without sales charge)

–9.55%

Russell 2000 Index

–10.61%

S&P SmallCap 600 Composite Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Small Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.26
Class B	2.01
Class C	2.01
Class T	1.31
Class Z	1.01

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 10/01/99 – 09/30/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Standard & Poor's (S&P) SmallCap 600 Composite Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P Small Cap 600 is heavily weighted with the stocks of companies with small market capitalizations. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/01/99 – 09/30/09 ($)

Sales charge	without	with
Class A	22,938	21,615
Class B	21,235	21,235
Class C	21,243	21,243
Class T	22,727	21,426
Class Z	23,586	n/a

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		11/18/02		02/12/93		12/14/92
Sales charge	without	with	without	with	without	with	without	with	without
1-year	–7.41	–12.72	–8.08	–12.10	–8.15	–8.95	–7.45	–12.77	–7.18
5-year	3.26	2.05	2.49	2.27	2.48	2.48	3.20	1.99	3.52
10-year	8.66	8.01	7.82	7.82	7.83	7.83	8.56	7.92	8.96

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Prime A shares (for Class A shares), Prime B shares (for Class B shares), Retail A shares (for Class C and Class T shares) and Trust shares (for Class Z shares) of Galaxy Small Cap Value Fund, the predecessor to the Fund and a series of the Galaxy Fund (the "Predecessor Fund"), for periods prior to November 18, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to November 18, 2002 would be lower for Class A, Class B and Class C shares.

Understanding Your Expenses – Columbia Small Cap Core Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

04/01/09 – 09/30/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,486.48	1,018.70	7.92	6.43	1.27
Class B	1,000.00	1,000.00	1,480.11	1,014.94	12.56	10.20	2.02
Class C	1,000.00	1,000.00	1,479.41	1,014.94	12.56	10.20	2.02
Class T	1,000.00	1,000.00	1,484.98	1,018.45	8.22	6.68	1.32
Class Z	1,000.00	1,000.00	1,487.48	1,019.95	6.36	5.16	1.02

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Small Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/09 ($)

Class A	11.58
Class B	10.42
Class C	10.43
Class T	11.39
Class Z	11.87

Distributions declared per share

10/01/08 – 09/30/09 ($)

Class A	1.15
Class B	1.15
Class C	1.15
Class T	1.15
Class Z	1.15

For the 12-month period that ended September 30, 2009, the fund's Class A shares returned negative 7.41% without sales charge. The fund's benchmarks, the S&P SmallCap 600 Composite Index and the Russell 2000 Index, returned negative 10.61% and negative 9.55%, respectively, for the same period. The average return of the fund's peer group, the Lipper Small-Cap Core Funds Classification, was negative 6.42%. An underweight in financials combined with good stock selection across several sectors helped the portfolio outperform its benchmarks. However, some of these gains were offset by stock selection in other sectors as well as an overweight in industrials as commodity prices declined.

Sector weights and stock selection in key sectors aided performance

Financials, still reeling from the subprime mortgage crisis fallout, declined sharply for the 12-month period. Compared to the Russell 2000 Index's 9.55% loss, finanicals within the index lost 22.34%. The fund's losses from financial holdings were generally on par with those of the index. However its exposure to financials was less than half the exposure of the Russell 2000 benchmark, which helped stem portfolio losses and aided relative performance.

An overweight and stock selection in health care also benefited the fund. Specifically, Hi-Tech Pharmacal (0.7% of net assets) generated stellar returns as it rose from depressed levels in late 2008. This generic drug company exhibited exceptional positive earnings as a result of a newly-approved generic product.

Certain stocks within information technology, where the fund had significantly more exposure than its benchmarks, buoyed performance as well. Technology storage company STEC (0.4% of net assets) and electronics manufacturers Benchmark Electronics and Plexus (3.1% and 1.1% of net assets, respectively) were among the sector's top contributors. These companies were able to maintain strong balance sheets throughout the economic downturn, but were heavily discounted when the equity markets declined at the beginning of the period. Their strong free cash flow was rewarded when the markets turned and their stocks rose from relatively cheap prices, which benefited the fund's performance. While we continue to hold all three stocks, we trimmed the position in STEC on the belief that competitors were gaining ground on the company.

In the consumer discretionary sector, the fund's underweight relative to its benchmarks detracted from performance. However, certain stocks provided a significant boost to performance. One such stock was Cooper Tire & Rubber (0.7% of net assets), which manufactures replacement tires. The company was hurt when commodity prices soared. However, the price of energy and other commodities declined in late 2008, leading more recently to higher margins and a higher share price. Monro Muffler Brake (0.7% of net assets), a car repair and tire service provider, gained from the challenging economic conditions. As more consumers shifted from using car dealerships for service maintenance and car dealers closed, Monro grew its customer base, pushing its stock's price higher.

Portfolio Managers' Report (continued) – Columbia Small Cap Core Fund

Industrials dampened performance

Although an overweight in industrials aided fund performance in 2008, it was a drag on performance during this 12-month period. We had reduced the fund's exposure to industrials, yet it remained overweight, detracting from performance. In addition, the fund held a number of stocks that were particular disappointments. NCI Building Systems (0.2% of net assets), which manufactures metal products for construction, was hurt by lingering debt from an acquisition and from tight margins that resulted from the rise in commodity prices, which resulted in negative earnings. As a result, we reduced the fund's position in NCI. Aircraft component producer Moog (1.0% of net assets) was another detractor. The company suffered as the production of commercial airplanes declined.

A consistent strategy moving forward

When the markets were declining and hitting severe lows, we saw plenty of bargains. In some ways, it was difficult to prioritize the opportunities. Today, stock selection has become even more challenging. While we have seen some signs of stabilization in the economy, and many companies are exceeding their earnings expectations, we will be watching closely for a rise in company revenues. Regardless of what happens in the markets, we will maintain a consistent approach in seeking to identify companies with solid balance sheets that are trading at reasonable valuations, while keeping the portfolio's turnover of securities relatively low.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The market value of a portfolio security may not meet the manager's future value assessment of such security, or may decline.

Top 5 sectors

as of 09/30/09 (%)

Information Technology	25.2
Industrials	20.1
Health Care	16.2
Consumer Discretionary	11.6
Financials	10.6

Top 10 holdings

as of 09/30/09 (%)

Benchmark Electronics	3.1
Res-Care	1.9
Unifirst	1.7
Kforce	1.6
Sensient Technologies	1.4
H.B. Fuller	1.4
EMCOR Group	1.4
AAR Corp	1.4
Invacare	1.2
Progress Software	1.2

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Investment Portfolio – Columbia Asset Allocation Fund

September 30, 2009

Common Stocks – 51.4%
	Shares	Value ($)
Consumer Discretionary – 5.7%
Auto Components – 0.1%
BorgWarner, Inc.	1,300	39,338
Johnson Controls, Inc.	2,185	55,849
Stanley Electric Co., Ltd.	6,600	132,761
Auto Components Total		227,948
Automobiles – 0.2%
Daihatsu Motor Co., Ltd.	15,000	152,710
Honda Motor Co., Ltd.	2,500	75,805
Nissan Motor Co., Ltd. (a)	26,400	177,299
Toyota Motor Corp.	3,500	137,746
Automobiles Total		543,560
Distributors – 0.0%
Genuine Parts Co.	1,200	45,672
LKQ Corp. (a)	1,320	24,473
Distributors Total		70,145
Diversified Consumer Services – 0.2%
Apollo Group, Inc., Class A (a)	600	44,202
Benesse Corp.	2,400	117,308
Brink's Home Security Holdings, Inc. (a)	930	28,635
Capella Education Co. (a)	644	43,367
Corinthian Colleges, Inc. (a)	2,720	50,483
DeVry, Inc.	919	50,839
ITT Educational Services, Inc. (a)	592	65,363
Regis Corp.	1,210	18,755
Sotheby's	820	14,129
Diversified Consumer Services Total		433,081
Hotels, Restaurants & Leisure – 1.5%
Ameristar Casinos, Inc.	1,680	26,510
Bally Technologies, Inc. (a)	560	21,487
Benihana, Inc., Class A (a)	2,572	14,738
Bob Evans Farms, Inc.	930	27,026
Buffalo Wild Wings, Inc. (a)	630	26,214
Carnival Corp.	16,800	559,104
CEC Entertainment, Inc. (a)	570	14,740
Ctrip.com International Ltd., ADR (a)	490	28,807
Darden Restaurants, Inc.	1,040	35,495
DineEquity, Inc.	1,770	43,808
International Game Technology	16,899	362,991
Jack in the Box, Inc. (a)	420	8,606
Las Vegas Sands Corp. (a)	7,120	119,901
McDonald's Corp.	4,220	240,835
OPAP SA	7,455	192,780
Paddy Power PLC	5,044	153,584
Red Robin Gourmet Burgers, Inc. (a)	2,314	47,252

	Shares	Value ($)
Royal Caribbean Cruises Ltd. (a)	5,860	141,109
Scientific Games Corp., Class A (a)	1,680	26,594
Starbucks Corp. (a)	10,550	217,857
Starwood Hotels & Resorts Worldwide, Inc.	23,637	780,730
Vail Resorts, Inc. (a)	610	20,459
Wynn Resorts Ltd. (a)	400	28,356
Yum! Brands, Inc.	5,500	185,680
Hotels, Restaurants & Leisure Total		3,324,663
Household Durables – 0.2%
American Greetings Corp., Class A	1,150	25,645
Cavco Industries, Inc. (a)	512	18,176
CSS Industries, Inc.	883	17,457
D.R. Horton, Inc.	16,900	192,829
Ethan Allen Interiors, Inc.	950	15,675
Garmin Ltd.	780	29,437
Tempur-Pedic International, Inc. (a)	2,020	38,259
Tupperware Brands Corp.	500	19,960
Household Durables Total		357,438
Internet & Catalog Retail – 0.2%
Amazon.com, Inc. (a)	3,275	305,754
NetFlix, Inc. (a)	1,030	47,555
NutriSystem, Inc.	1,590	24,264
Priceline.com, Inc. (a)	460	76,277
Internet & Catalog Retail Total		453,850
Leisure Equipment & Products – 0.1%
Brunswick Corp.	2,280	27,315
Hasbro, Inc.	2,500	69,375
JAKKS Pacific, Inc. (a)	1,320	18,902
Leisure Equipment & Products Total		115,592
Media – 0.3%
Knology, Inc. (a)	7,630	74,392
Lamar Advertising Co., Class A (a)	1,560	42,806
LodgeNet Interactive Corp. (a)	4,610	34,806
McGraw-Hill Companies, Inc.	1,820	45,755
Publicis Groupe SA	4,196	168,572
Viacom, Inc., Class B (a)	8,250	231,330
Vivendi	5,440	168,692
Media Total		766,353
Multiline Retail – 1.2%
J.C. Penney Co., Inc.	31,100	1,049,625
Nordstrom, Inc.	31,505	962,163
Target Corp.	12,200	569,496
Multiline Retail Total		2,581,284
Specialty Retail – 1.3%
Advance Auto Parts, Inc.	810	31,817
Aeropostale, Inc. (a)	965	41,948

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
America's Car-Mart, Inc. (a)	865	20,717
American Eagle Outfitters, Inc.	5,810	97,957
AnnTaylor Stores Corp. (a)	2,158	34,291
Bed Bath & Beyond, Inc. (a)	850	31,909
Best Buy Co., Inc.	5,780	216,865
Chico's FAS, Inc. (a)	1,960	25,480
Christopher & Banks Corp.	2,560	17,331
Finish Line, Inc., Class A	1,870	18,999
Foot Locker, Inc.	7,287	87,080
Game Group PLC	67,056	171,251
GameStop Corp., Class A (a)	10,963	290,191
hhgregg, Inc. (a)	1,580	26,765
J Crew Group, Inc. (a)	850	30,447
Lowe's Companies, Inc.	45,700	956,958
Men's Wearhouse, Inc.	1,104	27,269
OfficeMax, Inc. (a)	2,120	26,670
Pacific Sunwear of California, Inc. (a)	8,295	42,719
Pier 1 Imports, Inc. (a)	9,170	35,488
Rent-A-Center, Inc. (a)	1,709	32,266
Sherwin-Williams Co.	410	24,666
Shoe Carnival, Inc. (a)	1,135	17,502
Staples, Inc.	10,250	238,005
TJX Companies, Inc.	1,390	51,638
Urban Outfitters, Inc. (a)	1,050	31,678
USS Co., Ltd.	2,690	159,226
Wet Seal, Inc., Class A (a)	9,300	35,154
Specialty Retail Total		2,822,287
Textiles, Apparel & Luxury Goods – 0.4%
Coach, Inc.	1,220	40,162
Deckers Outdoor Corp. (a)	680	57,698
Fossil, Inc. (a)	1,387	39,460
Hanesbrands, Inc. (a)	1,480	31,672
Iconix Brand Group, Inc. (a)	5,570	69,458
LG Fashion Corp.	6,770	152,794
Movado Group, Inc.	1,500	21,795
Phillips-Van Heusen Corp.	420	17,972
Polo Ralph Lauren Corp.	5,414	414,821
True Religion Apparel, Inc. (a)	1,840	47,711
Warnaco Group, Inc. (a)	690	30,263
Wolverine World Wide, Inc.	560	13,910
Youngone Corp. (a)	6,960	43,619
Youngone Holdings Co., Ltd.	420	8,023
Textiles, Apparel & Luxury Goods Total		989,358
Consumer Discretionary Total		12,685,559

	Shares	Value ($)
Consumer Staples – 4.6%
Beverages – 0.8%
Carlsberg A/S, Class B	2,094	152,445
Coca-Cola Co.	4,850	260,445
Diageo PLC, ADR	8,551	525,801
Fomento Economico Mexicano SAB de CV, ADR	2,200	83,710
Molson Coors Brewing Co., Class B	5,500	267,740
PepsiCo, Inc.	9,800	574,868
Beverages Total		1,865,009
Food & Staples Retailing – 0.7%
Casey's General Stores, Inc.	1,880	58,994
Costco Wholesale Corp.	3,900	220,194
CVS Caremark Corp.	6,500	232,310
Koninklijke Ahold NV	17,900	215,385
Ruddick Corp.	700	18,634
Safeway, Inc.	1,360	26,819
Seven & I Holdings Co., Ltd.	10,600	252,667
Spartan Stores, Inc.	897	12,675
Wal-Mart Stores, Inc.	11,507	564,879
Weis Markets, Inc.	1,090	34,825
Food & Staples Retailing Total		1,637,382
Food Products – 1.1%
American Italian Pasta Co., Class A (a)	1,523	41,395
Campbell Soup Co.	950	30,989
China Milk Products Group Ltd. (a)	322,000	114,958
Corn Products International, Inc.	2,440	69,589
Darling International, Inc. (a)	5,203	38,242
Dean Foods Co. (a)	4,410	78,454
Fresh Del Monte Produce, Inc. (a)	1,413	31,948
H.J. Heinz Co.	1,500	59,625
Hershey Co.	5,550	215,673
J.M. Smucker Co.	12,300	652,023
Kerry Group PLC, Class A	5,154	147,449
Nestle SA, Registered Shares	10,475	446,861
Toyo Suisan Kaisha Ltd.	9,000	243,862
Viterra, Inc. (a)	17,082	170,397
Food Products Total		2,341,465
Household Products – 0.7%
Central Garden & Pet Co., Class A (a)	2,670	29,183
Clorox Co.	1,550	91,171
Colgate-Palmolive Co.	4,250	324,190
Procter & Gamble Co.	17,250	999,120
Household Products Total		1,443,664

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
Personal Products – 0.6%
Avon Products, Inc.	25,786	875,693
Chattem, Inc. (a)	454	30,150
Estee Lauder Companies, Inc., Class A	5,675	210,429
Herbalife Ltd.	1,180	38,633
Mead Johnson Nutrition Co., Class A	5,250	236,827
Personal Products Total		1,391,732
Tobacco – 0.7%
Japan Tobacco, Inc.	77	262,207
Lorillard, Inc.	590	43,837
Philip Morris International, Inc.	26,376	1,285,566
Tobacco Total		1,591,610
Consumer Staples Total		10,270,862
Energy – 5.3%
Energy Equipment & Services – 1.2%
Core Laboratories N.V.	230	23,711
Diamond Offshore Drilling, Inc.	730	69,729
Dril-Quip, Inc. (a)	1,010	50,136
FMC Technologies, Inc. (a)	690	36,046
Gulf Island Fabrication, Inc.	940	17,616
Halliburton Co.	11,104	301,140
Lufkin Industries, Inc.	270	14,359
Matrix Service Co. (a)	1,510	16,414
Nabors Industries Ltd. (a)	37,800	790,020
National Oilwell Varco, Inc. (a)	1,350	58,225
Noble Corp.	7,365	279,575
Patterson-UTI Energy, Inc.	1,170	17,667
Pioneer Drilling Co. (a)	2,946	21,624
Pride International, Inc. (a)	2,300	70,012
Shinko Plantech Co., Ltd.	16,800	163,467
Superior Well Services, Inc. (a)	1,122	10,861
T-3 Energy Services, Inc. (a)	800	15,760
TGC Industries, Inc. (a)	1,693	8,211
Tidewater, Inc.	510	24,016
Transocean Ltd. (a)	7,542	645,067
Union Drilling, Inc. (a)	2,415	18,451
Energy Equipment & Services Total		2,652,107
Oil, Gas & Consumable Fuels – 4.1%
Alpha Natural Resources, Inc. (a)	13,450	472,095
Apache Corp.	11,050	1,014,721
Australian Worldwide Exploration Ltd. (a)	80,539	192,312
Berry Petroleum Co., Class A	760	20,353
BP PLC, ADR	6,508	346,421
Cabot Oil & Gas Corp.	2,100	75,075

	Shares	Value ($)
Chevron Corp.	8,200	577,526
Cimarex Energy Co.	480	20,794
Comstock Resources, Inc. (a)	790	31,663
Concho Resources, Inc. (a)	958	34,795
Consol Energy, Inc.	1,000	45,110
Contango Oil & Gas Co. (a)	580	29,615
Continental Resources, Inc. (a)	1,004	39,327
Devon Energy Corp.	4,700	316,451
Encore Acquisition Co. (a)	760	28,424
EOG Resources, Inc.	6,675	557,429
Exxon Mobil Corp.	19,575	1,343,041
Forest Oil Corp. (a)	910	17,809
Goodrich Petroleum Corp. (a)	950	24,519
Hess Corp.	4,450	237,897
Holly Corp.	830	21,265
Marathon Oil Corp.	8,600	274,340
Mariner Energy, Inc. (a)	1,560	22,121
Newfield Exploration Co. (a)	11,050	470,288
Nordic American Tanker Shipping	525	15,529
Occidental Petroleum Corp.	13,500	1,058,400
Peabody Energy Corp.	2,790	103,844
PetroHawk Energy Corp. (a)	2,050	49,630
Petroleo Brasileiro SA, ADR	4,200	192,780
Quicksilver Resources, Inc. (a)	2,340	33,205
Repsol YPF SA	3,590	97,811
Royal Dutch Shell PLC, Class B	11,023	306,243
SandRidge Energy, Inc. (a)	3,060	39,658
Stone Energy Corp. (a)	3,991	65,093
Swift Energy Co. (a)	1,060	25,101
Total SA	7,812	465,060
Ultra Petroleum Corp. (a)	700	34,272
Williams Companies, Inc.	29,500	527,165
Yanzhou Coal Mining Co., Ltd., Class H	62,000	88,575
Oil, Gas & Consumable Fuels Total		9,315,757
Energy Total		11,967,864
Financials – 9.4%
Capital Markets – 1.3%
Affiliated Managers Group, Inc. (a)	790	51,358
Ameriprise Financial, Inc.	3,600	130,788
Evercore Partners, Inc., Class A	678	19,811
Federated Investors, Inc., Class B	490	12,921
Goldman Sachs Group, Inc.	6,950	1,281,233
Greenhill & Co., Inc.	700	62,706
Intermediate Capital Group PLC	22,727	108,622
Investment Technology Group, Inc. (a)	810	22,615
Janus Capital Group, Inc.	6,366	90,270

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
Mass Financial Corp., Class A (a)	1,750	16,625
Morgan Stanley	26,950	832,216
Piper Jaffray Companies, Inc. (a)	488	23,287
Raymond James Financial, Inc.	860	20,021
Stifel Financial Corp. (a)	907	49,794
T. Rowe Price Group, Inc.	1,180	53,926
Waddell & Reed Financial, Inc., Class A	3,988	113,459
Capital Markets Total		2,889,652
Commercial Banks – 3.7%
Australia & New Zealand Banking Group Ltd.	8,540	183,071
BancFirst Corp.	616	22,749
Banco Bilbao Vizcaya Argentaria SA	21,239	377,971
Banco Santander SA	31,405	507,372
BancTrust Financial Group, Inc.	1,838	6,562
Bank of China Ltd., Class H	248,000	129,733
Bank of New York Mellon Corp.	14,200	411,658
Barclays PLC	56,220	332,260
BB&T Corp.	17,500	476,700
BNP Paribas	2,324	185,879
Bryn Mawr Bank Corp.	1,107	19,339
Chemical Financial Corp.	1,570	34,210
City National Corp.	1,600	62,288
Columbia Banking System, Inc.	1,389	22,988
Comerica, Inc.	2,900	86,043
Community Trust Bancorp, Inc.	728	19,052
Cullen/Frost Bankers, Inc.	2,100	108,444
CVB Financial Corp.	1,330	10,095
DBS Group Holdings Ltd.	24,000	224,616
Fifth Third Bancorp.	31,700	321,121
First Citizens BancShares, Inc., Class A	243	38,661
First Commonwealth Financial Corp.	3,169	18,000
First Financial Corp. of Indiana	979	29,997
First National Bank of Alaska	9	14,850
HSBC Holdings PLC	24,543	280,963
Investors Bancorp, Inc. (a)	2,082	22,090
Merchants Bancshares, Inc.	1,024	21,873
National Australia Bank Ltd.	10,321	278,972
National Bank of Greece SA (a)	6,801	245,931
Northfield Bancorp, Inc.	1,519	19,443
Northrim BanCorp, Inc.	1,214	18,513
Pinnacle Financial Partners, Inc. (a)	2,376	30,199
PNC Financial Services Group, Inc.	6,746	327,788
Standard Chartered PLC	12,609	310,892

	Shares	Value ($)
Sumitomo Mitsui Financial Group, Inc.	5,900	204,244
Sumitomo Trust & Banking Co., Ltd.	23,000	120,920
SunTrust Banks, Inc.	13,650	307,807
SVB Financial Group (a)	2,008	86,886
Svenska Handelsbanken AB, Class A	10,274	262,586
Taylor Capital Group, Inc. (a)	1,105	7,293
TCF Financial Corp.	7,500	97,800
Turkiye Is Bankasi, Class C	25,494	100,253
U.S. Bancorp	33,939	741,907
Wells Fargo & Co.	27,266	768,356
West Coast Bancorp	1,580	3,918
Whitney Holding Corp.	1,350	12,879
Yamaguchi Financial Group, Inc.	8,000	82,740
Zions Bancorporation	13,035	234,239
Commercial Banks Total		8,232,151
Consumer Finance – 0.2%
American Express Co.	12,100	410,190
Cash America International, Inc.	1,240	37,399
Discover Financial Services	5,319	86,327
Consumer Finance Total		533,916
Diversified Financial Services – 1.0%
ING Groep NV (a)	13,055	233,271
IntercontinentalExchange, Inc. (a)	250	24,297
JPMorgan Chase & Co.	44,303	1,941,357
Medallion Financial Corp.	2,094	17,506
Moody's Corp.	960	19,642
Pico Holdings, Inc. (a)	450	15,007
Portfolio Recovery Associates, Inc. (a)	933	42,293
Diversified Financial Services Total		2,293,373
Insurance – 2.0%
ACE Ltd. (a)	8,820	471,517
Aon Corp.	7,600	309,244
Axis Capital Holdings Ltd.	18,524	559,054
Baldwin & Lyons, Inc., Class B	1,000	23,450
Baloise Holding AG, Registered Shares	2,509	240,075
Brit Insurance Holdings PLC	57,604	187,836
CNA Surety Corp. (a)	1,760	28,512
EMC Insurance Group, Inc.	1,101	23,264
FBL Financial Group, Inc. Class A	1,422	27,629
First Mercury Financial Corp.	1,784	23,763
Harleysville Group, Inc.	580	18,357
Horace Mann Educators Corp.	2,201	30,748
Lincoln National Corp.	1,350	34,979

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
Marsh & McLennan Companies, Inc.	9,600	237,408
National Western Life Insurance Co., Class A	117	20,590
Navigators Group, Inc. (a)	514	28,270
Platinum Underwriters Holdings Ltd.	390	13,978
Principal Financial Group, Inc.	5,450	149,276
Prudential Financial, Inc.	18,178	907,264
Reinsurance Group of America, Inc.	2,900	129,340
RLI Corp.	446	23,540
Safety Insurance Group, Inc.	940	30,945
Sampo Oyj, Class A	7,646	192,660
Selective Insurance Group, Inc.	1,029	16,186
Stewart Information Services Corp.	1,190	14,720
United America Indemnity Ltd., Class A (a)	6,551	48,412
United Fire & Casualty Co.	1,243	22,250
XL Capital Ltd., Class A	16,550	288,963
Zurich Financial Services AG, Registered Shares	1,078	256,908
Insurance Total		4,359,138
Real Estate Investment Trusts (REITs) – 0.9%
Alexandria Real Estate Equities, Inc.	1,200	65,220
Boston Properties, Inc.	850	55,717
DCT Industrial Trust, Inc.	4,364	22,300
DiamondRock Hospitality Co. (a)	3,870	31,347
Digital Realty Trust, Inc.	980	44,796
Duke Realty Corp.	1,030	12,370
DuPont Fabros Technology, Inc. (a)	1,249	16,649
Equity Residential Property Trust	1,300	39,910
Franklin Street Properties Corp.	2,184	28,610
Getty Realty Corp.	750	18,405
Home Properties, Inc.	630	27,147
Host Hotels & Resorts, Inc.	5,200	61,204
Japan Retail Fund Investment Corp.	40	217,061
LaSalle Hotel Properties	1,004	19,739
Mack-Cali Realty Corp.	460	14,872
National Health Investors, Inc.	962	30,447
National Retail Properties, Inc.	2,812	60,374
Nationwide Health Properties, Inc.	1,080	33,469
Plum Creek Timber Co., Inc.	9,300	284,952
Potlatch Corp.	1,240	35,278
ProLogis	2,900	34,568
Rayonier, Inc.	8,100	331,371
Simon Property Group, Inc.	5,417	376,102
Starwood Property Trust, Inc. (a)	900	18,225
Sun Communities, Inc.	750	16,140

	Shares	Value ($)
Sunstone Hotel Investors, Inc. (a)	3,146	22,337
Universal Health Realty Income Trust	810	26,366
Urstadt Biddle Properties, Inc., Class A	1,490	21,739
Vornado Realty Trust	649	41,802
Washington Real Estate Investment Trust	765	22,032
Real Estate Investment Trusts (REITs) Total		2,030,549
Real Estate Management & Development – 0.2%
Avatar Holdings, Inc. (a)	827	15,713
CB Richard Ellis Group, Inc., Class A (a)	3,500	41,090
Hongkong Land Holdings Ltd.	45,000	194,578
Leopalace21 Corp.	15,600	124,419
Maui Land & Pineapple Co., Inc. (a)	810	5,095
Swire Pacific Ltd., Class A	11,500	134,949
Real Estate Management & Development Total		515,844
Thrifts & Mortgage Finance – 0.1%
Bank Mutual Corp.	3,225	28,509
BankFinancial Corp.	2,281	21,852
Beneficial Mutual Bancorp, Inc. (a)	2,761	25,208
Brookline Bancorp, Inc.	2,920	28,382
Clifton Savings Bancorp, Inc.	1,840	18,032
ESSA Bancorp, Inc.	1,228	16,222
Home Federal Bancorp, Inc.	2,417	27,602
TrustCo Bank Corp. NY	2,400	15,000
United Financial Bancorp, Inc.	1,449	16,780
Washington Federal, Inc.	1,720	28,999
Westfield Financial, Inc.	2,729	23,115
Thrifts & Mortgage Finance Total		249,701
Financials Total		21,104,324
Health Care – 5.7%
Biotechnology – 1.0%
Alexion Pharmaceuticals, Inc. (a)	1,660	73,936
Alkermes, Inc. (a)	3,700	34,003
Amgen, Inc. (a)	11,909	717,279
BioMarin Pharmaceuticals, Inc. (a)	3,964	71,669
Celgene Corp. (a)	4,950	276,705
Gilead Sciences, Inc. (a)	7,650	356,337
Human Genome Sciences, Inc. (a)	2,723	51,247
Immunogen, Inc. (a)	3,011	24,419
Isis Pharmaceuticals, Inc. (a)	2,310	33,657
Martek Biosciences Corp. (a)	1,210	27,334
Onyx Pharmaceuticals, Inc. (a)	2,530	75,824
Regeneron Pharmaceuticals, Inc. (a)	2,021	39,005
Rigel Pharmaceuticals, Inc. (a)	3,539	29,020

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
Savient Pharmaceuticals, Inc. (a)	1,280	19,456
Seattle Genetics, Inc. (a)	3,427	48,081
Talecris Biotherapeutics	2,566	48,754
Theravance, Inc. (a)	1,500	21,960
United Therapeutics Corp. (a)	894	43,797
Vertex Pharmaceuticals, Inc. (a)	6,550	248,245
Biotechnology Total		2,240,728
Health Care Equipment & Supplies – 0.9%
American Medical Systems Holdings, Inc. (a)	1,660	28,087
Analogic Corp.	270	9,995
Baxter International, Inc.	10,100	575,801
Beckman Coulter, Inc.	1,000	68,940
Boston Scientific Corp. (a)	56,600	599,394
Cantel Medical Corp. (a)	56	961
Cooper Companies, Inc.	1,200	35,676
Hologic, Inc. (a)	2,710	44,282
Hospira, Inc. (a)	4,000	178,400
Intuitive Surgical, Inc. (a)	290	76,053
Masimo Corp. (a)	1,243	32,567
Meridian Bioscience, Inc.	1,793	44,843
NuVasive, Inc. (a)	1,021	42,637
Palomar Medical Technologies, Inc. (a)	1,300	21,073
Quidel Corp. (a)	2,370	38,465
STERIS Corp.	1,620	49,329
Symmetry Medical, Inc. (a)	1,260	13,066
Teleflex, Inc.	1,200	57,972
Thoratec Corp. (a)	920	27,848
Young Innovations, Inc.	418	10,998
Health Care Equipment & Supplies Total		1,956,387
Health Care Providers & Services – 0.9%
Alliance Healthcare Services, Inc. (a)	4,471	25,306
Allion Healthcare, Inc. (a)	1,870	10,940
AMERIGROUP Corp. (a)	1,040	23,057
AmerisourceBergen Corp.	2,700	60,426
AmSurg Corp. (a)	709	15,052
CIGNA Corp.	13,300	373,597
Community Health Systems, Inc. (a)	1,700	54,281
Express Scripts, Inc. (a)	1,450	112,491
Healthspring, Inc. (a)	1,894	23,202
inVentiv Health, Inc. (a)	1,643	27,487
Kindred Healthcare, Inc. (a)	1,420	23,047
Magellan Health Services, Inc. (a)	460	14,288
Medcath Corp. (a)	1,570	13,769
Medco Health Solutions, Inc. (a)	14,380	795,358
Mednax, Inc. (a)	720	39,542
MWI Veterinary Supply, Inc. (a)	221	8,829

	Shares	Value ($)
NovaMed, Inc. (a)	3,364	15,239
Owens & Minor, Inc.	1,246	56,381
Patterson Companies, Inc. (a)	1,790	48,777
Psychiatric Solutions, Inc. (a)	3,404	91,091
Res-Care, Inc. (a)	1,890	26,857
Triple-S Management Corp., Class B (a)	860	14,422
U.S. Physical Therapy, Inc. (a)	740	11,152
VCA Antech, Inc. (a)	1,560	41,948
Health Care Providers & Services Total		1,926,539
Health Care Technology – 0.0%
Allscripts-Misys Healthcare Solutions, Inc.	1,130	22,905
Cerner Corp. (a)	450	33,660
Quality Systems, Inc.	450	27,707
Health Care Technology Total		84,272
Life Sciences Tools & Services – 0.9%
Albany Molecular Research, Inc. (a)	2,350	20,351
Bio-Rad Laboratories, Inc., Class A (a)	334	30,688
Covance, Inc. (a)	3,550	192,232
Dionex Corp. (a)	826	53,665
ICON PLC, ADR (a)	3,280	80,327
Illumina, Inc. (a)	2,352	99,960
Life Technologies Corp. (a)	18,080	841,624
Mettler-Toledo International, Inc. (a)	500	45,295
Thermo Fisher Scientific, Inc. (a)	17,083	746,015
Life Sciences Tools & Services Total		2,110,157
Pharmaceuticals – 2.0%
Abbott Laboratories	10,650	526,855
Allergan, Inc.	6,550	371,778
Astellas Pharma, Inc.	3,400	139,712
AstraZeneca PLC, ADR	7,216	324,359
Bristol-Myers Squibb Co.	19,550	440,266
Eurand NV (a)	2,168	32,824
Johnson & Johnson	10,250	624,122
Novartis AG, Registered Shares	5,658	284,034
Perrigo Co.	1,310	44,527
Pfizer, Inc.	30,300	501,465
Roche Holding AG, Genusschein Shares	2,302	372,641
Sanofi-Aventis SA	5,217	383,011
Santen Pharmaceutical Co., Ltd.	4,600	169,045
Schering-Plough Corp.	8,800	248,600
Vivus, Inc. (a)	1,390	14,526
Pharmaceuticals Total		4,477,765
Health Care Total		12,795,848

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
Industrials – 5.7%
Aerospace & Defense – 1.6%
AAR Corp. (a)	792	17,377
AerCap Holdings NV (a)	4,700	42,629
Alliant Techsystems, Inc. (a)	400	31,140
BAE Systems PLC	40,742	227,371
BE Aerospace, Inc. (a)	2,830	56,996
Ceradyne, Inc. (a)	955	17,505
Esterline Technologies Corp. (a)	550	21,566
Goodrich Corp.	5,600	304,304
HEICO Corp.	755	32,737
Hexcel Corp. (a)	2,460	28,142
Honeywell International, Inc.	10,900	404,935
ITT Corp.	750	39,113
L-3 Communications Holdings, Inc.	4,175	335,336
Ladish Co., Inc. (a)	1,380	20,879
Lockheed Martin Corp.	2,200	171,776
MTU Aero Engines Holding AG	3,848	182,254
Precision Castparts Corp.	4,360	444,153
Spirit Aerosystems Holdings, Inc., Class A (a)	3,439	62,108
Stanley, Inc. (a)	740	19,033
Teledyne Technologies, Inc. (a)	1,179	42,432
United Technologies Corp.	18,530	1,129,033
Aerospace & Defense Total		3,630,819
Air Freight & Logistics – 0.2%
Expeditors International of Washington, Inc.	1,080	37,962
FedEx Corp.	3,100	233,182
HUB Group, Inc., Class A (a)	1,963	44,854
Pacer International, Inc.	3,324	12,831
Air Freight & Logistics Total		328,829
Airlines – 0.1%
Delta Air Lines, Inc. (a)	7,500	67,200
Skywest, Inc.	1,650	27,357
Turk Hava Yollari	48,571	126,860
Airlines Total		221,417
Building Products – 0.0%
Ameron International Corp.	277	19,384
Builders FirstSource, Inc. (a)	2,046	8,921
Lennox International, Inc.	400	14,448
NCI Building Systems, Inc. (a)	1,700	5,440
Universal Forest Products, Inc.	470	18,546
Building Products Total		66,739
Commercial Services & Supplies – 0.3%
ABM Industries, Inc.	810	17,042
Aeon Delight Co., Ltd.	8,200	115,704
ATC Technology Corp. (a)	940	18,574

	Shares	Value ($)
Consolidated Graphics, Inc. (a)	650	16,218
Ennis, Inc.	1,163	18,759
Geo Group, Inc. (a)	1,884	38,000
Republic Services, Inc.	11,750	312,198
Stericycle, Inc. (a)	690	33,431
United Stationers, Inc. (a)	560	26,662
Waste Connections, Inc. (a)	1,590	45,887
Commercial Services & Supplies Total		642,475
Construction & Engineering – 0.7%
Comfort Systems USA, Inc.	1,472	17,061
COMSYS Holdings Corp.	12,800	139,494
CTCI Corp.	124,000	120,482
Dycom Industries, Inc. (a)	1,810	22,263
EMCOR Group, Inc. (a)	1,320	33,422
Foster Wheeler AG (a)	2,430	77,541
Granite Construction, Inc.	659	20,390
Great Lakes Dredge & Dock Corp.	6,249	43,618
Impregilo SpA	45,733	200,471
KBR, Inc.	16,390	381,723
KHD Humboldt Wedag International Ltd. (a)	1,180	12,248
Layne Christensen Co. (a)	650	20,833
Sterling Construction Co., Inc. (a)	750	13,433
Toyo Engineering Corp.	42,000	141,983
Vinci SA	4,070	230,669
Construction & Engineering Total		1,475,631
Electrical Equipment – 0.3%
Acuity Brands, Inc.	510	16,427
American Superconductor Corp. (a)	1,090	36,559
A.O. Smith Corp.	560	21,336
AMETEK, Inc.	970	33,863
AZZ, Inc. (a)	670	26,914
Belden, Inc.	930	21,483
Cooper Industries PLC, Class A	1,600	60,112
GrafTech International Ltd. (a)	4,250	62,475
II-VI, Inc. (a)	1,744	44,367
Regal-Beloit Corp.	660	30,169
Roper Industries, Inc.	860	43,843
Schneider Electric SA	2,145	217,603
Thomas & Betts Corp. (a)	1,220	36,697
Electrical Equipment Total		651,848
Industrial Conglomerates – 0.7%
DCC PLC	5,351	138,531
General Electric Co.	33,479	549,725
McDermott International, Inc. (a)	2,960	74,799
Siemens AG, Registered Shares	1,026	95,105
Textron, Inc.	1,820	34,544
Tyco International Ltd.	22,414	772,835
Industrial Conglomerates Total		1,665,539

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
Machinery – 1.0%
Astec Industries, Inc. (a)	555	14,136
Bucyrus International, Inc.	1,280	45,594
CIRCOR International, Inc.	660	18,652
Cummins, Inc.	1,160	51,980
Demag Cranes AG	3,610	129,679
Dover Corp.	6,700	259,692
Dynamic Materials Corp.	1,180	23,553
Eaton Corp.	3,400	192,406
EnPro Industries, Inc. (a)	1,000	22,860
Flowserve Corp.	3,150	310,401
FreightCar America, Inc.	747	18,152
Harsco Corp.	2,340	82,859
Kadant, Inc. (a)	1,168	14,168
Kennametal, Inc.	2,100	51,681
LB Foster Co., Class A (a)	437	13,363
Mueller Industries, Inc.	850	20,289
Navistar International Corp. (a)	6,881	257,487
PACCAR, Inc.	2,300	86,733
Pall Corp.	1,170	37,768
Parker Hannifin Corp.	4,600	238,464
Robbins & Myers, Inc.	770	18,080
SPX Corp.	3,500	214,445
Stanley Works	1,925	82,178
Trinity Industries, Inc.	1,450	24,925
Wabtec Corp.	1,778	66,728
Machinery Total		2,296,273
Marine – 0.0%
Alexander & Baldwin, Inc.	1,200	38,508
Genco Shipping & Trading Ltd.	1,096	22,775
Kirby Corp. (a)	820	30,192
Marine Total		91,475
Professional Services – 0.3%
CDI Corp.	1,211	17,015
Dun & Bradstreet Corp.	520	39,166
Kforce, Inc. (a)	1,139	13,691
Korn/Ferry International (a)	2,424	35,366
LECG Corp. (a)	2,253	7,908
Manpower, Inc.	4,700	266,537
Monster Worldwide, Inc. (a)	3,105	54,275
MPS Group, Inc. (a)	3,860	40,607
Navigant Consulting, Inc. (a)	930	12,555
Teleperformance	2,779	93,313
Professional Services Total		580,433
Road & Rail – 0.3%
Arkansas Best Corp.	530	15,868
Con-way, Inc.	2,025	77,598
Heartland Express, Inc.	1,080	15,552
Landstar System, Inc.	1,160	44,150

	Shares	Value ($)
Norfolk Southern Corp.	5,350	230,638
Old Dominion Freight Line, Inc. (a)	1,670	50,818
Ryder System, Inc.	3,920	153,115
Werner Enterprises, Inc.	2,220	41,359
Road & Rail Total		629,098
Trading Companies & Distributors – 0.2%
Beacon Roofing Supply, Inc. (a)	3,000	47,940
Fastenal Co.	970	37,539
Kaman Corp.	1,043	22,925
Mitsui & Co., Ltd.	9,100	118,433
W.W. Grainger, Inc.	3,150	281,484
Watsco, Inc.	280	15,095
Trading Companies & Distributors Total		523,416
Industrials Total		12,803,992
Information Technology – 8.7%
Communications Equipment – 1.1%
3Com Corp. (a)	10,340	54,078
ADC Telecommunications, Inc. (a)	1,700	14,178
Anaren, Inc. (a)	1,172	19,924
Arris Group, Inc. (a)	2,863	37,248
Avocent Corp. (a)	930	18,851
Bel Fuse, Inc., Class B	479	9,115
Black Box Corp.	787	19,746
Brocade Communications Systems, Inc. (a)	3,220	25,309
Cisco Systems, Inc. (a)	38,995	917,942
CommScope, Inc. (a)	9,404	281,462
Comtech Telecommunications Corp. (a)	740	24,583
Digi International, Inc. (a)	2,148	18,301
Plantronics, Inc.	910	24,397
Polycom, Inc. (a)	3,454	92,395
QUALCOMM, Inc.	15,400	692,692
Research In Motion Ltd. (a)	2,650	179,007
Symmetricom, Inc. (a)	2,310	11,966
Tandberg ASA	1,390	33,335
Tekelec (a)	870	14,294
Tellabs, Inc. (a)	3,310	22,905
Communications Equipment Total		2,511,728
Computers & Peripherals – 2.3%
Adaptec, Inc. (a)	4,020	13,427
Apple, Inc. (a)	6,450	1,195,636
Dell, Inc. (a)	18,500	282,310
Diebold, Inc.	2,100	69,153
Electronics for Imaging, Inc. (a)	1,450	16,342
EMC Corp. (a)	68,850	1,173,204
Hewlett-Packard Co.	17,270	815,317

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
International Business Machines Corp.	11,000	1,315,710
NCR Corp. (a)	7,110	98,260
NetApp, Inc. (a)	1,160	30,949
Synaptics, Inc. (a)	770	19,404
Teradata Corp. (a)	1,000	27,520
Western Digital Corp. (a)	980	35,799
Computers & Peripherals Total		5,093,031
Electronic Equipment, Instruments & Components – 0.4%
Agilent Technologies, Inc. (a)	1,400	38,962
Anixter International, Inc. (a)	650	26,072
Arrow Electronics, Inc. (a)	2,300	64,745
Benchmark Electronics, Inc. (a)	2,100	37,800
Brightpoint, Inc. (a)	15,929	139,379
Corning, Inc.	11,350	173,768
CPI International, Inc. (a)	1,363	15,252
CTS Corp.	1,800	16,740
Electro Scientific Industries, Inc. (a)	1,320	17,675
Flextronics International Ltd. (a)	4,350	32,451
FUJIFILM Holdings Corp.	5,100	151,668
Littelfuse, Inc. (a)	538	14,091
Methode Electronics, Inc.	1,884	16,334
MTS Systems Corp.	750	21,908
NAM TAI Electronics, Inc.	3,081	16,637
TTM Technologies, Inc. (a)	3,970	45,536
Electronic Equipment, Instruments & Components Total		829,018
Internet Software & Services – 1.0%
Akamai Technologies, Inc. (a)	10,660	209,789
comScore, Inc. (a)	1,470	26,475
eBay, Inc. (a)	10,900	257,349
Equinix, Inc. (a)	3,954	363,768
Google, Inc., Class A (a)	2,072	1,027,401
IAC/InterActiveCorp (a)	1,330	26,853
InfoSpace, Inc. (a)	1,540	11,920
MercadoLibre, Inc. (a)	350	13,461
Perficient, Inc. (a)	3,080	25,471
Switch & Data Facilities Co., Inc. (a)	2,550	34,705
United Online, Inc.	1,670	13,427
ValueClick, Inc. (a)	2,910	38,383
VeriSign, Inc. (a)	3,590	85,047
Yahoo! Japan Corp.	333	112,499
Internet Software & Services Total		2,246,548
IT Services – 0.4%
Acxiom Corp. (a)	1,200	11,352
Alliance Data Systems Corp. (a)	610	37,259
Amdocs Ltd. (a)	1,030	27,686
CACI International, Inc., Class A (a)	1,394	65,894
Cap Gemini SA	2,322	121,766

	Shares	Value ($)
Cognizant Technology Solutions Corp., Class A (a)	1,410	54,511
CSG Systems International, Inc. (a)	1,051	16,827
Cybersource Corp. (a)	1,490	24,838
Hewitt Associates, Inc., Class A (a)	860	31,330
MasterCard, Inc., Class A	130	26,280
MAXIMUS, Inc.	350	16,310
Paychex, Inc.	910	26,435
Redecard SA	7,100	109,209
Syntel, Inc.	1,130	53,935
TeleTech Holdings, Inc. (a)	3,674	62,678
Visa, Inc., Class A	2,450	169,319
Western Union Co.	2,830	53,544
Wright Express Corp. (a)	1,210	35,707
IT Services Total		944,880
Office Electronics – 0.1%
Canon, Inc.	6,000	240,023
Office Electronics Total		240,023
Semiconductors & Semiconductor Equipment – 1.9%
Altera Corp.	1,480	30,355
Amkor Technology, Inc. (a)	2,380	16,374
Analog Devices, Inc.	13,169	363,201
Atheros Communications, Inc. (a)	1,510	40,060
Atmel Corp. (a)	3,500	14,665
ATMI, Inc. (a)	730	13,250
Broadcom Corp., Class A (a)	8,750	268,538
Cabot Microelectronics Corp. (a)	850	29,631
Cavium Networks, Inc. (a)	1,520	32,634
Cirrus Logic, Inc. (a)	2,680	14,901
Cypress Semiconductor Corp. (a)	7,750	80,058
Fairchild Semiconductor International, Inc. (a)	1,906	19,498
Intel Corp.	34,700	679,079
Intersil Corp., Class A	14,097	215,825
KLA-Tencor Corp.	10,100	362,186
Kulicke & Soffa Industries, Inc. (a)	2,276	13,706
Lam Research Corp. (a)	10,416	355,811
Linear Technology Corp.	1,620	44,761
Maxim Integrated Products, Inc.	11,100	201,354
MEMC Electronic Materials, Inc. (a)	1,550	25,777
Microchip Technology, Inc.	1,560	41,340
Micron Technology, Inc. (a)	4,090	33,538
MKS Instruments, Inc. (a)	893	17,226
Monolithic Power Systems, Inc. (a)	911	21,363
Novellus Systems, Inc. (a)	2,390	50,142
NVIDIA Corp. (a)	2,780	41,783
OmniVision Technologies, Inc. (a)	1,635	26,618
ON Semiconductor Corp. (a)	3,570	29,453
RF Micro Devices, Inc. (a)	2,810	15,258

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
Semtech Corp. (a)	2,310	39,293
Silicon Laboratories, Inc. (a)	750	34,770
Skyworks Solutions, Inc. (a)	3,780	50,047
Teradyne, Inc. (a)	19,800	183,150
Texas Instruments, Inc.	27,850	659,766
TriQuint Semiconductor, Inc. (a)	4,220	32,578
United Microelectronics Corp., ADR (a)	40,160	152,608
Verigy Ltd. (a)	4,293	49,885
Xilinx, Inc.	1,720	40,282
Zoran Corp. (a)	1,385	15,955
Semiconductors & Semiconductor Equipment Total		4,356,719
Software – 1.5%
Activision Blizzard, Inc. (a)	14,856	184,066
Adobe Systems, Inc. (a)	6,570	217,073
ANSYS, Inc. (a)	1,169	43,802
Autodesk, Inc. (a)	2,370	56,406
Autonomy Corp. PLC (a)	3,938	102,755
BMC Software, Inc. (a)	7,380	276,971
Cadence Design Systems, Inc. (a)	3,070	22,534
Citrix Systems, Inc. (a)	2,200	86,306
Concur Technologies, Inc. (a)	704	27,991
Electronic Arts, Inc. (a)	1,380	26,289
Intuit, Inc. (a)	1,290	36,765
Jack Henry & Associates, Inc.	520	12,204
McAfee, Inc. (a)	740	32,405
Mentor Graphics Corp. (a)	2,521	23,470
Micros Systems, Inc. (a)	1,120	33,813
Microsoft Corp.	52,530	1,360,002
Monotype Imaging Holdings, Inc. (a)	293	2,464
Net 1 UEPS Technologies, Inc. (a)	3,156	66,150
Nintendo Co., Ltd.	600	153,419
Oracle Corp.	12,700	264,668
Parametric Technology Corp. (a)	1,190	16,446
Progress Software Corp. (a)	750	16,987
Rovi Corp. (a)	870	29,232
Salesforce.com, Inc. (a)	850	48,390
Solera Holdings, Inc.	1,250	38,887
Synopsys, Inc. (a)	1,600	35,872
THQ, Inc. (a)	5,690	38,920
Websense, Inc. (a)	2,931	49,241
Software Total		3,303,528
Information Technology Total		19,525,475
Materials – 2.9%
Chemicals – 0.8%
Air Products & Chemicals, Inc.	1,100	85,338
Albemarle Corp.	1,725	59,685

	Shares	Value ($)
BASF SE	6,046	320,102
Celanese Corp., Series A	7,350	183,750
CF Industries Holdings, Inc.	870	75,020
Clariant AG, Registered Shares (a)	17,658	160,580
Cytec Industries, Inc.	810	26,301
Ecolab, Inc.	720	33,286
H.B. Fuller Co.	1,860	38,874
Koppers Holdings, Inc.	1,090	32,318
Monsanto Co.	4,900	379,260
OM Group, Inc. (a)	950	28,871
Potash Corp. of Saskatchewan, Inc.	2,060	186,100
PPG Industries, Inc.	1,300	75,673
Solutia, Inc. (a)	2,210	25,592
Syngenta AG, Registered Shares	475	109,050
Chemicals Total		1,819,800
Construction Materials – 0.1%
Ciments Francais SA	1,254	140,783
Eagle Materials, Inc.	542	15,491
Martin Marietta Materials, Inc.	560	51,559
Construction Materials Total		207,833
Containers & Packaging – 0.4%
Crown Holdings, Inc. (a)	12,360	336,192
Greif, Inc., Class A	1,672	92,043
Greif, Inc., Class B	941	49,092
Owens-Illinois, Inc. (a)	5,350	197,415
Packaging Corp. of America	5,312	108,365
Toyo Seikan Kaisha Ltd.	7,400	141,692
Containers & Packaging Total		924,799
Metals & Mining – 1.4%
Agnico-Eagle Mines Ltd.	570	38,674
Anglo American PLC (a)	5,060	161,076
BHP Billiton PLC	14,956	411,020
BlueScope Steel Ltd.	49,675	127,245
Carpenter Technology Corp.	700	16,373
Cliffs Natural Resources, Inc.	2,600	84,136
Compass Minerals International, Inc.	280	17,254
Freeport-McMoRan Copper & Gold, Inc.	3,575	245,281
Harry Winston Diamond Corp.	2,877	24,080
Haynes International, Inc. (a)	707	22,497
Nucor Corp.	8,000	376,080
Olympic Steel, Inc.	849	24,358
RTI International Metals, Inc. (a)	1,160	28,896
Salzgitter AG	1,660	159,108
Steel Dynamics, Inc.	16,750	256,945
Tokyo Steel Manufacturing Co., Ltd.	12,300	149,735
United States Steel Corp.	14,325	635,600

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
Walter Energy, Inc.	710	42,643
Yamato Kogyo Co., Ltd.	5,900	164,971
Metals & Mining Total		2,985,972
Paper & Forest Products – 0.2%
Weyerhaeuser Co.	12,600	461,790
Paper & Forest Products Total		461,790
Materials Total		6,400,194
Telecommunication Services – 1.4%
Diversified Telecommunication Services – 1.0%
AT&T, Inc.	27,052	730,674
BCE, Inc.	5,900	145,427
Bezeq Israeli Telecommunication Corp., Ltd.	76,526	164,703
France Telecom SA	4,879	130,506
Neutral Tandem, Inc. (a)	760	17,298
Nippon Telegraph & Telephone Corp.	4,800	221,576
Tele2 AB, Class B	9,485	126,087
Telefonica O2 Czech Republic AS	6,938	171,811
Telekomunikacja Polska SA	24,844	137,036
Verizon Communications, Inc.	9,085	275,003
Vimpel-Communications, ADR (a)	1,740	32,538
Warwick Valley Telephone Co.	1,293	15,270
Diversified Telecommunication Services Total		2,167,929
Wireless Telecommunication Services – 0.4%
American Tower Corp., Class A (a)	9,494	345,582
Leap Wireless International, Inc. (a)	780	15,249
Millicom International Cellular SA (a)	1,912	139,079
NII Holdings, Inc. (a)	2,270	68,055
NTELOS Holdings Corp.	3,750	66,225
SBA Communications Corp., Class A (a)	1,760	47,573
Softbank Corp.	4,800	104,794
Syniverse Holdings, Inc. (a)	1,255	21,962
Vodafone Group PLC	39,407	88,446
Wireless Telecommunication Services Total		896,965
Telecommunication Services Total		3,064,894
Utilities – 2.0%
Electric Utilities – 0.8%
ALLETE, Inc.	830	27,863
American Electric Power Co., Inc.	11,800	365,682
El Paso Electric Co. (a)	1,370	24,208
Enel SpA	20,183	128,174

	Shares	Value ($)
Exelon Corp.	3,700	183,594
FPL Group, Inc.	9,900	546,777
Great Plains Energy, Inc.	940	16,873
Hawaiian Electric Industries, Inc.	620	11,234
Iberdrola SA	20,115	197,697
Maine & Maritimes Corp.	269	9,670
MGE Energy, Inc.	790	28,819
Northeast Utilities	8,024	190,490
PPL Corp.	960	29,126
UIL Holdings Corp.	840	22,168
Electric Utilities Total		1,782,375
Gas Utilities – 0.0%
Laclede Group, Inc.	810	26,050
Questar Corp.	1,070	40,189
Gas Utilities Total		66,239
Independent Power Producers & Energy Traders – 0.4%
AES Corp. (a)	36,735	544,413
Black Hills Corp.	1,340	33,728
Drax Group PLC	23,304	175,602
International Power PLC	38,120	176,290
Independent Power Producers & Energy Traders Total		930,033
Multi-Utilities – 0.8%
AGL Energy Ltd.	16,666	200,860
Avista Corp.	1,750	35,385
CH Energy Group, Inc.	480	21,269
NorthWestern Corp.	1,170	28,583
PG&E Corp.	12,458	504,424
Public Service Enterprise Group, Inc.	2,200	69,168
RWE AG	2,900	269,684
Sempra Energy	2,150	107,091
United Utilities Group PLC	9,452	69,016
Wisconsin Energy Corp.	6,500	293,605
Xcel Energy, Inc.	4,870	93,699
Multi-Utilities Total		1,692,784
Utilities Total		4,471,431
Total Common Stocks (cost of $96,360,934)		115,090,443
Corporate Fixed-Income Bonds & Notes – 13.5%
	Par ($)
Basic Materials – 0.9%
Chemicals – 0.3%
EI Du Pont de Nemours & Co.
5.000% 07/15/13	100,000	108,931

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Huntsman International LLC
7.875% 11/15/14	475,000	442,937
Chemicals Total		551,868
Forest Products & Paper – 0.2%
Georgia-Pacific Corp.
8.000% 01/15/24	470,000	465,300
Forest Products & Paper Total		465,300
Iron/Steel – 0.1%
Nucor Corp.
5.850% 06/01/18	215,000	235,443
Iron/Steel Total		235,443
Metals & Mining – 0.3%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	395,000	420,181
Vale Overseas Ltd.
6.250% 01/23/17	275,000	294,413
Metals & Mining Total		714,594
Basic Materials Total		1,967,205
Communications – 2.1%
Media – 0.5%
Comcast Corp.
7.050% 03/15/33	275,000	311,868
DISH DBS Corp.
6.625% 10/01/14	440,000	427,900
News America, Inc.
6.550% 03/15/33	275,000	281,462
Viacom, Inc.
6.125% 10/05/17	110,000	117,786
Media Total		1,139,016
Telecommunication Services – 1.6%
AT&T, Inc.
4.950% 01/15/13	350,000	373,170
British Telecommunications PLC
5.150% 01/15/13	225,000	234,406
Cricket Communications, Inc.
9.375% 11/01/14	425,000	431,375
Intelsat Corp.
9.250% 06/15/16	410,000	422,300
Lucent Technologies, Inc.
6.450% 03/15/29	685,000	521,456
New Cingular Wireless Services, Inc.
8.750% 03/01/31	175,000	231,816
Qwest Communications International, Inc.
7.500% 02/15/14	440,000	434,500

	Par ($)	Value ($)
Telefonica Emisiones SAU
5.984% 06/20/11	300,000	319,650
Verizon Wireless Capital LLC
5.550% 02/01/14 (b)	365,000	394,449
Vodafone Group PLC
5.750% 03/15/16	175,000	187,529
Telecommunication Services Total		3,550,651
Communications Total		4,689,667
Consumer Cyclical – 0.6%
Apparel – 0.2%
Levi Strauss & Co.
9.750% 01/15/15	405,000	421,200
Apparel Total		421,200
Lodging – 0.2%
Host Hotels & Resorts LP
6.750% 06/01/16	440,000	418,000
Lodging Total		418,000
Retail – 0.2%
CVS Caremark Corp.
6.125% 09/15/39	255,000	259,392
Wal-Mart Stores, Inc.
5.800% 02/15/18	250,000	280,822
Retail Total		540,214
Consumer Cyclical Total		1,379,414
Consumer Non-Cyclical – 1.2%
Beverages – 0.2%
Bottling Group LLC
6.950% 03/15/14	200,000	233,090
Miller Brewing Co.
5.500% 08/15/13 (b)	250,000	264,209
Beverages Total		497,299
Food – 0.3%
Campbell Soup Co.
4.500% 02/15/19	115,000	118,001
ConAgra Foods, Inc.
6.750% 09/15/11	16,000	17,458
JBS USA LLC/JBS USA Finance, Inc.
11.625% 05/01/14 (b)	405,000	435,375
Food Total		570,834
Healthcare Services – 0.3%
HCA, Inc.
PIK, 9.625% 11/15/16	205,000	213,200

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Roche Holdings, Inc.
6.000% 03/01/19 (b)	310,000	345,073
Healthcare Services Total		558,273
Pharmaceuticals – 0.4%
Express Scripts, Inc.
5.250% 06/15/12	200,000	212,308
Omnicare, Inc.
6.875% 12/15/15	445,000	427,200
Wyeth
5.500% 02/01/14	280,000	305,790
Pharmaceuticals Total		945,298
Consumer Non-Cyclical Total		2,571,704
Energy – 1.5%
Oil & Gas – 0.7%
Canadian Natural Resources Ltd.
5.700% 05/15/17	250,000	265,680
Chesapeake Energy Corp.
6.375% 06/15/15	470,000	436,513
Chevron Corp.
4.950% 03/03/19	175,000	186,793
Nexen, Inc.
5.875% 03/10/35	260,000	238,125
PetroHawk Energy Corp.
7.875% 06/01/15	280,000	275,800
Talisman Energy, Inc.
6.250% 02/01/38	255,000	260,134
Oil & Gas Total		1,663,045
Oil & Gas Services – 0.2%
Halliburton Co.
5.900% 09/15/18	200,000	219,499
Weatherford International Ltd.
5.150% 03/15/13	190,000	199,574
Oil & Gas Services Total		419,073
Pipelines – 0.6%
El Paso Corp.
6.875% 06/15/14	245,000	240,100
Enterprise Products Operating LLC
4.600% 08/01/12	190,000	196,870
MarkWest Energy Partners LP
8.500% 07/15/16	450,000	445,500
Plains All American Pipeline LP/PAA Finance Corp.
6.650% 01/15/37	200,000	210,657
TransCanada Pipelines Ltd.
6.350% 05/15/67 (c)	320,000	280,365
Pipelines Total		1,373,492
Energy Total		3,455,610

	Par ($)	Value ($)
Financials – 4.9%
Banks – 3.1%
ANZ National International Ltd.
6.200% 07/19/13 (b)	350,000	382,978
Bank of New York Mellon Corp.
5.125% 08/27/13	350,000	378,334
Barclays Bank PLC
6.750% 05/22/19	375,000	419,413
Capital One Financial Corp.
5.500% 06/01/15	300,000	310,671
Citicorp Lease Pass-Through Trust
8.040% 12/15/19 (b)	750,000	742,231
Citigroup Funding, Inc.
2.000% 03/30/12 (d)	800,000	808,766
Credit Suisse/New York NY
6.000% 02/15/18	375,000	392,609
Deutsche Bank AG
4.875% 05/20/13	300,000	319,550
Goldman Sachs Group, Inc.
6.345% 02/15/34	290,000	266,330
HSBC Capital Funding LP
9.547% 12/31/49 (b)(c)	450,000	454,500
JPMorgan Chase & Co.
6.000% 01/15/18	450,000	482,996
Keycorp
6.500% 05/14/13	255,000	261,037
Merrill Lynch & Co., Inc.
6.050% 08/15/12 (e)	350,000	373,270
Morgan Stanley
6.750% 04/15/11	150,000	159,941
Northern Trust Corp.
4.625% 05/01/14	285,000	303,254
U.S. Bank N.A.
6.300% 02/04/14	350,000	391,814
Wachovia Corp.
4.875% 02/15/14	375,000	381,985
Banks Total		6,829,679
Diversified Financial Services – 0.9%
AGFC Capital Trust I
6.000% 01/15/67 (b)(c)	350,000	140,000
Ameriprise Financial, Inc.
7.300% 06/28/19	230,000	253,546
CDX North America High Yield
8.875% 06/29/13 (b)	348,000	327,120
General Electric Capital Corp.
2.250% 03/12/12 (d)	800,000	814,447
5.000% 01/08/16	430,000	431,553
Lehman Brothers Holdings, Inc.
5.750% 07/18/11 (f)(g)	350,000	62,125
Diversified Financial Services Total		2,028,791

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2009

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Insurance – 0.6%
Chubb Corp.
5.750% 05/15/18	150,000	164,535
Lincoln National Corp.
8.750% 07/01/19	225,000	260,228
MetLife, Inc.
6.817% 08/15/18	285,000	317,206
Principal Life Income Funding Trusts
5.300% 04/24/13	225,000	230,824
Prudential Financial, Inc.
6.100% 06/15/17	275,000	276,213
UnitedHealth Group, Inc.
5.250% 03/15/11	200,000	207,865
Insurance Total		1,456,871
Real Estate Investment Trusts (REITs) – 0.3%
Duke Realty LP
7.375% 02/15/15	250,000	257,836
Health Care Property Investors, Inc.
6.450% 06/25/12	250,000	257,741
Simon Property Group LP
5.750% 12/01/15	185,000	189,239
Real Estate Investment Trusts (REITs) Total		704,816
Financials Total		11,020,157
Industrials – 0.8%
Aerospace & Defense – 0.3%
BE Aerospace, Inc.
8.500% 07/01/18	410,000	420,250
United Technologies Corp.
5.375% 12/15/17	250,000	272,745
Aerospace & Defense Total		692,995
Miscellaneous Manufacturing – 0.3%
Bombardier, Inc.
6.300% 05/01/14 (b)	445,000	429,425
Tyco International Ltd./ Tyco International Finance SA
7.000% 12/15/19	95,000	102,841
Miscellaneous Manufacturing Total		532,266
Transportation – 0.2%
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	225,000	252,073
Norfolk Southern Corp.
5.750% 04/01/18	250,000	271,938
Transportation Total		524,011
Industrials Total		1,749,272

	Par ($)	Value ($)
Technology – 0.3%
Computers – 0.1%
Hewlett-Packard Co.
5.500% 03/01/18	250,000	273,177
Computers Total		273,177
Networking Products – 0.1%
Cisco Systems, Inc.
4.950% 02/15/19	245,000	257,539
Networking Products Total		257,539
Software – 0.1%
Oracle Corp.
6.500% 04/15/38	190,000	220,235
Software Total		220,235
Technology Total		750,951
Utilities – 1.2%
Electric – 1.0%
Commonwealth Edison Co.
5.950% 08/15/16	200,000	218,064
Consolidated Edison Co. of New York
5.850% 04/01/18	230,000	250,707
Dominion Resources, Inc.
5.200% 08/15/19	240,000	249,196
Indiana Michigan Power Co.
5.650% 12/01/15	225,000	237,896
Pacific Gas & Electric Co.
5.800% 03/01/37	225,000	243,586
Progress Energy, Inc.
7.750% 03/01/31	200,000	250,343
Southern California Edison Co.
5.000% 01/15/14	300,000	322,408
Texas Competitive Electric Holdings Co., LLC
PIK, 10.500% 11/01/16	667,937	418,296
Electric Total		2,190,496
Gas – 0.2%
Atmos Energy Corp.
6.350% 06/15/17	225,000	244,050
Sempra Energy
6.500% 06/01/16	230,000	254,252
Gas Total		498,302
Utilities Total		2,688,798
Total Corporate Fixed-Income Bonds & Notes (cost of $28,609,702)		30,272,778

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2009

Mortgage-Backed Securities – 11.9%
	Par ($)	Value ($)
Federal Home Loan Mortgage Corp.
5.000% 06/01/36	587,761	608,632
5.000% 02/01/38	811,058	839,306
5.000% 05/01/39	715,504	740,353
5.500% 04/01/21	1,515,191	1,606,931
5.500% 12/01/37	863,449	905,047
5.500% 07/01/38	773,546	810,770
5.500% 01/01/39	509,568	534,088
6.000% 12/01/37	1,555,052	1,645,051
6.500% 02/01/11	7,901	8,112
6.500% 04/01/11	16,805	17,502
6.500% 05/01/11	15,982	16,728
6.500% 10/01/11	9,338	9,731
6.500% 07/01/16	9,838	10,535
6.500% 04/01/26	24,449	26,361
6.500% 06/01/26	29,552	31,862
6.500% 02/01/27	23,848	25,716
6.500% 06/01/31	34,158	36,774
6.500% 07/01/31	13,108	14,120
6.500% 01/01/38	678,632	724,323
7.000% 07/01/28	38,544	42,417
7.000% 04/01/29	23,559	25,925
7.000% 01/01/30	6,686	7,353
7.000% 06/01/31	7,010	7,709
7.000% 08/01/31	82,555	90,784
7.500% 08/01/15	371	401
7.500% 01/01/30	44,055	49,478
8.000% 09/01/15	20,702	22,445
Federal National Mortgage Association
5.000% 05/01/37	712,129	736,750
5.000% 01/01/38	961,382	994,620
5.500% 11/01/21	265,267	281,411
5.500% 11/01/36	1,505,512	1,578,984
5.500% 02/01/37	709,827	743,913
5.500% 06/01/38	1,530,612	1,603,396
5.500% 10/01/38	350,000	366,643
6.000% 09/01/36	611,225	646,791
6.000% 06/01/38	1,514,893	1,600,352
6.000% 03/01/39	543,345	574,452
6.500% 03/01/11	2,621	2,743
6.500% 03/01/38	906,070	969,957
7.000% 03/01/15	38,553	41,243
7.000% 07/01/16	8,148	8,823
7.000% 02/01/31	18,077	19,955
7.000% 07/01/31	72,314	79,850
7.000% 07/01/32	5,305	5,846
7.500% 06/01/15	11,229	12,224
7.500% 08/01/15	31,822	34,639

	Par ($)	Value ($)
7.500% 09/01/15	11,923	12,979
7.500% 02/01/31	20,052	22,467
7.500% 08/01/31	19,753	22,136
8.000% 12/01/29	21,770	24,669
8.000% 04/01/30	28,652	32,483
8.000% 05/01/30	2,720	3,084
8.000% 07/01/31	28,821	32,679
TBA: 5.000% 10/01/39 (h)	1,550,000	1,600,859
5.500% 10/01/39 (h)	1,530,000	1,600,285
Government National Mortgage Association
5.000% 04/15/39	1,952,316	2,024,735
5.500% 02/15/37	1,348,192	1,417,919
6.000% 04/15/13	2,787	2,991
6.500% 05/15/13	7,969	8,543
6.500% 06/15/13	3,050	3,270
6.500% 08/15/13	6,099	6,538
6.500% 11/15/13	16,997	18,220
6.500% 07/15/14	16,951	18,171
6.500% 01/15/29	6,291	6,800
6.500% 03/15/29	61,628	66,609
6.500% 04/15/29	108,373	117,131
6.500% 05/15/29	94,619	102,265
6.500% 07/15/31	42,908	46,308
7.000% 11/15/13	111,329	118,557
7.000% 05/15/29	19,111	21,106
7.000% 09/15/29	26,242	28,981
7.000% 06/15/31	22,262	24,600
7.500% 06/15/23	782	872
7.500% 01/15/26	18,555	20,765
7.500% 09/15/29	28,727	32,197
8.000% 07/15/25	9,135	10,356
8.500% 12/15/30	3,026	3,480
9.000% 12/15/17	19,189	20,925
Total Mortgage-Backed Securities (cost of $25,721,400)		26,634,026
Government & Agency Obligations – 7.7%
Foreign Government Obligations – 0.6%
Province of Ontario
5.450% 04/27/16	500,000	558,661
Province of Quebec
4.625% 05/14/18	435,000	453,363
United Mexican States
7.500% 04/08/33	250,000	296,875
Foreign Government Obligations Total		1,308,899

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2009

Government & Agency Obligations (continued)
	Par ($)	Value ($)
U.S. Government Agencies – 0.7%
Federal Home Loan Bank
5.500% 08/13/14	165,000	187,001
Federal Home Loan Mortgage Corp.
3.125% 10/25/10 (i)	85,000	87,302
5.500% 08/23/17	1,125,000	1,280,630
U.S. Government Agencies Total		1,554,933
U.S. Government Obligations – 6.4%
U.S. Treasury Bonds
5.375% 02/15/31	4,070,000	4,835,669
U.S. Treasury Inflation Indexed Bonds
1.625% 01/15/15	609,055	620,475
2.000% 01/15/14	571,115	591,461
2.375% 01/15/25	731,219	766,638
3.500% 01/15/11	1,361,129	1,416,851
3.875% 04/15/29	759,823	978,272
U.S. Treasury Inflation Indexed Notes
1.875% 07/15/13	404,544	417,944
2.000% 01/15/16	423,177	439,046
2.125% 01/15/19	476,468	500,291
2.375% 04/15/11	206,154	212,274
2.625% 07/15/17	342,906	372,268
3.000% 07/15/12	299,448	318,350
U.S. Treasury Notes
0.875% 04/30/11	2,835,000	2,842,751
U.S. Government Obligations Total		14,312,290
Total Government & Agency Obligations (cost of $16,566,887)		17,176,122
Commercial Mortgage-Backed Securities – 4.1%
Bear Stearns Commercial Mortgage Securities
5.742% 09/11/42	1,000,000	935,790
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.366% 12/11/49	420,000	285,354
Commercial Mortgage Pass Through Certificates
5.234% 07/10/37 (c)	980,000	977,786
CS First Boston Mortgage Securities Corp.
4.577% 04/15/37	1,586,000	1,598,206
GE Capital Commercial Mortgage Corp.
4.819% 01/10/38	725,000	742,805
JPMorgan Chase Commercial Mortgage Securities Corp.
4.780% 07/15/42	310,000	261,548
5.201% 08/12/37	575,000	598,601
5.440% 06/12/47	1,020,000	876,380
5.447% 06/12/47	509,000	456,605
5.525% 04/15/43	1,457,000	1,111,414

	Par ($)	Value ($)
Morgan Stanley Capital I
5.809% 12/12/49	1,500,000	1,283,802
Total Commercial Mortgage-Backed Securities (cost of $9,764,355)		9,128,291
Collateralized Mortgage Obligations – 2.8%
Agency – 1.8%
Federal Home Loan Mortgage Corp.
4.500% 02/15/18	392,086	409,285
5.000% 08/15/32	670,000	704,803
5.000% 05/15/33	720,000	758,581
6.000% 02/15/28	580,675	603,396
Federal National Mortgage Association
4.000% 12/25/20	1,097,781	1,136,298
5.000% 12/25/15	423,366	430,286
Agency Total		4,042,649
Non-Agency – 1.0%
American Mortgage Trust
8.445% 09/27/22 (c)	6,738	4,086
Bear Stearns Adjustable Rate Mortgage Trust
5.449% 02/25/47 (c)	862,727	521,118
Countrywide Alternative Loan Trust
5.250% 08/25/35	284,340	236,573
5.500% 10/25/35	590,365	445,666
JPMorgan Mortgage Trust
6.007% 10/25/36 (c)	570,606	467,478
Lehman Mortgage Trust
6.500% 01/25/38	709,239	509,765
Non-Agency Total		2,184,686
Total Collateralized Mortgage Obligations (cost of $7,051,423)		6,227,335
Commodities – 2.5%
	Shares
iShares GSCI Commodity Indexed Trust	23,230	689,466
PowerShares DB Agriculture Fund	33,190	845,017
PowerShares DB Commodity Index Tracking Fund	72,310	1,595,159
SPDR Gold Trust	8,600	850,110
United States Oil Fund LP	48,360	1,750,149
Total Commodities (cost of $5,554,539)		5,729,901

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2009

Asset-Backed Securities – 1.4%
	Par ($)	Value ($)
Citicorp Residential Mortgage Securities, Inc.
6.080% 06/25/37	490,000	448,898
Ford Credit Auto Owner Trust
5.470% 06/15/12	761,000	801,969
Franklin Auto Trust
5.360% 05/20/16	989,000	993,666
Green Tree Financial Corp.
6.870% 01/15/29	116,490	110,118
Harley-Davidson Motorcycle Trust
5.350% 03/15/13	690,625	713,058
Total Asset-Backed Securities (cost of $3,048,964)		3,067,709
Convertible Preferred Stock – 0.2%
	Shares
Health Care – 0.1%
Pharmaceuticals – 0.1%
Schering-Plough Corp., 6.000%	600	145,620
Pharmaceuticals Total		145,620
Health Care Total		145,620
Materials – 0.1%
Metals & Mining – 0.1%
Freeport-McMoRan Copper & Gold, Inc., 6.750%	3,850	396,550
Metals & Mining Total		396,550
Materials Total		396,550
Total Convertible Preferred Stock (cost of $316,920)		542,170
Investment Company – 0.1%
iShares MSCI EAFE Index Fund	2,323	127,068
Total Investment Company (cost of $127,319)		127,068

Preferred Stock – 0.1%
	Shares	Value ($)
Utilities – 0.1%
Electric Utilities – 0.1%
Cia Energetica de Minas Gerais 5.000%	6,525	99,444
Electric Utilities Total		99,444
Utilities Total		99,444
Total Preferred Stock (cost of $117,589)		99,444
Convertible Bond – 0.0%
	Par ($)
Financials – 0.0%
Real Estate Investment Trusts (REITs) – 0.0%
Vornado Realty Trust
3.625% 11/15/26	18,000	17,482
Real Estate Investment Trusts (REITs) Total		17,482
Financials Total		17,482
Total Convertible Bond (cost of $14,260)		17,482
Rights – 0.0%
	Shares
Financials – 0.0%
BNP Paribas Ltd.
Expires 10/13/09 (a)	2,324	5,033
Fortis
Expires 07/04/14 (a)(f)	8,439	—
Financials Total		5,033
Total Rights (cost of $—)		5,033
Purchased Put Options – 0.0%
	Units
CBOE SPX Volatility Index November Put Strike price $23 Expires: 11/21/09	14	7,980
Purchased Options Total		7,980
Total Purchased Put Options (cost of $8,709)		7,980

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2009

Short-Term Obligation – 3.3%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/09, due on 10/01/09, at 0.010%, collateralized by U.S. Government Agency obligations with various maturities to 01/13/14, market value $7,585,700 (repurchase proceeds $7,429,002)	7,429,000	7,429,000
Total Short-Term Obligation (cost of $7,429,000)		7,429,000
Total Investments – 99.0% (cost of $200,692,001) (j)		221,554,782
Other Assets & Liabilities, Net – 1.0%		2,284,014
Net Assets – 100.0%		223,838,796

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, these securities, which are not illiquid, amounted to $3,915,360, which represents 1.7% of net assets.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2009.

(d)  Security is guaranteed by the Federal Deposit Insurance Corporation.

(e)  Investments in affiliates during the twelve months ended September 30, 2009:

  Security name: Merrill Lynch & Co., Inc., 6.050% 08/15/12

Par as of 09/30/08:	$350,000
Par purchased:	$–
Par sold:	$–
Par as of 09/30/09:	$350,000
Net realized gain (loss):	$–
Interest income earned:	$21,175
Value at end of period:	$373,270

  As of January 1, 2009, Merrill Lynch & Co., Inc. is a wholly owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of these securities amounted to $62,125, which represents less than 0.1% of net assets.

(g)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At September 30, 2009, the value of this security amounted to $62,125, which represents less than 0.1% of net assets.

(h)  Security purchased on a delayed delivery basis.

(i)  All or a portion of this security is held as collateral for open futures contracts. At September 30, 2009, market value of the security pledged amounted to $71,896.

(j)  Cost for federal income tax purposes is $202,595,625.

The following table summarizes the inputs used, as of September 30, 2009 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$10,673,389	$2,012,170	$—	$12,685,559
Consumer Staples	8,435,028	1,835,834	—	10,270,862
Energy	10,654,396	1,313,468	—	11,967,864
Financials	15,580,120	5,524,204	—	21,104,324
Health Care	11,447,405	1,348,443	—	12,795,848
Industrials	10,526,040	2,277,952	—	12,803,992
Information Technology	18,610,010	915,465	—	19,525,475
Materials	4,354,832	2,045,362	—	6,400,194
Telecommunication Services	1,919,935	1,144,959	—	3,064,894
Utilities	3,254,108	1,217,323	—	4,471,431
Total Common Stocks	95,455,263	19,635,180	—	115,090,443
Corporate Fixed-Income Bonds & Notes
Basic Materials	—	1,967,205	—	1,967,205
Communications	—	4,689,667	—	4,689,667
Consumer Cyclical	—	1,379,414	—	1,379,414
Consumer Non-Cyclical	—	2,571,704	—	2,571,704
Energy	—	3,455,610	—	3,455,610
Financials	—	11,020,157	—	11,020,157
Industrials	—	1,749,272	—	1,749,272
Technology	—	750,951	—	750,951
Utilities	—	2,688,798	—	2,688,798
Total Corporate Fixed-Income Bonds & Notes	—	30,272,778	—	30,272,778
Total Mortgage-Backed Securities	3,201,144	23,432,882	—	26,634,026
Total Government & Agency Obligations	14,312,290	2,863,832	—	17,176,122
Total Commercial Mortgage-Backed Securities	—	9,128,291	—	9,128,291
Total Collateralized Mortgage Obligations	—	6,227,335	—	6,227,335
Total Commodities	5,729,901	—	—	5,729,901
Total Asset-Backed Securities	—	3,067,709	—	3,067,709
Total Convertible Preferred Stock	542,170	—	—	542,170
Total Investment Company	127,068	—	—	127,068
Total Preferred Stock	99,444	—	—	99,444
Total Convertible Bond	—	17,482	—	17,482
Total Rights	—	5,033	—	5,033
Total Purchased Put Options	7,980	—	—	7,980
Total Short-Term Obligation	—	7,429,000	—	7,429,000
Total Investments	119,475,260	102,079,522	—	221,554,782
Unrealized Appreciation on Futures Contracts	52,875	—	—	52,875
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	—	82,585	—	82,585
Total	$119,528,135	$102,162,107	$—	$221,690,242

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2009

At September 30, 2009, the Fund held the following open long futures contracts:

Risk Exposure	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
Interest Rate Risk
10-Year U.S. Treasury Notes	7	$828,297	$815,468	Dec-09	$12,829
Equity Risk
S&P 500® Index	22	5,790,950	5,750,904	Dec-09	40,046
					$52,875

At September 30, 2009, cash of $965,000 was pledged as collateral for open futures contracts.

For the year ended September 30, 2009, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at September 30, 2008	106	$3,896
Options written	949	37,598
Options terminated in closing purchase transactions	(7)	(1,974)
Options expired	(786)	(27,823)
Options exercised	(262)	(11,697)
Options outstanding at September 30, 2009	–	$–

Forward foreign currency exchange contracts outstanding on September 30, 2009 are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$894,130	$793,252	10/08/09	$100,878
AUD	119,922	114,022	10/08/09	5,900
CAD	19,614	19,706	10/08/09	(92)
CHF	87,817	85,278	10/08/09	2,539
CHF	8,685	8,735	10/08/09	(50)
CZK	18,838	19,035	10/08/09	(197)
DKK	154,299	147,230	10/08/09	7,069
EUR	554,608	529,160	10/08/09	25,448
EUR	65,850	64,063	10/08/09	1,787
EUR	48,290	47,012	10/08/09	1,278
EUR	118,531	115,704	10/08/09	2,827
EUR	89,264	89,891	10/08/09	(627)
EUR	21,950	22,218	10/08/09	(268)
GBP	775,083	790,002	10/08/09	(14,919)
GBP	124,653	128,708	10/08/09	(4,055)
GBP	63,924	65,498	10/08/09	(1,574)
ILS	14,603	14,694	10/08/09	(91)
JPY	68,983	65,275	10/08/09	3,708
JPY	47,303	46,071	10/08/09	1,232
JPY	9,313	9,211	10/08/09	102
NOK	132,765	118,364	10/08/09	14,401
PLN	9,055	9,283	10/08/09	(228)
SEK	222,061	196,992	10/08/09	25,069
SGD	68,857	67,312	10/08/09	1,545
SGD	97,962	96,862	10/08/09	1,100
TWD	20,683	20,564	10/08/09	119
				$172,901

Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$123,450	$122,150	10/08/09	$(1,300)
CAD	212,023	198,426	10/08/09	(13,597)
CAD	66,315	65,021	10/08/09	(1,294)
CHF	204,583	195,734	10/08/09	(8,849)
CZK	233,530	217,725	10/08/09	(15,805)
CZK	34,487	32,478	10/08/09	(2,009)
DKK	47,174	46,006	10/08/09	(1,168)
DKK	71,155	70,662	10/08/09	(493)
DKK	2,555	2,572	10/08/09	17
GBP	63,924	67,948	10/08/09	4,024
GBP	63,924	66,028	10/08/09	2,104
ILS	206,832	197,190	10/08/09	(9,642)
JPY	181,759	175,204	10/08/09	(6,555)
JPY	66,799	63,476	10/08/09	(3,323)
KRW	121,491	114,877	10/08/09	(6,614)
KRW	33,853	33,042	10/08/09	(811)
KRW	69,162	68,224	10/08/09	(938)
NOK	9,347	9,225	10/08/09	(122)
PLN	129,552	118,358	10/08/09	(11,194)
SEK	56,519	57,363	10/08/09	844
SGD	122,097	117,913	10/08/09	(4,184)
SGD	44,722	43,486	10/08/09	(1,236)
TWD	201,878	195,919	10/08/09	(5,959)
TWD	44,263	43,284	10/08/09	(979)
TWD	47,721	46,488	10/08/09	(1,233)
				$(90,316)

At September 30, 2009, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	51.4
Corporate Fixed-Income Bonds & Notes	13.5
Mortgage-Backed Securities	11.9
Government & Agency Obligations	7.7
Commercial Mortgage-Backed Securities	4.1
Collateralized Mortgage Obligations	2.8
Asset-Backed Securities	1.4
Convertible Preferred Stock	0.2
Preferred Stock	0.1
Convertible Bond	0.0	*
Rights	0.0	*
Purchased Put Options	0.0	*
	93.1
Commodities	2.5
Investment Company	0.1
Short Term Obligation	3.3
Other Assets & Liabilities, Net	1.0
	100.0

* Rounds to less than 0.1%.

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund

September 30, 2009

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

NOK	Norwegian Krone

PIK	Payment-in-Kind

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

TBA	To Be Announced

TWD	Taiwan Dollar

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Large Cap Growth Fund

September 30, 2009

Common Stocks – 99.9%
	Shares	Value ($)
Consumer Discretionary – 11.1%
Hotels, Restaurants & Leisure – 2.9%
International Game Technology	508,714	10,927,177
Las Vegas Sands Corp. (a)	216,400	3,644,176
Starbucks Corp. (a)	393,800	8,131,970
Starwood Hotels & Resorts Worldwide, Inc.	251,200	8,297,136
Yum! Brands, Inc.	205,600	6,941,056
Hotels, Restaurants & Leisure Total		37,941,515
Internet & Catalog Retail – 0.9%
Amazon.com, Inc. (a)	121,300	11,324,568
Internet & Catalog Retail Total		11,324,568
Media – 0.7%
Viacom, Inc., Class B (a)	307,100	8,611,084
Media Total		8,611,084
Multiline Retail – 3.1%
J.C. Penney Co., Inc.	284,200	9,591,750
Nordstrom, Inc.	333,200	10,175,928
Target Corp.	453,000	21,146,040
Multiline Retail Total		40,913,718
Specialty Retail – 2.8%
Best Buy Co., Inc.	190,900	7,162,568
GameStop Corp., Class A (a)	260,200	6,887,494
Lowe's Companies, Inc.	664,900	13,923,006
Staples, Inc.	383,800	8,911,836
Specialty Retail Total		36,884,904
Textiles, Apparel & Luxury Goods – 0.7%
Polo Ralph Lauren Corp.	114,400	8,765,328
Textiles, Apparel & Luxury Goods Total		8,765,328
Consumer Discretionary Total		144,441,117
Consumer Staples – 12.9%
Beverages – 3.2%
Coca-Cola Co.	181,800	9,762,660
Molson Coors Brewing Co., Class B	206,600	10,057,288
PepsiCo, Inc.	365,600	21,446,096
Beverages Total		41,266,044
Food & Staples Retailing – 2.0%
Costco Wholesale Corp.	145,900	8,237,514
CVS Caremark Corp.	241,300	8,624,062
Wal-Mart Stores, Inc.	194,500	9,548,005
Food & Staples Retailing Total		26,409,581

	Shares	Value ($)
Food Products – 0.5%
Hershey Co.	162,400	6,310,864
Food Products Total		6,310,864
Household Products – 2.7%
Colgate-Palmolive Co.	157,900	12,044,612
Procter & Gamble Co.	404,800	23,446,016
Household Products Total		35,490,628
Personal Products – 1.9%
Avon Products, Inc.	286,300	9,722,748
Estee Lauder Companies, Inc., Class A	168,000	6,229,440
Mead Johnson Nutrition Co., Class A	193,400	8,724,274
Personal Products Total		24,676,462
Tobacco – 2.6%
Philip Morris International, Inc.	697,400	33,991,276
Tobacco Total		33,991,276
Consumer Staples Total		168,144,855
Energy – 4.8%
Energy Equipment & Services – 1.4%
Nabors Industries Ltd. (a)	451,600	9,438,440
Transocean Ltd. (a)	112,762	9,644,534
Energy Equipment & Services Total		19,082,974
Oil, Gas & Consumable Fuels – 3.4%
Alpha Natural Resources, Inc. (a)	252,400	8,859,240
Apache Corp.	155,200	14,252,016
Devon Energy Corp.	176,175	11,861,863
Hess Corp.	167,400	8,949,204
Oil, Gas & Consumable Fuels Total		43,922,323
Energy Total		63,005,297
Financials – 6.3%
Capital Markets – 2.3%
Goldman Sachs Group, Inc.	56,600	10,434,210
Morgan Stanley	632,300	19,525,424
Capital Markets Total		29,959,634
Commercial Banks – 0.9%
SunTrust Banks, Inc.	510,000	11,500,500
Commercial Banks Total		11,500,500
Diversified Financial Services – 0.7%
JPMorgan Chase & Co.	220,100	9,644,782
Diversified Financial Services Total		9,644,782

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
Insurance – 2.4%
Principal Financial Group, Inc.	203,500	5,573,865
Prudential Financial, Inc.	291,000	14,523,810
XL Capital Ltd., Class A	612,700	10,697,742
Insurance Total		30,795,417
Financials Total		81,900,333
Health Care – 15.1%
Biotechnology – 3.3%
Amgen, Inc. (a)	192,000	11,564,160
Celgene Corp. (a)	182,600	10,207,340
Gilead Sciences, Inc. (a)	284,300	13,242,694
Vertex Pharmaceuticals, Inc. (a)	203,000	7,693,700
Biotechnology Total		42,707,894
Health Care Equipment & Supplies – 2.8%
Baxter International, Inc.	376,100	21,441,461
Boston Scientific Corp. (a)	1,014,200	10,740,378
Hospira, Inc. (a)	87,600	3,906,960
Health Care Equipment & Supplies Total		36,088,799
Health Care Providers & Services – 1.9%
CIGNA Corp.	409,000	11,488,810
Medco Health Solutions, Inc. (a)	234,800	12,986,788
Health Care Providers & Services Total		24,475,598
Life Sciences Tools & Services – 2.4%
Covance, Inc. (a)	132,100	7,153,215
Life Technologies Corp. (a)	280,900	13,075,895
Thermo Fisher Scientific, Inc. (a)	267,169	11,667,270
Life Sciences Tools & Services Total		31,896,380
Pharmaceuticals – 4.7%
Abbott Laboratories	396,100	19,595,067
Allergan, Inc.	244,000	13,849,440
Bristol-Myers Squibb Co.	729,400	16,426,088
Johnson & Johnson	191,600	11,666,524
Pharmaceuticals Total		61,537,119
Health Care Total		196,705,790
Industrials – 11.3%
Aerospace & Defense – 3.4%
Lockheed Martin Corp.	82,100	6,410,368
Precision Castparts Corp.	127,800	13,018,986
United Technologies Corp.	401,500	24,463,395
Aerospace & Defense Total		43,892,749

	Shares	Value ($)
Air Freight & Logistics – 0.6%
FedEx Corp.	115,400	8,680,388
Air Freight & Logistics Total		8,680,388
Commercial Services & Supplies – 0.9%
Republic Services, Inc.	438,700	11,656,259
Commercial Services & Supplies Total		11,656,259
Industrial Conglomerates – 1.6%
Tyco International Ltd.	605,100	20,863,848
Industrial Conglomerates Total		20,863,848
Machinery – 2.7%
Dover Corp.	250,000	9,690,000
Flowserve Corp.	117,100	11,539,034
Parker Hannifin Corp.	115,600	5,992,704
SPX Corp.	131,400	8,050,878
Machinery Total		35,272,616
Road & Rail – 1.3%
Con-way, Inc.	76,900	2,946,808
Norfolk Southern Corp.	201,400	8,682,354
Ryder System, Inc.	128,000	4,999,680
Road & Rail Total		16,628,842
Trading Companies & Distributors – 0.8%
W.W. Grainger, Inc.	116,200	10,383,632
Trading Companies & Distributors Total		10,383,632
Industrials Total		147,378,334
Information Technology – 33.3%
Communications Equipment – 5.7%
Cisco Systems, Inc. (a)	1,454,723	34,244,179
CommScope, Inc. (a)	253,500	7,587,255
QUALCOMM, Inc.	575,200	25,872,496
Research In Motion Ltd. (a)	98,800	6,673,940
Communications Equipment Total		74,377,870
Computers & Peripherals – 10.4%
Apple, Inc. (a)	241,117	44,695,859
Dell, Inc. (a)	689,200	10,517,192
EMC Corp. (a)	1,013,200	17,264,928
Hewlett-Packard Co.	644,149	30,410,274
International Business Machines Corp.	269,000	32,175,090
Computers & Peripherals Total		135,063,343
Electronic Equipment, Instruments & Components – 0.5%
Corning, Inc.	422,600	6,470,006
Electronic Equipment, Instruments & Components Total		6,470,006

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
Internet Software & Services – 4.9%
Akamai Technologies, Inc. (a)	343,100	6,752,208
eBay, Inc. (a)	406,700	9,602,187
Equinix, Inc. (a)	101,400	9,328,800
Google, Inc., Class A (a)	78,566	38,956,951
Internet Software & Services Total		64,640,146
IT Services – 0.5%
Visa, Inc., Class A	91,400	6,316,654
IT Services Total		6,316,654
Semiconductors & Semiconductor Equipment – 5.6%
Analog Devices, Inc.	375,000	10,342,500
Broadcom Corp., Class A (a)	326,500	10,020,285
Cypress Semiconductor Corp. (a)	289,000	2,985,370
Intel Corp.	925,344	18,108,982
Maxim Integrated Products, Inc.	409,300	7,424,702
Teradyne, Inc. (a)	736,000	6,808,000
Texas Instruments, Inc.	738,300	17,490,327
Semiconductors & Semiconductor Equipment Total		73,180,166
Software – 5.7%
Activision Blizzard, Inc. (a)	553,681	6,860,107
Adobe Systems, Inc. (a)	207,700	6,862,408
Microsoft Corp.	1,961,198	50,775,416
Oracle Corp.	474,036	9,878,910
Software Total		74,376,841
Information Technology Total		434,425,026
Materials – 2.9%
Chemicals – 0.5%
Celanese Corp., Series A	273,700	6,842,500
Chemicals Total		6,842,500
Containers & Packaging – 1.3%
Crown Holdings, Inc. (a)	346,300	9,419,360
Owens-Illinois, Inc. (a)	200,900	7,413,210
Containers & Packaging Total		16,832,570
Metals & Mining – 1.1%
Freeport-McMoRan Copper & Gold, Inc.	74,600	5,118,306
Steel Dynamics, Inc.	624,800	9,584,432
Metals & Mining Total		14,702,738
Materials Total		38,377,808

	Shares	Value ($)
Telecommunication Services – 1.2%
Wireless Telecommunication Services – 1.2%
American Tower Corp., Class A (a)	293,200	10,672,480
Millicom International Cellular SA (a)	59,251	4,309,918
Wireless Telecommunication Services Total		14,982,398
Telecommunication Services Total		14,982,398
Utilities – 1.0%
Independent Power Producers & Energy Traders – 1.0%
AES Corp. (a)	904,900	13,410,618
Independent Power Producers & Energy Traders Total		13,410,618
Utilities Total		13,410,618
Total Common Stocks (cost of $1,080,520,522)		1,302,771,576
Short-Term Obligation – 0.1%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/09, due 10/01/09, at 0.010%, collateralized by a U.S. Treasury obligation maturing 02/12/15, market value $1,793,132 (repurchase proceeds $1,753,000)	1,753,000	1,753,000
Total Short-Term Obligation (cost of $1,753,000)		1,753,000
Total Investments – 100.0% (cost of $1,082,273,522) (b)		1,304,524,576
Other Assets & Liabilities, Net – (0.0)%		(511,110)
Net Assets – 100.0%		1,304,013,466

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,092,031,688.

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund

September 30, 2009

The following table summarizes the inputs used, as of September 30, 2009 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$144,441,117	$—	$—	$144,441,117
Consumer Staples	168,144,855	—	—	168,144,855
Energy	63,005,297	—	—	63,005,297
Financials	81,900,333	—	—	81,900,333
Health Care	196,705,790	—	—	196,705,790
Industrials	147,378,334	—	—	147,378,334
Information Technology	434,425,026	—	—	434,425,026
Materials	38,377,808	—	—	38,377,808
Telecommunication Services	14,982,398	—	—	14,982,398
Utilities	13,410,618	—	—	13,410,618
Total Common Stocks	1,302,771,576	—	—	1,302,771,576
Total Short-Term Obligation	—	1,753,000	—	1,753,000
Total Investments	$1,302,771,576	$1,753,000	$—	$1,304,524,576

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At September 30, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	33.3
Health Care	15.1
Consumer Staples	12.9
Industrials	11.3
Consumer Discretionary	11.1
Financials	6.3
Energy	4.8
Materials	2.9
Telecommunication Services	1.2
Utilities	1.0
	99.9
Short-Term Obligation	0.1
Other Assets & Liabilities, Net	(0.0	)*
	100.0

* Rounds to less than 0.1%.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Disciplined Value Fund

September 30, 2009

Common Stocks – 99.7%
	Shares	Value ($)
Consumer Discretionary – 9.4%
Automobiles – 0.4%
Ford Motor Co. (a)	181,000	1,305,010
Automobiles Total		1,305,010
Hotels, Restaurants & Leisure – 0.2%
Carnival Corp.	20,200	672,256
Hotels, Restaurants & Leisure Total		672,256
Household Durables – 1.5%
Garmin Ltd.	95,300	3,596,622
Leggett & Platt, Inc.	56,500	1,096,100
Household Durables Total		4,692,722
Media – 1.9%
Comcast Corp., Class A	203,700	3,440,493
DISH Network Corp., Class A (a)	28,400	546,984
Viacom, Inc., Class B (a)	700	19,628
Walt Disney Co.	68,600	1,883,756
Media Total		5,890,861
Multiline Retail – 0.6%
J.C. Penney Co., Inc.	44,400	1,498,500
Kohl's Corp. (a)	1,100	62,755
Sears Holdings Corp. (a)	2,900	189,399
Multiline Retail Total		1,750,654
Specialty Retail – 4.2%
Barnes & Noble, Inc.	47,900	1,064,338
Gap, Inc.	207,800	4,446,920
Home Depot, Inc.	244,600	6,516,144
Limited Brands, Inc.	5,000	84,950
RadioShack Corp.	39,700	657,829
Specialty Retail Total		12,770,181
Textiles, Apparel & Luxury Goods – 0.6%
Polo Ralph Lauren Corp.	21,600	1,654,992
Textiles, Apparel & Luxury Goods Total		1,654,992
Consumer Discretionary Total		28,736,676
Consumer Staples – 5.3%
Beverages – 0.0%
Pepsi Bottling Group, Inc.	1,600	58,304
Beverages Total		58,304
Food Products – 1.6%
Archer-Daniels-Midland Co.	2,300	67,206
Campbell Soup Co.	66,200	2,159,444
ConAgra Foods, Inc.	23,900	518,152

	Shares	Value ($)
Del Monte Foods Co.	104,700	1,212,426
Kraft Foods, Inc., Class A	39,900	1,048,173
Food Products Total		5,005,401
Household Products – 2.8%
Kimberly-Clark Corp.	43,300	2,553,834
Procter & Gamble Co.	102,900	5,959,968
Household Products Total		8,513,802
Personal Products – 0.1%
Mead Johnson Nutrition Co., Class A	9,100	410,501
Personal Products Total		410,501
Tobacco – 0.8%
Lorillard, Inc.	26,100	1,939,230
Reynolds American, Inc.	9,200	409,584
Tobacco Total		2,348,814
Consumer Staples Total		16,336,822
Energy – 18.2%
Energy Equipment & Services – 1.5%
Exterran Holdings, Inc. (a)	1,900	45,106
Nabors Industries Ltd. (a)	7,200	150,480
National Oilwell Varco, Inc. (a)	7,900	340,727
Oil States International, Inc. (a)	60,400	2,121,852
Patterson-UTI Energy, Inc.	7,600	114,760
SEACOR Holdings, Inc. (a)	10,700	873,441
Superior Energy Services, Inc. (a)	36,400	819,728
Energy Equipment & Services Total		4,466,094
Oil, Gas & Consumable Fuels – 16.7%
Anadarko Petroleum Corp.	19,600	1,229,508
Apache Corp.	81,600	7,493,328
Arch Coal, Inc.	3,500	77,455
Chevron Corp.	181,700	12,797,131
ConocoPhillips	85,800	3,874,728
Devon Energy Corp.	1,900	127,927
EOG Resources, Inc.	22,300	1,862,273
Exxon Mobil Corp. (b)	209,800	14,394,378
Marathon Oil Corp.	41,000	1,307,900
Massey Energy Co.	13,700	382,093
Occidental Petroleum Corp.	13,200	1,034,880
Sunoco, Inc.	39,100	1,112,395
Tesoro Corp.	177,700	2,661,946
Valero Energy Corp.	30,000	581,700
XTO Energy, Inc.	53,900	2,227,148
Oil, Gas & Consumable Fuels Total		51,164,790
Energy Total		55,630,884

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
Financials – 25.3%
Capital Markets – 4.0%
Ameriprise Financial, Inc.	18,300	664,839
Franklin Resources, Inc.	1,300	130,780
Goldman Sachs Group, Inc.	44,300	8,166,705
Morgan Stanley	105,200	3,248,576
State Street Corp.	900	47,340
Capital Markets Total		12,258,240
Commercial Banks – 4.7%
BB&T Corp.	81,300	2,214,612
Fifth Third Bancorp.	43,000	435,590
U.S. Bancorp	34,300	749,798
Wells Fargo & Co.	394,100	11,105,738
Commercial Banks Total		14,505,738
Consumer Finance – 1.3%
American Express Co.	29,300	993,270
Discover Financial Services	160,000	2,596,800
SLM Corp. (a)	42,100	367,112
Consumer Finance Total		3,957,182
Diversified Financial Services – 6.2%
Citigroup, Inc.	821,700	3,977,028
JPMorgan Chase & Co.	339,200	14,863,744
Diversified Financial Services Total		18,840,772
Insurance – 6.2%
Allied World Assurance Holdings Ltd.	55,300	2,650,529
American Financial Group, Inc.	91,100	2,323,050
Aspen Insurance Holdings Ltd.	4,800	127,056
CNA Financial Corp. (a)	77,800	1,878,092
Genworth Financial, Inc., Class A	121,900	1,456,705
Hartford Financial Services Group, Inc.	700	18,550
MetLife, Inc.	33,400	1,271,538
PartnerRe Ltd.	100	7,694
Protective Life Corp.	44,300	948,906
Prudential Financial, Inc.	19,300	963,263
Reinsurance Group of America, Inc.	52,200	2,328,120
Transatlantic Holdings, Inc.	48,400	2,428,228
Travelers Companies, Inc.	20,500	1,009,215
Unum Group	80,500	1,725,920
Insurance Total		19,136,866
Real Estate Investment Trusts (REITs) – 2.9%
Annaly Capital Management, Inc.	94,600	1,716,044
Brandywine Realty Trust	41,300	455,952
Hospitality Properties Trust	5,500	112,035
HRPT Properties Trust	771,700	5,803,184

	Shares	Value ($)
Liberty Property Trust	10,300	335,059
Nationwide Health Properties, Inc.	11,200	347,088
Real Estate Investment Trusts (REITs) Total		8,769,362
Real Estate Management & Development – 0.0%
Forest City Enterprises, Inc., Class A	4,900	65,513
Real Estate Management & Development Total		65,513
Financials Total		77,533,673
Health Care – 9.2%
Health Care Equipment & Supplies – 0.0%
Kinetic Concepts, Inc. (a)	1,600	59,168
Health Care Equipment & Supplies Total		59,168
Health Care Providers & Services – 2.4%
Coventry Health Care, Inc. (a)	5,500	109,780
McKesson Corp.	23,400	1,393,470
Tenet Healthcare Corp. (a)	2,700	15,876
UnitedHealth Group, Inc.	210,800	5,278,432
WellPoint, Inc. (a)	12,400	587,264
Health Care Providers & Services Total		7,384,822
Pharmaceuticals – 6.8%
Bristol-Myers Squibb Co.	19,400	436,888
Eli Lilly & Co.	27,900	921,537
Endo Pharmaceuticals Holdings, Inc. (a)	110,900	2,509,667
Johnson & Johnson	36,100	2,198,129
Merck & Co., Inc.	54,800	1,733,324
Pfizer, Inc.	675,900	11,186,145
Schering-Plough Corp.	900	25,425
Wyeth	34,200	1,661,436
Pharmaceuticals Total		20,672,551
Health Care Total		28,116,541
Industrials – 10.6%
Aerospace & Defense – 2.3%
Boeing Co.	9,600	519,840
General Dynamics Corp.	2,300	148,580
Raytheon Co.	96,500	4,629,105
United Technologies Corp.	30,800	1,876,644
Aerospace & Defense Total		7,174,169
Commercial Services & Supplies – 1.8%
R.R. Donnelley & Sons Co.	262,300	5,576,498
Commercial Services & Supplies Total		5,576,498

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
Construction & Engineering – 0.3%
KBR, Inc.	30,400	708,016
URS Corp. (a)	1,400	61,110
Construction & Engineering Total		769,126
Electrical Equipment – 1.3%
Rockwell Automation, Inc.	6,300	268,380
Thomas & Betts Corp. (a)	120,500	3,624,640
Electrical Equipment Total		3,893,020
Industrial Conglomerates – 3.2%
General Electric Co.	602,700	9,896,334
Industrial Conglomerates Total		9,896,334
Machinery – 1.5%
Eaton Corp.	8,500	481,015
Harsco Corp.	6,700	237,247
Illinois Tool Works, Inc.	15,700	670,547
Joy Global, Inc.	63,000	3,083,220
Parker Hannifin Corp.	3,500	181,440
Timken Co.	1,800	42,174
Machinery Total		4,695,643
Professional Services – 0.1%
Equifax, Inc.	1,600	46,624
Manpower, Inc.	2,700	153,117
Professional Services Total		199,741
Road & Rail – 0.1%
CSX Corp.	3,800	159,068
Road & Rail Total		159,068
Industrials Total		32,363,599
Information Technology – 5.2%
Computers & Peripherals – 1.5%
EMC Corp. (a)	55,500	945,720
Hewlett-Packard Co.	55,500	2,620,155
Teradata Corp. (a)	40,200	1,106,304
Western Digital Corp. (a)	1,300	47,489
Computers & Peripherals Total		4,719,668
Electronic Equipment, Instruments & Components – 0.6%
Corning, Inc.	107,500	1,645,825
Tech Data Corp. (a)	2,900	120,669
Electronic Equipment, Instruments & Components Total		1,766,494
Internet Software & Services – 0.2%
eBay, Inc. (a)	28,600	675,246
Internet Software & Services Total		675,246

	Shares	Value ($)
IT Services – 1.7%
Computer Sciences Corp. (a)	96,300	5,075,973
IT Services Total		5,075,973
Semiconductors & Semiconductor Equipment – 1.2%
Intel Corp.	185,200	3,624,364
Semiconductors & Semiconductor Equipment Total		3,624,364
Information Technology Total		15,861,745
Materials – 4.0%
Chemicals – 2.4%
Ashland, Inc.	47,800	2,065,916
Dow Chemical Co.	59,900	1,561,593
Eastman Chemical Co.	71,700	3,838,818
Chemicals Total		7,466,327
Metals & Mining – 0.6%
AK Steel Holding Corp.	44,100	870,093
Cliffs Natural Resources, Inc.	16,800	543,648
Commercial Metals Co.	23,800	426,020
Metals & Mining Total		1,839,761
Paper & Forest Products – 1.0%
International Paper Co.	134,700	2,994,381
Paper & Forest Products Total		2,994,381
Materials Total		12,300,469
Telecommunication Services – 5.7%
Diversified Telecommunication Services – 4.3%
AT&T, Inc.	289,500	7,819,395
Qwest Communications International, Inc.	208,900	795,909
Verizon Communications, Inc.	145,900	4,416,393
Diversified Telecommunication Services Total		13,031,697
Wireless Telecommunication Services – 1.4%
Sprint Nextel Corp. (a)	1,083,500	4,279,825
Wireless Telecommunication Services Total		4,279,825
Telecommunication Services Total		17,311,522
Utilities – 6.8%
Electric Utilities – 2.5%
Edison International	18,900	634,662
Entergy Corp.	17,200	1,373,592

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
Exelon Corp.	111,300	5,522,706
FPL Group, Inc.	300	16,569
Electric Utilities Total		7,547,529
Gas Utilities – 1.7%
Energen Corp.	104,500	4,503,950
Questar Corp.	11,500	431,940
UGI Corp.	14,600	365,876
Gas Utilities Total		5,301,766
Independent Power Producers & Energy Traders – 1.2%
AES Corp. (a)	236,300	3,501,966
Mirant Corp. (a)	8,400	138,012
Independent Power Producers & Energy Traders Total		3,639,978
Multi-Utilities – 1.4%
NiSource, Inc.	54,800	761,172
NSTAR	15,700	499,574
Public Service Enterprise Group, Inc.	97,800	3,074,832
Multi-Utilities Total		4,335,578
Utilities Total		20,824,851
Total Common Stocks (cost of $255,940,287)		305,016,782
Short-Term Obligation – 0.8%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/09, due 10/01/09 at 0.010%, collateralized by a U.S. Treasury obligation, maturing 02/12/15, market value $2,479,059 (repurchase proceeds $2,426,001)	2,426,000	2,426,000
Total Short-Term Obligation (cost of $2,426,000)		2,426,000
Total Investments – 100.5% (cost of $258,366,287) (c)		307,442,782
Other Assets & Liabilities, Net – (0.5)%		(1,464,597)
Net Assets – 100.0%		305,978,185

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  A portion of this security with a market value of $1,732,403 is pledged as collateral for open futures contracts.

(c)  Cost for federal income tax purposes is $261,509,111.

The following table summarizes the inputs used, as of September 30, 2009 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$28,736,676	$—	$—	$28,736,676
Consumer Staples	16,336,822	—	—	16,336,822
Energy	55,630,884	—	—	55,630,884
Financials	77,533,673	—	—	77,533,673
Health Care	28,116,541	—	—	28,116,541
Industrials	32,363,599	—	—	32,363,599
Information Technology	15,861,745	—	—	15,861,745
Materials	12,300,469	—	—	12,300,469
Telecommunication Services	17,311,522	—	—	17,311,522
Utilities	20,824,851	—	—	20,824,851
Total Common Stocks	305,016,782	—	—	305,016,782
Total Short-Term Obligation	—	2,426,000	—	2,426,000
Total Investments	305,016,782	2,426,000	—	307,442,782
Unrealized Appreciation on Futures Contracts	27,918	—	—	27,918
Total	$305,044,700	$2,426,000	$—	$307,470,700

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At September 30, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	25.3
Energy	18.2
Industrials	10.6
Consumer Discretionary	9.4
Health Care	9.2
Utilities	6.8
Telecommunication Services	5.7
Consumer Staples	5.3
Information Technology	5.2
Materials	4.0
99.7
Short Term Obligation	0.8
Other Assets & Liabilities, Net	(0.5)
100.0

At September 30, 2009, the Fund held the following open long futures contracts:

Risk Exposure	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
Equity Risk
S&P 500 Index	12	$3,158,700	$3,130,782	Dec-09	$27,918

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Contrarian Core Fund

September 30, 2009

Common Stocks – 98.3%
	Shares	Value ($)
Consumer Discretionary – 10.9%
Auto Components – 0.6%
Dana Holding Corp. (a)	335,205	2,282,746
Auto Components Total		2,282,746
Hotels, Restaurants & Leisure – 2.8%
Carnival Corp.	153,700	5,115,136
Las Vegas Sands Corp. (a)	106,500	1,793,460
Melco Crown Entertainment, Ltd., ADR (a)	267,600	1,862,496
Penn National Gaming, Inc. (a)	83,800	2,317,908
Hotels, Restaurants & Leisure Total		11,089,000
Household Durables – 1.4%
Newell Rubbermaid, Inc.	370,800	5,817,852
Household Durables Total		5,817,852
Media – 0.8%
News Corp., Class A	258,400	3,098,216
Media Total		3,098,216
Multiline Retail – 2.1%
Target Corp.	183,500	8,565,780
Multiline Retail Total		8,565,780
Specialty Retail – 2.3%
GameStop Corp., Class A (a)	149,700	3,962,559
Lowe's Companies, Inc.	258,400	5,410,896
Specialty Retail Total		9,373,455
Textiles, Apparel & Luxury Goods – 0.9%
NIKE, Inc., Class B	54,600	3,532,620
Textiles, Apparel & Luxury Goods Total		3,532,620
Consumer Discretionary Total		43,759,669
Consumer Staples – 9.2%
Beverages – 2.1%
PepsiCo, Inc.	144,500	8,476,370
Beverages Total		8,476,370
Food & Staples Retailing – 1.5%
CVS Caremark Corp.	166,000	5,932,840
Food & Staples Retailing Total		5,932,840
Personal Products – 2.6%
Avon Products, Inc.	114,700	3,895,212
Herbalife Ltd.	123,200	4,033,568
Mead Johnson Nutrition Co., Class A	61,154	2,758,657
Personal Products Total		10,687,437

	Shares	Value ($)
Tobacco – 3.0%
Philip Morris International, Inc.	244,300	11,907,182
Tobacco Total		11,907,182
Consumer Staples Total		37,003,829
Energy – 13.0%
Energy Equipment & Services – 2.1%
Transocean Ltd. (a)	59,100	5,054,823
Weatherford International Ltd. (a)	172,000	3,565,560
Energy Equipment & Services Total		8,620,383
Oil, Gas & Consumable Fuels – 10.9%
Alpha Natural Resources, Inc. (a)	71,300	2,502,630
Apache Corp.	72,000	6,611,760
Canadian Natural Resources Ltd.	60,000	4,031,400
Chevron Corp.	132,400	9,324,932
ConocoPhillips	152,000	6,864,320
Devon Energy Corp.	64,900	4,369,717
Petroleo Brasileiro SA, ADR	160,300	6,301,393
Suncor Energy, Inc.	114,800	3,967,488
Oil, Gas & Consumable Fuels Total		43,973,640
Energy Total		52,594,023
Financials – 18.1%
Capital Markets – 7.0%
Bank of New York Mellon Corp.	139,900	4,055,701
Goldman Sachs Group, Inc.	53,000	9,770,550
Morgan Stanley	219,200	6,768,896
State Street Corp.	147,800	7,774,280
Capital Markets Total		28,369,427
Commercial Banks – 3.3%
PNC Financial Services Group, Inc.	73,400	3,566,506
Wells Fargo & Co.	339,122	9,556,458
Commercial Banks Total		13,122,964
Diversified Financial Services – 2.9%
JPMorgan Chase & Co.	269,072	11,790,735
Diversified Financial Services Total		11,790,735
Insurance – 4.0%
Berkshire Hathaway, Inc., Class B (a)	1,589	5,280,247
MetLife, Inc.	140,500	5,348,835
Prudential Financial, Inc.	105,236	5,252,329
Insurance Total		15,881,411

See Accompanying Notes to Financial Statements.

Columbia Contrarian Core Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
Real Estate Investment Trusts (REITs) – 0.4%
PennyMac Mortgage Investment Trust (a)	83,900	1,670,449
Real Estate Investment Trusts (REITs) Total		1,670,449
Real Estate Management & Development – 0.5%
CB Richard Ellis Group, Inc., Class A (a)	182,200	2,139,028
Real Estate Management & Development Total		2,139,028
Financials Total		72,974,014
Health Care – 11.7%
Health Care Equipment & Supplies – 2.1%
Baxter International, Inc.	109,200	6,225,492
CareFusion Corp. (a)	99,600	2,171,280
Health Care Equipment & Supplies Total		8,396,772
Health Care Providers & Services – 2.6%
Cardinal Health, Inc.	277,400	7,434,320
Medco Health Solutions, Inc. (a)	54,300	3,003,333
Health Care Providers & Services Total		10,437,653
Life Sciences Tools & Services – 1.6%
Thermo Fisher Scientific, Inc. (a)	147,250	6,430,408
Life Sciences Tools & Services Total		6,430,408
Pharmaceuticals – 5.4%
Abbott Laboratories	238,387	11,793,005
Allergan, Inc.	39,500	2,242,020
Pfizer, Inc.	475,900	7,876,145
Pharmaceuticals Total		21,911,170
Health Care Total		47,176,003
Industrials – 7.6%
Aerospace & Defense – 2.8%
Honeywell International, Inc.	138,750	5,154,562
United Technologies Corp.	101,100	6,160,023
Aerospace & Defense Total		11,314,585
Industrial Conglomerates – 2.9%
General Electric Co.	221,040	3,629,477
Tyco International Ltd.	231,200	7,971,776
Industrial Conglomerates Total		11,601,253
Machinery – 0.8%
Navistar International Corp. (a)	83,100	3,109,602
Machinery Total		3,109,602

	Shares	Value ($)
Road & Rail – 1.1%
Union Pacific Corp.	79,120	4,616,652
Road & Rail Total		4,616,652
Industrials Total		30,642,092
Information Technology – 20.6%
Communications Equipment – 1.2%
QUALCOMM, Inc.	108,400	4,875,832
Communications Equipment Total		4,875,832
Computers & Peripherals – 5.4%
Apple, Inc. (a)	51,500	9,546,555
EMC Corp. (a)	168,600	2,872,944
Hewlett-Packard Co.	201,900	9,531,699
Computers & Peripherals Total		21,951,198
Electronic Equipment, Instruments & Components – 1.3%
Corning, Inc.	342,500	5,243,675
Electronic Equipment, Instruments & Components Total		5,243,675
Internet Software & Services – 3.8%
Google, Inc., Class A (a)	20,300	10,065,755
IAC/InterActiveCorp (a)	257,300	5,194,887
Internet Software & Services Total		15,260,642
IT Services – 3.6%
MasterCard, Inc., Class A	25,000	5,053,750
Visa, Inc., Class A	26,500	1,831,415
Western Union Co.	391,885	7,414,464
IT Services Total		14,299,629
Semiconductors & Semiconductor Equipment – 1.2%
Atmel Corp. (a)	589,500	2,470,005
Marvell Technology Group Ltd. (a)	157,500	2,549,925
Semiconductors & Semiconductor Equipment Total		5,019,930
Software – 4.1%
Autodesk, Inc. (a)	155,900	3,710,420
Microsoft Corp.	497,220	12,873,026
Software Total		16,583,446
Information Technology Total		83,234,352
Materials – 3.9%
Chemicals – 1.3%
Agrium, Inc.	60,900	3,032,211
Potash Corp. of Saskatchewan, Inc.	21,400	1,933,276
Chemicals Total		4,965,487

See Accompanying Notes to Financial Statements.

Columbia Contrarian Core Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
Metals & Mining – 2.6%
ArcelorMittal, NY Registered Shares	79,087	2,937,291
Vale SA, ADR	124,700	2,884,311
Walter Energy, Inc.	79,200	4,756,752
Metals & Mining Total		10,578,354
Materials Total		15,543,841
Telecommunication Services – 2.3%
Diversified Telecommunication Services – 1.2%
Verizon Communications, Inc.	160,700	4,864,389
Diversified Telecommunication Services Total		4,864,389
Wireless Telecommunication Services – 1.1%
Millicom International Cellular SA (a)	62,700	4,560,798
Wireless Telecommunication Services Total		4,560,798
Telecommunication Services Total		9,425,187
Utilities – 1.0%
Independent Power Producers & Energy Traders – 1.0%
AES Corp. (a)	273,800	4,057,716
Independent Power Producers & Energy Traders Total		4,057,716
Utilities Total		4,057,716
Total Common Stocks (cost of $321,233,836)		396,410,726
Short-Term Obligation – 1.5%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/09, due 10/01/09 at 0.010%, collateralized by a U.S. Treasury obligation maturing 01/31/14, market value $6,152,850 (repurchase proceeds $6,031,002)	6,031,000	6,031,000
Total Short-Term Obligation (cost of $6,031,000)		6,031,000
Total Investments – 99.8% (cost of $327,264,836) (b)		402,441,726
Other Assets & Liabilities, Net – 0.2%		957,670
Net Assets – 100.0%		403,399,396

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $331,571,123.

The following table summarizes the inputs used, as of September 30, 2009 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$43,759,669	$—	$—	$43,759,669
Consumer Staples	37,003,829	—	—	37,003,829
Energy	52,594,023	—	—	52,594,023
Financials	72,974,014	—	—	72,974,014
Health Care	47,176,003	—	—	47,176,003
Industrials	30,642,092	—	—	30,642,092
Information Technology	83,234,352	—	—	83,234,352
Materials	15,543,841	—	—	15,543,841
Telecommunication Services	9,425,187	—	—	9,425,187
Utilities	4,057,716	—	—	4,057,716
Total Common Stocks	396,410,726	—	—	396,410,726
Total Short-Term Obligation	—	6,031,000	—	6,031,000
Total Investments	$396,410,726	$6,031,000	$—	$402,441,726

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At September 30, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	20.6
Financials	18.1
Energy	13.0
Health Care	11.7
Consumer Discretionary	10.9
Consumer Staples	9.2
Industrials	7.6
Materials	3.9
Telecommunication Services	2.3
Utilities	1.0
98.3
Short Term Obligation	1.5
Other Assets & Liabilities, Net	0.2
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Core Fund

September 30, 2009

Common Stocks – 96.8%
	Shares	Value ($)
Consumer Discretionary – 11.6%
Auto Components – 1.4%
Cooper Tire & Rubber Co.	213,096	3,746,228
Dorman Products, Inc. (a)	219,075	3,290,506
Hawk Corp., Class A (a)	26,596	364,897
Auto Components Total		7,401,631
Diversified Consumer Services – 0.8%
Nobel Learning Communities, Inc. (a)	165,966	1,556,761
Regis Corp.	192,320	2,980,960
Diversified Consumer Services Total		4,537,721
Hotels, Restaurants & Leisure – 1.4%
CEC Entertainment, Inc. (a)	166,007	4,292,941
Morgans Hotel Group Co. (a)	204,831	1,110,184
O'Charleys, Inc. (a)	240,062	2,249,381
Hotels, Restaurants & Leisure Total		7,652,506
Household Durables – 0.3%
Jarden Corp.	64,092	1,799,063
Household Durables Total		1,799,063
Leisure Equipment & Products – 1.1%
Callaway Golf Co.	222,847	1,695,865
RC2 Corp. (a)	172,447	2,457,370
Steinway Musical Instruments, Inc. (a)	147,764	1,753,959
Leisure Equipment & Products Total		5,907,194
Media – 0.8%
John Wiley & Sons, Inc., Class A	69,500	2,417,210
Scholastic Corp.	83,986	2,044,219
Media Total		4,461,429
Specialty Retail – 3.9%
Buckle, Inc.	91,331	3,118,041
Collective Brands, Inc. (a)	280,307	4,857,720
Monro Muffler Brake, Inc.	128,105	4,072,458
Penske Auto Group, Inc.	66,500	1,275,470
Rent-A-Center, Inc. (a)	225,282	4,253,324
Stage Stores, Inc.	302,028	3,914,283
Specialty Retail Total		21,491,296
Textiles, Apparel & Luxury Goods – 1.9%
Rocky Brands, Inc. (a)	107,199	661,418
Unifirst Corp. (b)	213,819	9,504,254
Textiles, Apparel & Luxury Goods Total		10,165,672
Consumer Discretionary Total		63,416,512

	Shares	Value ($)
Consumer Staples – 1.8%
Food & Staples Retailing – 0.9%
Casey's General Stores, Inc.	82,451	2,587,312
Pantry, Inc. (a)	141,116	2,212,699
Food & Staples Retailing Total		4,800,011
Food Products – 0.6%
Corn Products International, Inc.	115,401	3,291,236
Food Products Total		3,291,236
Household Products – 0.3%
Central Garden & Pet Co. (a)	57,183	671,900
Central Garden & Pet Co., Class A (a)	115,566	1,263,137
Household Products Total		1,935,037
Consumer Staples Total		10,026,284
Energy – 3.0%
Energy Equipment & Services – 2.3%
Gulfmark Offshore, Inc. (a)	114,691	3,754,983
Newpark Resources, Inc. (a)	415,440	1,333,563
Oceaneering International, Inc. (a)	36,570	2,075,348
Superior Well Services, Inc. (a)	82,380	797,438
Tetra Technologies, Inc. (a)	508,281	4,925,243
Energy Equipment & Services Total		12,886,575
Oil, Gas & Consumable Fuels – 0.7%
EXCO Resources, Inc. (a)	157,187	2,937,825
GeoMet, Inc. (a)	113,417	191,675
Petroquest Energy, Inc. (a)	83,354	540,967
Oil, Gas & Consumable Fuels Total		3,670,467
Energy Total		16,557,042
Financials – 10.6%
Capital Markets – 0.5%
Waddell & Reed Financial, Inc., Class A	86,607	2,463,969
Capital Markets Total		2,463,969
Commercial Banks – 2.9%
Boston Private Financial Holdings, Inc.	46,950	305,644
Centerstate Banks, Inc.	261,060	2,059,763
Encore Bancshares, Inc. (a)	22,025	198,005
Iberiabank Corp.	51,901	2,364,610
Oriental Financial Group	277,309	3,521,824
SCBT Financial Corp.	97,436	2,737,952
Taylor Capital Group, Inc. (a)	195,582	1,290,841

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
Union Bankshares Corp.	121,924	1,517,954
Webster Financial Corp.	156,870	1,956,169
Commercial Banks Total		15,952,762
Consumer Finance – 0.6%
Cash America International, Inc.	69,700	2,102,152
QC Holdings, Inc.	177,170	1,195,897
Consumer Finance Total		3,298,049
Insurance – 2.6%
Arthur J. Gallagher & Co.	49,900	1,216,063
Delphi Financial Group, Inc., Class A	94,100	2,129,483
First Mercury Financial Corp.	206,217	2,746,810
Horace Mann Educators Corp.	208,017	2,905,998
National Interstate Corp.	72,821	1,274,368
NYMAGIC, Inc.	79,543	1,372,912
State Auto Financial Corp.	143,254	2,568,544
Insurance Total		14,214,178
Real Estate Investment Trusts (REITs) – 2.6%
Acadia Realty Trust	150,596	2,269,482
American Campus Communities, Inc.	97,932	2,629,474
DiamondRock Hospitality Co. (a)	258,924	2,097,284
DuPont Fabros Technology, Inc. (a)	139,800	1,863,534
First Potomac Realty Trust	239,848	2,772,643
Mack-Cali Realty Corp.	52,200	1,687,626
Sunstone Hotel Investors, Inc. (a)	81,359	577,649
Real Estate Investment Trusts (REITs) Total		13,897,692
Thrifts & Mortgage Finance – 1.4%
Abington Bancorp, Inc.	176,921	1,369,369
Dime Community Bancshares	163,167	1,864,999
First Niagara Financial Group, Inc.	100,759	1,242,358
Jefferson Bancshares, Inc.	219,422	1,134,412
NewAlliance Bancshares, Inc.	196,389	2,101,362
Thrifts & Mortgage Finance Total		7,712,500
Financials Total		57,539,150
Health Care – 16.2%
Biotechnology – 0.3%
BioMarin Pharmaceuticals, Inc. (a)	81,841	1,479,685
Biotechnology Total		1,479,685
Health Care Equipment & Supplies – 5.5%
Analogic Corp.	148,606	5,501,394
Cooper Companies, Inc.	142,174	4,226,833
Greatbatch, Inc. (a)	79,953	1,796,544
Invacare Corp.	304,951	6,794,308

	Shares	Value ($)
STAAR Surgical Co. (a)	989,667	4,037,841
Symmetry Medical, Inc. (a)	218,558	2,266,447
Thoratec Corp. (a)	62,287	1,885,428
West Pharmaceutical Services, Inc.	84,740	3,441,291
Health Care Equipment & Supplies Total		29,950,086
Health Care Providers & Services – 6.8%
Air Methods Corp. (a)	116,629	3,798,606
LifePoint Hospitals, Inc. (a)	149,095	4,034,511
Magellan Health Services, Inc. (a)	81,426	2,529,092
Owens & Minor, Inc.	60,752	2,749,028
Providence Service Corp. (a)	351,805	4,102,046
PSS World Medical, Inc. (a)	143,202	3,126,100
Psychiatric Solutions, Inc. (a)	161,545	4,322,944
Res-Care, Inc. (a)	739,384	10,506,647
U.S. Physical Therapy, Inc. (a)	149,407	2,251,563
Health Care Providers & Services Total		37,420,537
Life Sciences Tools & Services – 1.3%
Cambrex Corp. (a)	435,103	2,741,149
Varian, Inc. (a)	86,981	4,441,250
Life Sciences Tools & Services Total		7,182,399
Pharmaceuticals – 2.3%
Hi-Tech Pharmacal Co., Inc. (a)	168,865	3,789,331
Obagi Medical Products, Inc. (a)	395,931	4,592,799
Valeant Pharmaceuticals International (a)	142,910	4,010,055
Pharmaceuticals Total		12,392,185
Health Care Total		88,424,892
Industrials – 20.1%
Aerospace & Defense – 3.8%
AAR Corp. (a)	336,794	7,389,260
American Science & Engineering, Inc.	51,300	3,490,452
Argon ST, Inc. (a)	133,831	2,549,481
Ladish Co., Inc. (a)	87,637	1,325,948
LMI Aerospace, Inc. (a)	71,907	721,227
Moog, Inc., Class A (a)	176,441	5,205,009
Aerospace & Defense Total		20,681,377
Air Freight & Logistics – 0.1%
Pacer International, Inc.	169,838	655,575
Air Freight & Logistics Total		655,575
Building Products – 0.2%
NCI Building Systems, Inc. (a)	265,479	849,533
Building Products Total		849,533

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
Commercial Services & Supplies – 1.0%
Consolidated Graphics, Inc. (a)	100,444	2,506,078
McGrath Rentcorp	147,897	3,145,769
Commercial Services & Supplies Total		5,651,847
Construction & Engineering – 2.8%
EMCOR Group, Inc. (a)	293,068	7,420,482
MasTec, Inc. (a)	261,828	3,181,210
Northwest Pipe Co. (a)	93,981	3,151,183
Sterling Construction Co., Inc. (a)	97,162	1,740,171
Construction & Engineering Total		15,493,046
Electrical Equipment – 2.9%
AZZ, Inc. (a)	23,522	944,879
Baldor Electric Co.	78,754	2,153,134
BTU International, Inc. (a)	277,842	1,711,507
GrafTech International Ltd. (a)	238,946	3,512,506
LaBarge, Inc. (a)	103,500	1,164,375
LSI Industries, Inc.	471,588	3,136,060
Powell Industries, Inc. (a)	78,251	3,004,056
Electrical Equipment Total		15,626,517
Industrial Conglomerates – 0.4%
Otter Tail Corp.	81,900	1,959,867
Industrial Conglomerates Total		1,959,867
Machinery – 2.7%
Albany International Corp., Class A	162,464	3,151,802
Flanders Corp. (a)	476,926	2,460,938
Key Technology, Inc. (a)(b)	175,893	1,890,850
Miller Industries, Inc. (a)	150,482	1,655,302
Nordson Corp.	41,764	2,342,543
Tennant Co.	116,409	3,382,845
Machinery Total		14,884,280
Professional Services – 3.7%
FTI Consulting, Inc. (a)	105,562	4,497,997
Kforce, Inc. (a)	727,637	8,746,197
MPS Group, Inc. (a)	175,282	1,843,967
Navigant Consulting, Inc. (a)	180,378	2,435,103
Spherion Corp. (a)	427,145	2,652,570
Professional Services Total		20,175,834
Road & Rail – 1.1%
Arkansas Best Corp.	28,192	844,069
Frozen Food Express Industries	132,197	387,337
Kansas City Southern (a)	92,015	2,437,477
Werner Enterprises, Inc.	120,809	2,250,672
Road & Rail Total		5,919,555

	Shares	Value ($)
Trading Companies & Distributors – 1.4%
Kaman Corp.	130,695	2,872,676
Rush Enterprises, Inc., Class A (a)	120,130	1,552,080
Rush Enterprises, Inc., Class B (a)	159,851	1,740,777
Titan Machinery, Inc. (a)	104,200	1,304,584
Trading Companies & Distributors Total		7,470,117
Industrials Total		109,367,548
Information Technology – 25.2%
Communications Equipment – 1.8%
ADC Telecommunications, Inc. (a)	269,170	2,244,878
Adtran, Inc.	146,346	3,592,794
EMS Technologies, Inc. (a)	35,100	730,782
Globecomm Systems, Inc. (a)	217,539	1,581,508
Performance Technologies, Inc. (a)(b)	619,141	1,776,935
Communications Equipment Total		9,926,897
Computers & Peripherals – 2.3%
Avid Technology, Inc. (a)	71,328	1,005,012
Hypercom Corp. (a)	541,615	1,679,007
iGO, Inc. (a)	428,053	466,578
Imation Corp.	220,204	2,041,291
Presstek, Inc. (a)	396,137	835,849
Rimage Corp. (a)	235,461	4,024,028
STEC, Inc. (a)	79,949	2,349,701
Computers & Peripherals Total		12,401,466
Electronic Equipment, Instruments & Components – 6.8%
Benchmark Electronics, Inc. (a)	947,100	17,047,800
FARO Technologies, Inc. (a)	270,406	4,645,575
Gerber Scientific, Inc. (a)	108,771	650,451
Keithley Instruments, Inc.	246,594	1,366,131
LeCroy Corp. (a)	122,148	494,699
Newport Corp. (a)	270,756	2,371,823
NU Horizons Electronics Corp. (a)	166,162	658,001
Plexus Corp. (a)	220,132	5,798,277
Rogers Corp. (a)	55,400	1,660,338
Technitrol, Inc.	268,223	2,470,334
Electronic Equipment, Instruments & Components Total		37,163,429
Internet Software & Services – 1.2%
EarthLink, Inc.	708,940	5,962,185
Selectica, Inc. (a)	1,431,470	472,385
Internet Software & Services Total		6,434,570
IT Services – 2.8%
Analysts International Corp. (a)	856,765	616,871
Computer Task Group, Inc. (a)	663,206	5,378,601
infoGROUP, Inc. (a)	394,307	2,764,092

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

September 30, 2009

Common Stocks (continued)
	Shares	Value ($)
Integral Systems, Inc. (a)	206,955	1,427,989
Startek, Inc. (a)	114,054	989,989
TNS, Inc. (a)	139,301	3,816,847
IT Services Total		14,994,389
Semiconductors & Semiconductor Equipment – 5.0%
ATMI, Inc. (a)	204,551	3,712,601
Cirrus Logic, Inc. (a)	468,092	2,602,591
Exar Corp. (a)	302,013	2,219,796
Fairchild Semiconductor International, Inc. (a)	436,187	4,462,193
FEI Co. (a)	50,900	1,254,685
International Rectifier Corp. (a)	60,596	1,181,016
IXYS Corp.	193,929	1,650,336
ON Semiconductor Corp. (a)	639,506	5,275,924
Pericom Semiconductor Corp. (a)	246,157	2,414,800
Ultratech, Inc. (a)	194,130	2,568,340
Semiconductors & Semiconductor Equipment Total		27,342,282
Software – 5.3%
Bottomline Technologies, Inc. (a)	184,412	2,378,915
Epicor Software Corp. (a)	310,023	1,974,847
Lawson Software, Inc. (a)	520,925	3,250,572
Mentor Graphics Corp. (a)	396,924	3,695,362
MSC.Software Corp. (a)	170,802	1,436,445
PLATO Learning, Inc. (a)	262,046	1,132,039
Progress Software Corp. (a)	288,290	6,529,768
S1 Corp. (a)	324,260	2,003,927
Sonic Solutions (a)	248,744	1,475,052
Sybase, Inc. (a)	132,887	5,169,304
Software Total		29,046,231
Information Technology Total		137,309,264
Materials – 5.0%
Chemicals – 3.7%
H.B. Fuller Co.	366,114	7,651,783
Sensient Technologies Corp.	281,086	7,805,758
Spartech Corp.	446,607	4,809,957
Chemicals Total		20,267,498
Containers & Packaging – 0.8%
Greif, Inc., Class A	73,190	4,029,109
Containers & Packaging Total		4,029,109
Paper & Forest Products – 0.5%
Glatfelter Co.	237,822	2,730,197
Paper & Forest Products Total		2,730,197
Materials Total		27,026,804

	Shares	Value ($)
Telecommunication Services – 0.3%
Diversified Telecommunication Services – 0.3%
General Communication, Inc., Class A (a)	197,142	1,352,394
Diversified Telecommunication Services Total		1,352,394
Telecommunication Services Total		1,352,394
Utilities – 3.0%
Electric Utilities – 0.3%
ALLETE, Inc.	42,300	1,420,011
Electric Utilities Total		1,420,011
Gas Utilities – 1.6%
New Jersey Resources Corp.	96,499	3,503,879
Northwest Natural Gas Co.	36,786	1,532,505
South Jersey Industries, Inc.	108,890	3,843,817
Gas Utilities Total		8,880,201
Water Utilities – 1.1%
American States Water Co.	114,859	4,155,598
California Water Service Group	52,873	2,058,875
Water Utilities Total		6,214,473
Utilities Total		16,514,685
Total Common Stocks (cost of $555,108,353)		527,534,575
Short-Term Obligation – 3.2%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/09, due 10/01/09 at 0.010%, collateralized by a U.S. Treasury obligation maturing 01/31/14, market value $17,676,450 (repurchase proceeds $17,329,005)	17,329,000	17,329,000
Total Short-Term Obligation (cost of $17,329,000)		17,329,000
Total Investments – 100.0% (cost of $572,437,353) (c)		544,863,575
Other Assets & Liabilities, Net – 0.0%		227,062
Net Assets – 100.0%		545,090,637

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund

September 30, 2009

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  An affiliate may include any company in which the fund owns five percent or more of its outstanding voting shares. Transactions with companies which are or were affiliates during the year ended September 30, 2009, are as follows:

Security name: Key Technology, Inc.
Shares as of 09/30/08:	150,933
Shares purchased:	24,960
Shares sold:	–
Shares as of 09/30/09:	175,893
Dividend income earned:	$–
Value at end of period:	$–
Security name: Performance Technologies, Inc.
Shares as of 09/30/08:	619,141
Shares purchased:	–
Shares sold:	–
Shares as of 09/30/09:	619,141
Dividend income earned:	$–
Value at end of period:	$1,776,935
Security name: Unifirst Corp.
Shares as of 09/30/08:	212,019
Shares purchased:	16,900
Shares sold:	(15,100)
Shares as of 09/30/09:	213,819
Dividend income earned:	$32,571
Value at end of period:	$–

(c)  Cost for federal income tax purposes is $573,479,311.

The following table summarizes the inputs used, as of September 30, 2009 in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$63,416,512	$—	$—	$63,416,512
Consumer Staples	10,026,284	—	—	10,026,284
Energy	16,557,042	—	—	16,557,042
Financials	57,539,150	—	—	57,539,150
Health Care	88,424,892	—	—	88,424,892
Industrials	109,367,548	—	—	109,367,548
Information Technology	137,309,264	—	—	137,309,264
Materials	27,026,804	—	—	27,026,804
Telecommunication Services	1,352,394	—	—	1,352,394
Utilities	16,514,685	—	—	16,514,685
Total Common Stocks	527,534,575	—	—	527,534,575
Total Short-Term Obligation	—	17,329,000	—	17,329,000
Total Investments	$527,534,575	$17,329,000	$—	$544,863,575

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At September 30, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	25.2
Industrials	20.1
Health Care	16.2
Consumer Discretionary	11.6
Financials	10.6
Materials	5.0
Energy	3.0
Utilities	3.0
Consumer Staples	1.8
Telecommunication Services	0.3
	96.8
Short Term Obligation	3.2
Other Assets & Liabilities, Net	0.0	*
	100.0

* Round to less than 0.1%.

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Stock Funds
September 30, 2009

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Assets
Unaffiliated investments, at identified cost	200,342,491	1,082,273,522	258,366,287	327,264,836	567,024,121
Affiliated investments, at identified cost	349,510	—	—	—	5,413,232
Total investments, at identified cost	200,692,001	1,082,273,522	258,366,287	327,264,836	572,437,353
Unaffiliated investments, at value	221,181,512	1,304,524,576	307,442,782	402,441,726	543,086,640
Affiliated investments, at value	373,270	—	—	—	1,776,935
Total investments, at value	221,554,782	1,304,524,576	307,442,782	402,441,726	544,863,575
Cash	—	501	871	190	996
Cash collateral for open futures contracts	965,000	—	—	—	—
Foreign currency (cost of $11,509, $—, $—, $— and $—, respectively)	11,578	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	201,991	—	—	—	—
Receivable for:
Investments sold	12,918,954	19,081,941	15,390,071	214,866	2,939,930
Fund shares sold	46,896	401,597	267,392	5,051,633	631,186
Dividends	192,652	1,151,894	305,315	431,288	246,967
Interest	803,212	— *	1	2	5
Foreign tax reclaims	56,547	—	—	—	—
Futures variation margin	218	—	—	—	—
Expense reimbursement due from investment advisor	89,508	—	—	10,685	—
Regulatory settlements	—	1,078,511	—	—	—
Trustees' deferred compensation plan	44,980	181,486	43,677	48,287	79,431
Prepaid expenses	1,717	9,989	2,379	2,306	4,607
Total Assets	236,888,035	1,326,430,495	323,452,488	408,200,983	548,766,697
Liabilities
Payable to custodian bank	1,043,447	—	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	119,406	—	—	—	—
Payable for:
Investments purchased	8,132,989	19,258,633	13,432,899	4,078,925	1,698,131
Investments purchased on a delayed delivery basis	3,189,822	—	—	—	—
Fund shares repurchased	134,845	1,826,548	3,585,984	264,898	1,137,670
Futures variation margin	8,459	—	12,179	—	—
Investment advisory fee	121,317	550,502	175,952	221,537	343,435
Administration fee	12,505	53,154	16,860	21,204	31,192
Pricing and bookkeeping fees	15,465	11,903	7,148	7,017	8,890
Transfer agent fee	49,652	275,454	123,951	51,744	169,077
Trustees' fees	2,155	216	276	1,436	4,684
Audit fee	41,675	31,300	28,100	32,700	30,692
Custody fee	37,614	5,205	1,545	2,825	2,232
Distribution and service fees	35,923	103,952	23,269	41,112	65,877
Chief compliance officer expenses	189	219	168	170	164
Interest payable	—	22	—	—	—
Trustees' deferred compensation plan	44,980	181,486	43,677	48,287	79,431
Other liabilities	58,796	118,435	22,295	29,732	104,585
Total Liabilities	13,049,239	22,417,029	17,474,303	4,801,587	3,676,060
Net Assets	223,838,796	1,304,013,466	305,978,185	403,399,396	545,090,637
Net Assets Consist of
Paid-in capital	248,102,061	1,554,538,704	406,740,389	363,510,811	604,420,990
Undistributed (Overdistributed) net investment income	266,974	6,455,976	53,837	1,963,211	(85,558)
Accumulated net realized loss	(45,534,924)	(479,232,268)	(149,920,454)	(37,251,553)	(31,671,017)
Net unrealized appreciation (depreciation) on:
Investments	20,862,781	222,251,054	49,076,495	75,176,890	(27,573,778)
Foreign currency translations	89,029	—	—	37	—
Futures contracts	52,875	—	27,918	—	—
Net Assets	223,838,796	1,304,013,466	305,978,185	403,399,396	545,090,637

*  Rounds to less than $1.00.

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Stock Funds
September 30, 2009

	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Class A
Net assets	$7,832,662	$145,825,417	$10,543,493	$27,741,982	$81,473,887
Shares outstanding	621,192	7,770,280	1,108,080	2,358,503	7,033,906
Net asset value per share (a)	$12.61	$18.77	$9.52	$11.76	$11.58
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$13.38	$19.92	$10.10	$12.48	$12.29
Class B
Net assets	$3,835,453	$24,950,914	$2,168,969	$3,427,815	$17,316,810
Shares outstanding	304,497	1,442,489	241,933	311,020	1,661,807
Net asset value and offering price per share (a)	$12.60	$17.30	$8.97	$11.02	$10.42
Class C
Net assets	$1,468,102	$17,282,686	$2,019,681	$7,094,226	$18,460,992
Shares outstanding	116,512	998,582	225,983	643,068	1,769,244
Net asset value and offering price per share (a)	$12.60	$17.31	$8.94	$11.03	$10.43
Class E
Net assets	—	$13,143,835	—	—	—
Shares outstanding	—	701,580	—	—	—
Net asset value per share (a)	—	$18.73	—	—	—
Maximum sales charge	—	4.50%	—	—	—
Maximum offering price per share (b)	—	$19.61	—	—	—
Class F
Net assets	—	$291,738	—	—	—
Shares outstanding	—	16,873	—	—	—
Net asset value and offering price per share (a)	—	$17.29	—	—	—
Class T
Net assets	$113,895,440	$145,010,800	$72,555,391	$117,161,381	$74,721,658
Shares outstanding	9,030,237	7,780,077	7,621,385	10,035,993	6,558,877
Net asset value per share (a)	$12.61	$18.64	$9.52	$11.67	$11.39
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$13.38	$19.78	$10.10	$12.38	$12.08
Class Y (c)
Net assets	—	$16,685,536	—	—	—
Shares outstanding	—	868,853	—	—	—
Net asset value, offering and redemption price per share	—	$19.20	—	—	—
Class Z
Net assets	$96,807,139	$940,822,540	$218,690,651	$247,973,992	$353,117,290
Shares outstanding	7,647,374	49,002,683	22,380,533	20,967,373	29,745,992
Net asset value, offering and redemption price per share	$12.66	$19.20	$9.77	$11.83	$11.87

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

Statements of Operations – Stock Funds
For the Year Ended September 30, 2009

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund(a)	Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Investment Income
Income
Dividends	2,695,537	17,268,969	8,663,821	6,101,623	4,673,578
Dividends from affiliates	—	—	—	—	32,571
Interest	4,611,835	17,160	3,876	4,263	23,671
Interest from affiliates	21,175	—	—	—	—
Securities lending	52,585	34	—	—	—
Foreign taxes withheld	(76,892)	(19,190)	—	(11,212)	(7,858)
Total Investment Income	7,304,240	17,266,973	8,667,697	6,094,674	4,721,962
Expenses
Investment advisory fee	1,317,805	5,877,711	1,906,835	2,110,310	3,382,545
Administration fee	135,835	555,279	182,490	201,987	302,523
Distribution fee:
Class B	28,029	227,129	17,248	20,833	113,507
Class C	9,303	118,242	13,457	23,402	116,645
Class E	—	11,426	—	—	—
Class F	—	1,852	—	—	—
Service fee:
Class A	16,382	308,522	25,982	35,066	183,736
Class B	9,343	75,710	5,772	6,953	37,882
Class C	3,101	39,444	4,490	7,797	38,938
Class E	—	28,565	—	—	—
Class F	—	617	—	—	—
Shareholder service fee—Class T	313,253	380,511	191,682	299,111	191,678
Pricing and bookkeeping fees	134,898	141,538	79,979	83,251	104,080
Transfer agent fee—Class A, Class B, Class C, Class E, Class F, Class T and Class Z	340,395	2,382,332	434,859	398,862	687,612
Transfer agent fee—Class Y	—	10	—	—	—
Trustees' fees	26,530	71,013	27,445	28,375	44,000
Custody fee	229,600	31,117	17,856	22,397	15,291
Chief compliance officer expenses	700	940	666	675	660
Other expenses	295,389	676,540	192,058	264,107	357,889
Expenses before interest expense	2,860,563	10,928,498	3,100,819	3,503,126	5,576,986
Interest expense	17	166	524	78	—
Total Expenses	2,860,580	10,928,664	3,101,343	3,503,204	5,576,986
Fees waived or expenses reimbursed by investment advisor	(454,903)	—	—	(318,233)	—
Expense reductions	(213)	(11)	(22)	(3)	(79)
Net Expenses	2,405,464	10,928,653	3,101,321	3,184,968	5,576,907
Net Investment Income (Loss)	4,898,776	6,338,320	5,566,376	2,909,706	(854,945)

(a)  Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

Statements of Operations (continued) – Stock Funds
For the Year Ended September 30, 2009

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Contrarian Core Fund	Columbia Small Cap Core Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Written Options
Net realized gain (loss) on:
Unaffiliated investments	(34,872,938)	(338,092,454)	(101,617,710)	(34,481,266)	(30,300,820)
Affiliated investments	—	—	—	—	(19,723)
Foreign currency transactions	(123,648)	—	—	(383)	—
Futures contracts	(353,442)	—	(1,480,194)	—	—
Written options	29,755	—	—	—	—
Net realized loss	(35,320,273)	(338,092,454)	(103,097,904)	(34,481,649)	(30,320,543)
Net change in unrealized appreciation (depreciation) on:
Investments	31,203,257	266,910,172	70,642,580	50,682,737	(37,219,629)
Foreign currency translations	53,850	—	—	37	—
Futures contracts	233,936	—	457,257	—	—
Written options	774	—	—	—	—
Net change in unrealized appreciation (depreciation)	31,491,817	266,910,172	71,099,837	50,682,774	(37,219,629)
Net Gain (Loss)	(3,828,456)	(71,182,282)	(31,998,067)	16,201,125	(67,540,172)
Net Increase (Decrease) Resulting from Operations	1,070,320	(64,843,962)	(26,431,691)	19,110,831	(68,395,117)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Stock Funds

Increase (Decrease) in Net Assets	Columbia Asset Allocation Fund		Columbia Large Cap Growth Fund		Columbia Disciplined Value Fund
	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2009 ($)	2008 ($)	2009 ($)	2008 ($)	2009 ($)	2008 ($)
Operations
Net investment income (loss)	4,898,776	6,771,638	6,338,320	1,811,100	5,566,376	6,142,695
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	(35,320,273)	(7,106,071)	(338,092,454)	(7,970,706)	(103,097,904)	(45,412,189)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	31,491,817	(51,187,909)	266,910,172	(388,568,864)	71,099,837	(87,003,903)
Net increase (decrease) resulting from operations	1,070,320	(51,522,342)	(64,843,962)	(394,728,470)	(26,431,691)	(126,273,397)
Distributions to Shareholders
From net investment income:
Class A	(150,796)	(197,762)	(140,147)	—	(209,449)	(308,780)
Class B	(55,722)	(91,484)	—	—	(31,603)	(31,729)
Class C	(18,706)	(26,950)	—	—	(24,079)	(20,476)
Class E	—	—	(1,130)	—	—	—
Class T	(2,288,522)	(3,560,124)	—	—	(1,247,692)	(1,411,835)
Class Z	(2,159,589)	(3,298,884)	(2,956,052)	(2,224,336)	(4,279,319)	(4,202,294)
From net realized gains:
Class A	—	(723,894)	—	(11,577,199)	—	(3,659,576)
Class B	—	(545,891)	—	(11,130,619)	—	(870,037)
Class C	—	(160,133)	—	(2,290,476)	—	(639,638)
Class E	—	—	—	(1,232,359)	—	—
Class F	—	—	—	(188,065)	—	—
Class T	—	(14,928,189)	—	(16,307,165)	—	(15,296,653)
Class Z	—	(12,207,866)	—	(85,740,579)	—	(36,691,117)
Total distributions to shareholders	(4,673,335)	(35,741,177)	(3,097,329)	(130,690,798)	(5,792,142)	(63,132,135)
Net Capital Stock Transactions	(24,306,040)	(2,597,208)	(28,921,925)	(11,914,912)	3,409,644	(5,902,983)
Increase from regulatory settlements	—	—	663,170	1,089,186	—	—
Total increase (decrease) in net assets	(27,909,055)	(89,860,727)	(96,200,046)	(536,244,994)	(28,814,189)	(195,308,515)
Net Assets
Beginning of period	251,747,851	341,608,578	1,400,213,512	1,936,458,506	334,792,374	530,100,889
End of period	223,838,796	251,747,851	1,304,013,466	1,400,213,512	305,978,185	334,792,374
Undistributed (Overdistributed) net investment income at end of period	266,974	(158,517)	6,455,976	2,551,815	53,837	279,605

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Contrarian Core Fund		Columbia Small Cap Core Fund
	Year Ended September 30,		Year Ended September 30,
	2009 ($)	2008 ($)	2009 ($)	2008 ($)
Operations
Net investment income (loss)	2,909,706	2,442,541	(854,945)	(3,922,421)
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	(34,481,649)	3,542,460	(30,320,543)	92,085,637
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	50,682,774	(65,572,460)	(37,219,629)	(219,195,085)
Net increase (decrease) resulting from operations	19,110,831	(59,587,459)	(68,395,117)	(131,031,869)
Distributions to Shareholders
From net investment income:
Class A	(87,616)	(41,459)	—	(313,396)
Class B	—	—	—	—
Class C	—	—	—	—
Class E	—	—	—	—
Class T	(717,940)	(523,167)	—	(184,037)
Class Z	(2,057,319)	(1,372,481)	—	(3,485,596)
From net realized gains:
Class A	—	(1,125,847)	(8,907,282)	(30,396,930)
Class B	—	(466,120)	(1,940,780)	(6,593,541)
Class C	—	(131,887)	(1,989,757)	(7,737,478)
Class E	—	—	—	—
Class F	—	—	—	—
Class T	—	(16,463,774)	(7,421,795)	(24,251,745)
Class Z	—	(22,118,426)	(31,170,222)	(144,889,355)
Total distributions to shareholders	(2,862,875)	(42,243,161)	(51,429,836)	(217,852,078)
Net Capital Stock Transactions	64,862,004	(17,037,006)	(10,237,809)	(201,619,486)
Increase from regulatory settlements	5,432	—	5,313	—
Total increase (decrease) in net assets	81,115,392	(118,867,626)	(130,057,449)	(550,503,433)
Net Assets
Beginning of period	322,284,004	441,151,630	675,148,086	1,225,651,519
End of period	403,399,396	322,284,004	545,090,637	675,148,086
Undistributed (Overdistributed) net investment income at end of period	1,963,211	1,911,330	(85,558)	(80,111)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Asset Allocation Fund
	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	242,754	2,594,996	197,474	2,903,127
Distributions reinvested	12,955	141,198	58,632	883,969
Redemptions	(212,773)	(2,318,316)	(172,671)	(2,495,559)
Net increase	42,936	417,878	83,435	1,291,537
Class B
Subscriptions	63,535	696,944	100,624	1,491,826
Distributions reinvested	4,637	49,933	38,828	589,166
Redemptions	(137,489)	(1,481,838)	(135,789)	(1,949,904)
Net increase (decrease)	(69,317)	(734,961)	3,663	131,088
Class C
Subscriptions	40,293	442,888	40,510	586,522
Distributions reinvested	1,489	16,136	11,064	167,904
Redemptions	(44,295)	(486,881)	(40,020)	(572,939)
Net increase (decrease)	(2,513)	(27,857)	11,554	181,487
Class T
Subscriptions	47,805	517,944	74,641	1,095,793
Distributions reinvested	203,820	2,211,059	1,192,504	18,031,577
Redemptions	(1,620,242)	(17,373,997)	(1,612,931)	(23,705,569)
Net decrease	(1,368,617)	(14,644,994)	(345,786)	(4,578,199)
Class Z
Subscriptions	268,237	3,235,752	1,182,443	17,148,685
Distributions reinvested	167,719	1,827,162	900,520	13,588,996
Redemptions	(1,324,767)	(14,379,020)	(2,140,627)	(30,360,802)
Net increase (decrease)	(888,811)	(9,316,106)	(57,664)	376,879

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Large Cap Growth Fund
	Year Ended September 30, 2009(a)(b)		Year Ended September 30, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,591,508	24,021,794	3,052,442	71,281,501
Distributions reinvested	8,857	126,318	400,865	10,342,317
Redemptions	(1,831,457)	(28,061,174)	(1,708,127)	(39,787,035)
Net increase (decrease)	(231,092)	(3,913,062)	1,745,180	41,836,783
Class B
Subscriptions	107,673	1,522,097	89,653	1,994,153
Distributions reinvested	—	—	427,139	10,285,500
Redemptions	(1,894,336)	(26,316,082)	(3,985,922)	(86,976,811)
Net decrease	(1,786,663)	(24,793,985)	(3,469,130)	(74,697,158)
Class C
Subscriptions	345,304	4,759,197	130,752	2,970,379
Distributions reinvested	—	—	76,612	1,845,584
Redemptions	(514,603)	(7,172,499)	(305,949)	(6,640,695)
Net decrease	(169,299)	(2,413,302)	(98,585)	(1,824,732)
Class E
Subscriptions	4,972	74,331	97,348	2,306,175
Distributions reinvested	79	1,128	47,726	1,229,898
Redemptions	(60,277)	(935,864)	(68,432)	(1,626,700)
Net increase (decrease)	(55,226)	(860,405)	76,642	1,909,373
Class F
Subscriptions	23	354	3,297	72,377
Distributions reinvested	—	—	7,813	188,065
Redemptions	(4,123)	(57,722)	(106,218)	(2,348,463)
Net decrease	(4,100)	(57,368)	(95,108)	(2,088,021)
Class T
Subscriptions	97,232	1,472,114	136,148	3,185,655
Distributions reinvested	—	—	623,267	15,961,865
Redemptions	(1,034,974)	(15,755,361)	(1,255,111)	(29,455,246)
Net decrease	(937,742)	(14,283,247)	(495,696)	(10,307,726)
Class Y
Subscriptions	1,566,787	28,038,000	—	—
Redemptions	(697,934)	(12,618,649)	—	—
Net increase	868,853	15,419,351	—	—
Class Z
Subscriptions	9,868,328	157,965,419	5,946,708	141,918,882
Distributions reinvested	119,365	1,738,022	2,365,715	62,336,591
Redemptions	(9,894,536)	(157,723,348)	(7,096,396)	(170,998,904)
Net increase	93,157	1,980,093	1,216,027	33,256,569

(a)  Class Y shares commenced operations on July 15, 2009.

(b)  Class Y shares reflect activity for the period July 15, 2009 through September 30, 2009.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Disciplined Value Fund
	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	288,028	2,281,055	405,173	5,404,894
Distributions reinvested	23,100	179,703	251,100	3,493,211
Redemptions	(739,426)	(5,805,700)	(1,246,088)	(16,101,999)
Net decrease	(428,298)	(3,344,942)	(589,815)	(7,203,894)
Class B
Subscriptions	17,707	131,169	48,749	624,153
Distributions reinvested	3,913	28,225	59,953	790,418
Redemptions	(174,185)	(1,255,003)	(211,203)	(2,524,882)
Net decrease	(152,565)	(1,095,609)	(102,501)	(1,110,311)
Class C
Subscriptions	67,614	542,251	89,813	1,116,398
Distributions reinvested	2,863	20,584	42,444	557,859
Redemptions	(127,694)	(912,243)	(214,878)	(2,553,953)
Net decrease	(57,217)	(349,408)	(82,621)	(879,696)
Class T
Subscriptions	65,624	514,004	59,829	756,203
Distributions reinvested	157,011	1,221,118	1,185,592	16,464,091
Redemptions	(1,123,058)	(8,716,795)	(1,326,278)	(16,955,125)
Net increase (decrease)	(900,423)	(6,981,673)	(80,857)	265,169
Class Z
Subscriptions	8,733,478	71,166,602	4,055,288	53,584,460
Distributions reinvested	206,897	1,660,628	1,351,091	19,295,848
Redemptions	(7,144,516)	(57,645,954)	(5,288,025)	(69,854,559)
Net increase	1,795,859	15,181,276	118,354	3,025,749

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Contrarian Core Fund
	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,851,140	18,894,886	251,873	3,365,188
Distributions reinvested	8,794	77,084	77,223	1,125,917
Redemptions	(442,332)	(4,101,888)	(165,492)	(2,251,895)
Net increase	1,417,602	14,870,082	163,604	2,239,210
Class B
Subscriptions	107,507	1,009,446	61,049	772,905
Distributions reinvested	—	—	30,457	418,472
Redemptions	(122,331)	(1,037,793)	(92,569)	(1,164,528)
Net increase (decrease)	(14,824)	(28,347)	(1,063)	26,849
Class C
Subscriptions	604,409	5,864,349	101,333	1,290,847
Distributions reinvested	—	—	7,977	109,683
Redemptions	(115,428)	(1,028,223)	(52,521)	(692,498)
Net increase	488,981	4,836,126	56,789	708,032
Class T
Subscriptions	57,531	530,596	107,254	1,482,245
Distributions reinvested	77,542	675,392	1,125,256	16,293,706
Redemptions	(1,305,440)	(11,973,025)	(1,538,327)	(20,983,001)
Net decrease	(1,170,367)	(10,767,037)	(305,817)	(3,207,050)
Class Z
Subscriptions	11,481,253	103,217,377	684,939	9,231,408
Distributions reinvested	178,491	1,572,554	1,341,183	19,648,343
Redemptions	(5,182,054)	(48,838,751)	(3,271,455)	(45,683,798)
Net increase (decrease)	6,477,690	55,951,180	(1,245,333)	(16,804,047)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Small Cap Core Fund
	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,080,374	19,805,781	922,622	14,115,438
Distributions reinvested	980,677	8,610,346	1,853,851	29,216,697
Redemptions	(4,177,022)	(38,542,843)	(3,448,586)	(53,363,614)
Net decrease	(1,115,971)	(10,126,716)	(672,113)	(10,031,479)
Class B
Subscriptions	96,693	842,189	13,702	197,333
Distributions reinvested	228,050	1,813,000	418,959	6,095,850
Redemptions	(442,312)	(3,691,488)	(569,202)	(8,150,007)
Net decrease	(117,569)	(1,036,299)	(136,541)	(1,856,824)
Class C
Subscriptions	271,949	2,444,023	57,885	832,429
Distributions reinvested	226,347	1,801,724	473,257	6,890,619
Redemptions	(635,154)	(5,307,813)	(879,920)	(12,565,729)
Net decrease	(136,858)	(1,062,066)	(348,778)	(4,842,681)
Class T
Subscriptions	81,099	725,579	187,496	2,838,894
Distributions reinvested	800,276	6,914,381	1,454,898	22,609,113
Redemptions	(1,373,498)	(13,187,203)	(1,486,975)	(22,864,774)
Net increase (decrease)	(492,123)	(5,547,243)	155,419	2,583,233
Class Z
Subscriptions	9,744,342	94,177,339	4,643,406	72,532,539
Distributions reinvested	2,513,202	22,568,553	6,363,669	102,073,253
Redemptions	(11,209,503)	(109,211,377)	(23,349,696)	(362,077,527)
Net increase (decrease)	1,048,041	7,534,515	(12,342,621)	(187,471,735)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$12.57		$16.80		$16.06		$16.47		$15.06
Income from Investment Operations:
Net investment income (a)	0.26		0.31		0.32		0.22		0.27	(b)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.03		(2.76)		1.86		0.92		1.41
Total from investment operations	0.29		(2.45)		2.18		1.14		1.68
Less Distributions to Shareholders:
From net investment income	(0.25)		(0.34)		(0.33)		(0.31)		(0.27)
From net realized gains	—		(1.44)		(1.11)		(1.24)		—
Total distributions to shareholders	(0.25)		(1.78)		(1.44)		(1.55)		(0.27)
Net Asset Value, End of Period	$12.61		$12.57		$16.80		$16.06		$16.47
Total return (c)	2.63	%(d)	(16.23)%		14.24%		7.39	%(d)(e)	11.20	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.25	%(f)	1.29	%(g)	1.32	%(f)	1.31	%(f)	1.35	%(f)
Interest expense	—	%(h)	—		—		—		—
Net expenses	1.25	%(f)	1.29	%(g)	1.32	%(f)	1.31	%(f)	1.35	%(f)
Waiver/Reimbursement	0.22%		—		—		0.01%		0.01%
Net investment income	2.35	%(f)	2.17	%(g)	1.98	%(f)	1.38	%(f)	1.66	%(f)
Portfolio turnover rate	107%		94%		100%		98%		86%
Net assets, end of period (000s)	$7,833		$7,266		$8,314		$5,863		$4,206

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$12.57		$16.80		$16.06		$16.47		$15.06
Income from Investment Operations:
Net investment income (a)	0.18		0.20		0.20		0.17		0.15	(b)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.02		(2.76)		1.86		0.85		1.41
Total from investment operations	0.20		(2.56)		2.06		1.02		1.56
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.23)		(0.21)		(0.19)		(0.15)
From net realized gains	—		(1.44)		(1.11)		(1.24)		—
Total distributions to shareholders	(0.17)		(1.67)		(1.32)		(1.43)		(0.15)
Net Asset Value, End of Period	$12.60		$12.57		$16.80		$16.06		$16.47
Total return (c)	1.79	%(d)	(16.88)%		13.40%		6.59	%(d)(e)	10.37	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.00	%(f)	2.04	%(g)	2.07	%(f)	2.06	%(f)	2.10	%(f)
Interest expense	—	%(h)	—		—		—		—
Net expenses	2.00	%(f)	2.04	%(g)	2.07	%(f)	2.06	%(f)	2.10	%(f)
Waiver/Reimbursement	0.22%		—		—		0.01%		0.01%
Net investment income	1.61	%(f)	1.40	%(g)	1.21	%(f)	1.08	%(f)	0.91	%(f)
Portfolio turnover rate	107%		94%		100%		98%		86%
Net assets, end of period (000s)	$3,835		$4,699		$6,219		$6,788		$7,166

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$12.57		$16.81		$16.06		$16.47		$15.06
Income from Investment Operations:
Net investment income (a)	0.17		0.21		0.20		0.16		0.14	(b)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.03		(2.78)		1.87		0.86		1.42
Total from investment operations	0.20		(2.57)		2.07		1.02		1.56
Less Distributions to Shareholders:
From net investment income	(0.17)		(0.23)		(0.21)		(0.19)		(0.15)
From net realized gains	—		(1.44)		(1.11)		(1.24)		—
Total distributions to shareholders	(0.17)		(1.67)		(1.32)		(1.43)		(0.15)
Net Asset Value, End of Period	$12.60		$12.57		$16.81		$16.06		$16.47
Total return (c)	1.79	%(d)	(16.93)%		13.46%		6.59	%(d)(e)	10.37	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.00	%(f)	2.04	%(g)	2.07	%(f)	2.06	%(f)	2.10	%(f)
Interest expense	—	%(h)	—		—		—		—
Net expenses	2.00	%(f)	2.04	%(g)	2.07	%(f)	2.06	%(f)	2.10	%(f)
Waiver/Reimbursement	0.22%		—		—		0.01%		0.01%
Net investment income	1.60	%(f)	1.41	%(g)	1.23	%(f)	0.98	%(f)	0.91	%(f)
Portfolio turnover rate	107%		94%		100%		98%		86%
Net assets, end of period (000s)	$1,468		$1,496		$1,806		$1,281		$704

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class T Shares	2009		2008		2007 (a)		2006		2005
Net Asset Value, Beginning of Period	$12.58		$16.82		$16.08		$16.48		$15.07
Income from Investment Operations:
Net investment income (b)	0.25		0.31		0.31		0.28		0.26	(c)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.02		(2.78)		1.86		0.87		1.41
Total from investment operations	0.27		(2.47)		2.17		1.15		1.67
Less Distributions to Shareholders:
From net investment income	(0.24)		(0.33)		(0.32)		(0.31)		(0.26)
From net realized gains	—		(1.44)		(1.11)		(1.24)		—
Total distributions to shareholders	(0.24)		(1.77)		(1.43)		(1.55)		(0.26)
Net Asset Value, End of Period	$12.61		$12.58		$16.82		$16.08		$16.48
Total return (d)	2.50	%(e)	(16.32)%		14.17%		7.39	%(e)(f)	11.14	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.30	%(g)	1.34	%(h)	1.37	%(g)	1.36	%(g)	1.40	%(g)
Interest expense	—	%(i)	—		—		—		—
Net expenses	1.30	%(g)	1.34	%(h)	1.37	%(g)	1.36	%(g)	1.40	%(g)
Waiver/Reimbursement	0.22%		—		—		0.01%		0.01%
Net investment income	2.31	%(g)	2.10	%(h)	1.92	%(g)	1.78	%(g)	1.62	%(g)
Portfolio turnover rate	107%		94%		100%		98%		86%
Net assets, end of period (000s)	$113,895		$130,863		$180,757		$175,348		$184,795

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$12.58		$16.82		$16.07		$16.48		$15.06
Income from Investment Operations:
Net investment income (a)	0.29		0.35		0.36		0.33		0.31	(b)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	0.07		(2.77)		1.87		0.85		1.42
Total from investment operations	0.36		(2.42)		2.23		1.18		1.73
Less Distributions to Shareholders:
From net investment income	(0.28)		(0.38)		(0.37)		(0.35)		(0.31)
From net realized gains	—		(1.44)		(1.11)		(1.24)		—
Total distributions to shareholders	(0.28)		(1.82)		(1.48)		(1.59)		(0.31)
Net Asset Value, End of Period	$12.66		$12.58		$16.82		$16.07		$16.48
Total return (c)	3.21	%(d)	(16.06)%		14.58%		7.65	%(d)(e)	11.54	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.00	%(f)	1.04	%(g)	1.07	%(f)	1.06	%(f)	1.10	%(f)
Interest expense	—	%(h)	—		—		—		—
Net expenses	1.00	%(f)	1.04	%(g)	1.07	%(f)	1.06	%(f)	1.10	%(f)
Waiver/Reimbursement	0.22%		—		—		0.01%		0.01%
Net investment income	2.60	%(f)	2.40	%(g)	2.21	%(f)	2.09	%(f)	1.92	%(f)
Portfolio turnover rate	107%		94%		100%		98%		86%
Net assets, end of period (000s)	$96,807		$107,424		$144,513		$151,703		$167,278

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$19.57		$26.76		$22.27		$21.11		$18.57
Income from Investment Operations:
Net investment income (a)	0.07		0.01		0.02		0.01		0.05	(b)
Net realized and unrealized gain (loss) on investments	(0.86)		(5.40)		4.87		1.19		2.51
Total from investment operations	(0.79)		(5.39)		4.89		1.20		2.56
Less Distributions to Shareholders:
From net investment income	(0.02)		—		(0.03)		(0.04)		(0.02)
From net realized gains	—		(1.81)		(0.37)		—		—
Total distributions to shareholders	(0.02)		(1.81)		(0.40)		(0.04)		(0.02)
Increase from regulatory settlements	0.01		0.01		—		—		—
Net Asset Value, End of Period	$18.77		$19.57		$26.76		$22.27		$21.11
Total return (c)	(3.97)%		(21.73)%		22.19%		5.69	%(d)	13.80	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.13	%(e)	1.02	%(f)	1.00	%(e)	1.01	%(e)	1.11	%(e)
Interest expense	—	%(g)	—		—	%(g)	—	%(g)	—
Net expenses	1.13	%(e)	1.02	%(f)	1.00	%(e)	1.01	%(e)	1.11	%(e)
Waiver/Reimbursement	—		—		—		—	%(g)	—	%(g)
Net investment income	0.43	%(e)	0.01	%(f)	0.07	%(e)	0.07	%(e)	0.25	%(e)
Portfolio turnover rate	146%		164%		151%		171%		113%
Net assets, end of period (000s)	$145,825		$156,585		$167,408		$125,124		$10,422

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$18.15		$25.12		$21.05		$20.07		$17.76
Income from Investment Operations:
Net investment loss (a)	(0.04)		(0.17)		(0.16)		(0.13)		(0.09	)(b)
Net realized and unrealized gain (loss) on investments	(0.82)		(5.00)		4.60		1.11		2.40
Total from investment operations	(0.86)		(5.17)		4.44		0.98		2.31
Less Distributions to Shareholders:
From net realized gains	—		(1.81)		(0.37)		—		—
Increase from regulatory settlements	0.01		0.01		—		—		—
Net Asset Value, End of Period	$17.30		$18.15		$25.12		$21.05		$20.07
Total return (c)	(4.68)%		(22.31)%		21.31%		4.88	%(d)	13.01	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.88	%(e)	1.77	%(f)	1.75	%(e)	1.76	%(e)	1.86	%(e)
Interest expense	—	%(g)	—		—	%(g)	—	%(g)	—
Net expenses	1.88	%(e)	1.77	%(f)	1.75	%(e)	1.76	%(e)	1.86	%(e)
Waiver/Reimbursement	—		—		—		—	%(g)	—	%(g)
Net investment loss	(0.30	)%(e)	(0.77	)%(f)	(0.69	)%(e)	(0.72	)%(e)	(0.48	)%(e)
Portfolio turnover rate	146%		164%		151%		171%		113%
Net assets, end of period (000s)	$24,951		$58,609		$168,284		$227,160		$7,799

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$18.16		$25.14		$21.06		$20.10		$17.79
Income from Investment Operations:
Net investment loss (a)	(0.05)		(0.16)		(0.16)		(0.13)		(0.09	)(b)
Net realized and unrealized gain (loss) on investments	(0.81)		(5.02)		4.61		1.09		2.40
Total from investment operations	(0.86)		(5.18)		4.45		0.96		2.31
Less Distributions to Shareholders:
From net realized gains	—		(1.81)		(0.37)		—		—
Increase from regulatory settlements	0.01		0.01		—		—		—
Net Asset Value, End of Period	$17.31		$18.16		$25.14		$21.06		$20.10
Total return (c)	(4.68)%		(22.33)%		21.34%		4.78	%(d)	12.98	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.88	%(e)	1.77	%(f)	1.75	%(e)	1.76	%(e)	1.86	%(e)
Interest expense	—	%(g)	—		—	%(g)	—	%(g)	—
Net expenses	1.88	%(e)	1.77	%(f)	1.75	%(e)	1.76	%(e)	1.86	%(e)
Waiver/Reimbursement	—		—		—		—	%(g)	—	%(g)
Net investment loss	(0.33	)%(e)	(0.75	)%(f)	(0.68	)%(e)	(0.69	)%(e)	(0.45	)%(e)
Portfolio turnover rate	146%		164%		151%		171%		113%
Net assets, end of period (000s)	$17,283		$21,208		$31,834		$31,046		$1,419

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,
Class E Shares	2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Year	$19.53		$26.74		$22.27		$22.13
Income from Investment Operations:
Net investment income (loss) (b)	0.05		(0.02)		(0.01)		—	(c)
Net realized and unrealized gain (loss) on investments	(0.86)		(5.39)		4.87		0.14
Total from investment operations	(0.81)		(5.41)		4.86		0.14
Less Distributions to Shareholders:
From net investment income	—	(c)	—		(0.02)		—
From net realized gains	—		(1.81)		(0.37)		—
Total distributions to shareholders	—	(c)	(1.81)		(0.39)		—
Increase from regulatory settlements	0.01		0.01		—		—
Net Asset Value, End of Year	$18.73		$19.53		$26.74		$22.27
Total return (d)	(4.09)%		(21.82)%		22.07%		0.63	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.23	%(g)	1.12	%(h)	1.10	%(g)	1.12	%(g)(i)
Interest expense	—	%(j)	—		—	%(j)	—	%(i)(j)
Net expenses	1.23	%(g)	1.12	%(h)	1.10	%(g)	1.12	%(g)(i)
Waiver/Reimbursement	—		—		—		—	%(i)(j)
Net investment income (loss)	0.33	%(g)	(0.09	)%(h)	(0.03	)%(g)	(0.23	)%(g)(i)
Portfolio turnover rate	146%		164%		151%		171	%(f)
Net assets, end of period (000s)	$13,144		$14,782		$18,185		$13,071

(a)  Class E shares commenced operations on September 22, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,
Class F Shares	2009		2008		2007		2006 (a)
Net Asset Value, Beginning of Year	$18.14		$25.11		$21.05		$20.93
Income from Investment Operations:
Net investment loss (b)	(0.05)		(0.18)		(0.16)		—	(c)
Net realized and unrealized gain (loss) on investments	(0.81)		(4.99)		4.59		0.12
Total from investment operations	(0.86)		(5.17)		4.43		0.12
Less Distributions to Shareholders:
From net realized gains	—		(1.81)		(0.37)		—
Increase from regulatory settlements	0.01		0.01		—		—
Net Asset Value, End of Year	$17.29		$18.14		$25.11		$21.05
Total return (d)	(4.69)%		(22.31)%		21.26%		0.57	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.88	%(g)	1.77	%(h)	1.75	%(g)	1.77	%(g)(i)
Interest expense	—	%(j)	—		—	%(j)	—	%(i)(j)
Net expenses	1.88	%(g)	1.77	%(h)	1.75	%(g)	1.77	%(g)(i)
Waiver/Reimbursement	—		—		—		—	%(i)(j)
Net investment loss	(0.32	)%(g)	(0.80	)%(h)	(0.70	)%(g)	(0.88	)%(g)(i)
Portfolio turnover rate	146%		164%		151%		171	%(f)
Net assets, end of period (000s)	$292		$380		$2,915		$5,319

(a)  Class F shares commenced operations on September 22, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  The benefits derived from expense reductions had an impact of 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class T Shares	2009		2008		2007 (a)		2006		2005
Net Asset Value, Beginning of Period	$19.42		$26.58		$22.13		$20.98		$18.46
Income from Investment Operations:
Net investment income (loss) (b)	0.06		(0.01)		0.01		0.01		0.07	(c)
Net realized and unrealized gain (loss) on investments	(0.85)		(5.35)		4.84		1.17		2.47
Total from investment operations	(0.79)		(5.36)		4.85		1.18		2.54
Less Distributions to Shareholders:
From net investment income	—		—		(0.03)		(0.03)		(0.02)
From net realized gains	—		(1.81)		(0.37)		—		—
Total distributions to shareholders	—		(1.81)		(0.40)		(0.03)		(0.02)
Increase from regulatory settlements	0.01		0.01		—		—		—
Net Asset Value, End of Period	$18.64		$19.42		$26.58		$22.13		$20.98
Total return (d)	(4.02)%		(21.76)%		22.14%		5.63	%(e)	13.76	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.18	%(f)	1.07	%(g)	1.05	%(f)	1.06	%(f)	1.16	%(f)
Interest expense	—	%(h)	—		—	%(h)	—	%(h)	—
Net expenses	1.18	%(f)	1.07	%(g)	1.05	%(f)	1.06	%(f)	1.16	%(f)
Waiver/Reimbursement	—		—		—		—	%(h)	—	%(h)
Net investment income (loss)	0.38	%(f)	(0.05	)%(g)	0.02	%(f)	0.06	%(f)	0.33	%(f)
Portfolio turnover rate	146%		164%		151%		171%		113%
Net assets, end of period (000s)	$145,011		$169,295		$244,901		$209,952		$218,095

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout the period is as follows:

Class Y Shares	Period Ended September 30, 2009 (a)
Net Asset Value, Beginning of Year	$17.02
Income from Investment Operations:
Net investment income (b)	0.03
Net realized and unrealized gain on investments	2.15
Total from investment operations	2.18
Net Asset Value, End of Period	$19.20
Total return (c)(d)	12.81%
Ratios to Average Net Assets:
Net expenses before interest expense (e)(f)	0.63%
Interest expense (f)(g)	—%
Net expenses (e)(f)	0.63%
Net investment income (e)(f)	0.78%
Portfolio turnover rate (d)	146%
Net assets, end of period (000s)	$16,686

(a)  Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$20.02		$27.32		$22.68		$21.50		$18.87
Income from Investment Operations:
Net investment income (a)	0.11		0.06		0.08		0.08		0.11	(b)
Net realized and unrealized gain (loss) on investments	(0.88)		(5.51)		4.97		1.19		2.55
Total from investment operations	(0.77)		(5.45)		5.05		1.27		2.66
Less Distributions to Shareholders:
From net investment income	(0.06)		(0.05)		(0.04)		(0.09)		(0.03)
From net realized gains	—		(1.81)		(0.37)		—		—
Total distributions to shareholders	(0.06)		(1.86)		(0.41)		(0.09)		(0.03)
Increase from regulatory settlements	0.01		0.01		—		—		—
Net Asset Value, End of Period	$19.20		$20.02		$27.32		$22.68		$21.50
Total return (c)	(3.71)%		(21.55)%		22.53%		5.92	%(d)	14.12	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.88	%(e)	0.77	%(f)	0.75	%(e)	0.76	%(e)	0.86	%(e)
Interest expense	—	%(g)	—		—	%(g)	—	%(g)	—
Net expenses	0.88	%(e)	0.77	%(f)	0.75	%(e)	0.76	%(e)	0.86	%(e)
Waiver/Reimbursement	—		—		—		—	%(g)	—	%(g)
Net investment income	0.67	%(e)	0.25	%(f)	0.32	%(e)	0.35	%(e)	0.53	%(e)
Portfolio turnover rate	146%		164%		151%		171%		113%
Net assets, end of period (000s)	$940,823		$979,353		$1,302,932		$1,169,103		$1,242,736

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2009		2008		2007	2006		2005
Net Asset Value, Beginning of Period	$10.53		$16.32		$15.70	$14.60		$12.71
Income from Investment Operations:
Net investment income (a)	0.15		0.17		0.14	0.17		0.17	(b)
Net realized and unrealized gain (loss) on investments and futures contracts	(1.00)		(3.96)		2.10	2.18		1.88
Total from investment operations	(0.85)		(3.79)		2.24	2.35		2.05
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.17)		(0.16)	(0.18)		(0.16)
From net realized gains	—		(1.83)		(1.46)	(1.07)		—
Total distributions to shareholders	(0.16)		(2.00)		(1.62)	(1.25)		(0.16)
Net Asset Value, End of Period	$9.52		$10.53		$16.32	$15.70		$14.60
Total return (c)	(7.72)%		(26.09)%		15.00%	17.19	%(d)	16.21	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.29%		1.28%		1.24%	1.21%		1.23%
Interest expense	—	%(f)	—	%(f)	—	—	%(f)	—
Net expenses (e)	1.29%		1.28%		1.24%	1.21%		1.23%
Waiver/Reimbursement	—		—		—	—	%(f)	0.01%
Net investment income (e)	1.94%		1.32%		0.89%	1.15%		1.21%
Portfolio turnover rate	170%		78%		91%	81%		94%
Net assets, end of period (000s)	$10,543		$16,171		$34,706	$12,717		$4,269

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2009		2008		2007	2006		2005
Net Asset Value, Beginning of Period	$9.92		$15.47		$14.96	$13.96		$12.16
Income from Investment Operations:
Net investment income (a)	0.09		0.07		0.03	0.06		0.06	(b)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.94)		(3.72)		1.98	2.08		1.80
Total from investment operations	(0.85)		(3.65)		2.01	2.14		1.86
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.07)		(0.04)	(0.07)		(0.06)
From net realized gains	—		(1.83)		(1.46)	(1.07)		—
Total distributions to shareholders	(0.10)		(1.90)		(1.50)	(1.14)		(0.06)
Net Asset Value, End of Period	$8.97		$9.92		$15.47	$14.96		$13.96
Total return (c)	(8.33)%		(26.59)%		14.12%	16.35	%(d)	15.30	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	2.04%		2.03%		1.99%	1.96%		1.98%
Interest expense	—	%(f)	—	%(f)	—	—	%(f)	—
Net expenses (e)	2.04%		2.03%		1.99%	1.96%		1.98%
Waiver/Reimbursement	—		—		—	—	%(f)	0.01%
Net investment income (e)	1.22%		0.56%		0.19%	0.43%		0.46%
Portfolio turnover rate	170%		78%		91%	81%		94%
Net assets, end of period (000s)	$2,169		$3,914		$7,690	$5,332		$3,974

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2009		2008		2007	2006		2005
Net Asset Value, Beginning of Period	$9.89		$15.44		$14.93	$13.94		$12.14
Income from Investment Operations:
Net investment income (a)	0.09		0.07		0.02	0.05		0.06	(b)
Net realized and unrealized gain (loss) on investments and futures contracts	(0.94)		(3.72)		1.99	2.08		1.80
Total from investment operations	(0.85)		(3.65)		2.01	2.13		1.86
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.07)		(0.04)	(0.07)		(0.06)
From net realized gains	—		(1.83)		(1.46)	(1.07)		—
Total distributions to shareholders	(0.10)		(1.90)		(1.50)	(1.14)		(0.06)
Net Asset Value, End of Period	$8.94		$9.89		$15.44	$14.93		$13.94
Total return (c)	(8.35)%		(26.64)%		14.15%	16.30	%(d)	15.33	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	2.04%		2.03%		1.99%	1.96%		1.98%
Interest expense	—	%(f)	—	%(f)	—	—	%(f)	—
Net expenses (e)	2.04%		2.03%		1.99%	1.96%		1.98%
Waiver/Reimbursement	—		—		—	—	%(f)	0.01%
Net investment income (e)	1.18%		0.55%		0.14%	0.39%		0.49%
Portfolio turnover rate	170%		78%		91%	81%		94%
Net assets, end of period (000s)	$2,020		$2,801		$5,650	$1,801		$453

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class T Shares	2009		2008		2007 (a)	2006		2005
Net Asset Value, Beginning of Period	$10.53		$16.33		$15.70	$14.60		$12.72
Income from Investment Operations:
Net investment income (b)	0.15		0.16		0.15	0.17		0.17	(c)
Net realized and unrealized gain (loss) on investments and futures contracts	(1.00)		(3.97)		2.09	2.18		1.86
Total from investment operations	(0.85)		(3.81)		2.24	2.35		2.03
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.16)		(0.15)	(0.18)		(0.15)
From net realized gains	—		(1.83)		(1.46)	(1.07)		—
Total distributions to shareholders	(0.16)		(1.99)		(1.61)	(1.25)		(0.15)
Net Asset Value, End of Period	$9.52		$10.53		$16.33	$15.70		$14.60
Total return (d)	(7.77)%		(26.18)%		15.01%	17.13	%(e)	16.06	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.34%		1.33%		1.29%	1.26%		1.28%
Interest expense	—	%(g)	—	%(g)	—	—	%(g)	—
Net expenses (f)	1.34%		1.33%		1.29%	1.26%		1.28%
Waiver/Reimbursement	—		—		—	—	%(g)	0.01%
Net investment income (f)	1.84%		1.27%		0.91%	1.15%		1.22%
Portfolio turnover rate	170%		78%		91%	81%		94%
Net assets, end of period (000s)	$72,555		$89,694		$140,443	$137,595		$134,792

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares	2009		2008		2007	2006		2005
Net Asset Value, Beginning of Period	$10.80		$16.69		$16.02	$14.87		$12.95
Income from Investment Operations:
Net investment income (a)	0.17		0.21		0.20	0.22		0.21	(b)
Net realized and unrealized gain (loss) on investments and futures contracts	(1.02)		(4.07)		2.13	2.22		1.91
Total from investment operations	(0.85)		(3.86)		2.33	2.44		2.12
Less Distributions to Shareholders:
From net investment income	(0.18)		(0.20)		(0.20)	(0.22)		(0.20)
From net realized gains	—		(1.83)		(1.46)	(1.07)		—
Total distributions to shareholders	(0.18)		(2.03)		(1.66)	(1.29)		(0.20)
Net Asset Value, End of Period	$9.77		$10.80		$16.69	$16.02		$14.87
Total return (c)	(7.49)%		(25.92)%		15.29%	17.50	%(d)	16.43	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.04%		1.03%		0.99%	0.96%		0.98%
Interest expense	—	%(f)	—	%(f)	—	—	%(f)	—
Net expenses (e)	1.04%		1.03%		0.99%	0.96%		0.98%
Waiver/Reimbursement	—		—		—	—	%(f)	0.01%
Net investment income (e)	2.13%		1.58%		1.20%	1.45%		1.53%
Portfolio turnover rate	170%		78%		91%	81%		94%
Net assets, end of period (000s)	$218,691		$222,212		$341,612	$285,941		$283,187

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2009 (a)		2008		2007		2006		2005 (b)
Net Asset Value, Beginning of Period	$11.89		$15.51		$14.03		$13.59		$12.01
Income from Investment Operations:
Net investment income (c)	0.08		0.07		0.05		—	(d)	0.07	(e)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.14)		(2.17)		2.60		1.21		1.93
Total from investment operations	(0.06)		(2.10)		2.65		1.21		2.00
Less Distributions to Shareholders:
From net investment income	(0.07)		(0.05)		—		(0.01)		(0.07)
From net realized gains	—		(1.47)		(1.17)		(0.76)		(0.35)
Total distributions to shareholders	(0.07)		(1.52)		(1.17)		(0.77)		(0.42)
Increase from regulatory settlements	—	(d)	—		—		—		—
Net Asset Value, End of Period	$11.76		$11.89		$15.51		$14.03		$13.59
Total return (f)(g)	(0.28)%		(15.35)%		19.82%		9.24%		16.98%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.17	%(h)	1.14	%(i)	1.14	%(h)	1.14	%(h)	1.14	%(h)
Interest expense	—	%(j)	—	%(j)	—		—		—
Net expenses	1.17	%(h)	1.14	%(i)	1.14	%(h)	1.14	%(h)	1.24	%(h)
Waiver/Reimbursement	0.11%		0.10%		0.10%		0.12%		0.09%
Net investment income	0.77	%(h)	0.53	%(i)	0.32	%(h)	—	%(h)(j)	0.59	%(h)
Portfolio turnover rate	131%		106%		88%		63%		105%
Net assets, end of period (000s)	$27,742		$11,187		$12,054		$10,578		$10,393

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2009 (a)		2008		2007		2006		2005 (b)
Net Asset Value, Beginning of Period	$11.14		$14.67		$13.42		$13.12		$11.68
Income from Investment Operations:
Net investment income (loss) (c)	0.01		(0.03)		(0.06)		(0.10)		(0.04	)(d)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)		(2.03)		2.48		1.16		1.88
Total from investment operations	(0.12)		(2.06)		2.42		1.06		1.84
Less Distributions to Shareholders:
From net investment income	—		—		—		—		(0.05)
From net realized gains	—		(1.47)		(1.17)		(0.76)		(0.35)
Total distributions to shareholders	—		(1.47)		(1.17)		(0.76)		(0.40)
Increase from regulatory settlements	—	(e)	—		—		—		—
Net Asset Value, End of Period	$11.02		$11.14		$14.67		$13.42		$13.12
Total return (f)(g)	(1.08)%		(15.96)%		18.94%		8.40%		16.02%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.92	%(h)	1.89	%(i)	1.89	%(h)	1.89	%(h)	1.99	%(h)
Interest expense	—	%(j)	—	%(j)	—		—		—
Net expenses	1.92	%(h)	1.89	%(i)	1.89	%(h)	1.89	%(h)	1.99	%(h)
Waiver/Reimbursement	0.11%		0.10%		0.10%		0.12%		0.09%
Net investment income (loss)	0.12	%(h)	(0.22	)%(i)	(0.44	)%(h)	(0.75	)%(h)	(0.31	)%(h)
Portfolio turnover rate	131%		106%		88%		63%		105%
Net assets, end of period (000s)	$3,428		$3,629		$4,796		$5,637		$6,628

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2009 (a)		2008		2007		2006		2005 (b)
Net Asset Value, Beginning of Period	$11.15		$14.68		$13.43		$13.13		$11.68
Income from Investment Operations:
Net investment income (loss) (c)	0.01		(0.03)		(0.06)		(0.10)		(0.03	)(d)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)		(2.03)		2.48		1.16		1.88
Total from investment operations	(0.12)		(2.06)		2.42		1.06		1.85
Less Distributions to Shareholders:
From net investment income	—		—		—		—		(0.05)
From net realized gains	—		(1.47)		(1.17)		(0.76)		(0.35)
Total distributions to shareholders	—		(1.47)		(1.17)		(0.76)		(0.40)
Increase from regulatory settlements	—	(e)	—		—		—		—
Net Asset Value, End of Period	$11.03		$11.15		$14.68		$13.43		$13.13
Total return (f)(g)	(1.08)%		(15.95)%		18.93%		8.40%		16.10%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.92	%(h)	1.89	%(i)	1.89	%(h)	1.89	%(h)	1.99	%(h)
Interest expense	—	%(j)	—	%(j)	—		—		—
Net expenses	1.92	%(h)	1.89	%(i)	1.89	%(h)	1.89	%(h)	1.99	%(h)
Waiver/Reimbursement	0.11%		0.10%		0.10%		0.12%		0.09%
Net investment income (loss)	0.03	%(h)	(0.21	)%(i)	(0.41	)%(h)	(0.75	)%(h)	(0.25	)%(h)
Portfolio turnover rate	131%		106%		88%		63%		105%
Net assets, end of period (000s)	$7,094		$1,718		$1,428		$906		$605

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class T Shares	2009 (a)		2008		2007 (b)		2006		2005 (c)
Net Asset Value, Beginning of Period	$11.80		$15.40		$13.95		$13.52		$11.95
Income from Investment Operations:
Net investment income (loss) (d)	0.08		0.06		0.04		(0.01)		0.07	(e)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.14)		(2.15)		2.58		1.21		1.92
Total from investment operations	(0.06)		(2.09)		2.62		1.20		1.99
Less Distributions to Shareholders:
From net investment income	(0.07)		(0.04)		—	(f)	(0.01)		(0.07)
From net realized gains	—		(1.47)		(1.17)		(0.76)		(0.35)
Total distributions to shareholders	(0.07)		(1.51)		(1.17)		(0.77)		(0.42)
Increase from regulatory settlements	—	(f)	—		—		—		—
Net Asset Value, End of Period	$11.67		$11.80		$15.40		$13.95		$13.52
Total return (g)(h)	(0.35)%		(15.37)%		19.70%		9.16%		16.97%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.22	%(i)	1.19	%(j)	1.19	%(i)	1.19	%(i)	1.29	%(i)
Interest expense	—	%(k)	—	%(k)	—		—		—
Net expenses	1.22	%(i)	1.19	%(j)	1.19	%(i)	1.19	%(i)	1.29	%(i)
Waiver/Reimbursement	0.11%		0.10%		0.10%		0.12%		0.09%
Net investment income (loss)	0.81	%(i)	0.48	%(j)	0.27	%(i)	(0.05	)%(i)	0.57	%(i)
Portfolio turnover rate	131%		106%		88%		63%		105%
Net assets, end of period (000s)	$117,161		$132,272		$177,345		$168,506		$180,345

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  On August 8, 2007, Class G shares were converted to Class T shares.

(c)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(f)  Rounds to less than $0.01 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  The benefits derived from expense reductions had an impact of 0.01%.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Contrarian Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares	2009 (a)		2008		2007		2006		2005 (b)
Net Asset Value, Beginning of Period	$11.97		$15.60		$14.10		$13.66		$12.05
Income from Investment Operations:
Net investment income (c)	0.11		0.11		0.08		0.03		0.09	(d)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.15)		(2.18)		2.62		1.21		1.95
Total from investment operations	(0.04)		(2.07)		2.70		1.24		2.04
Less Distributions to Shareholders:
From net investment income	(0.10)		(0.09)		(0.03)		(0.04)		(0.08)
From net realized gains	—		(1.47)		(1.17)		(0.76)		(0.35)
Total distributions to shareholders	(0.10)		(1.56)		(1.20)		(0.80)		(0.43)
Increase from regulatory settlements	—	(e)	—		—		—		—
Net Asset Value, End of Period	$11.83		$11.97		$15.60		$14.10		$13.66
Total return (f)(g)	(0.01)%		(15.11)%		20.13%		9.45%		17.25%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.92	%(h)	0.89	%(i)	0.89	%(h)	0.89	%(h)	0.99	%(h)
Interest expense	—	%(j)	—	%(j)	—		—		—
Net expenses	0.92	%(h)	0.89	%(i)	0.89	%(h)	0.89	%(h)	0.99	%(h)
Waiver/Reimbursement	0.11%		0.10%		0.10%		0.12%		0.09%
Net investment income	1.09	%(h)	0.77	%(i)	0.57	%(h)	0.25	%(h)	0.67	%(h)
Portfolio turnover rate	131%		106%		88%		63%		105%
Net assets, end of period (000s)	$247,974		$173,479		$245,529		$256,039		$310,472

(a)  On November 14, 2008, the Columbia Common Stock Fund was renamed the Columbia Contrarian Core Fund.

(b)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2009	2008	2007	2006		2005 (a)
Net Asset Value, Beginning of Period	$14.14	$20.01	$19.72	$19.32		$17.54
Income from Investment Operations:
Net investment income (loss) (b)	(0.02)	(0.09)	0.04 (c)	(0.06)		(0.06)
Net realized and unrealized gain (loss) on investments	(1.39)	(2.11)	2.46	1.91		2.91
Total from investment operations	(1.41)	(2.20)	2.50	1.85		2.85
Less Distributions to Shareholders:
From net investment income	—	(0.03)	—	—		—
From net realized gains	(1.15)	(3.64)	(2.21)	(1.45)		(1.07)
Total distributions to shareholders	(1.15)	(3.67)	(2.21)	(1.45)		(1.07)
Increase from regulatory settlements	— (d)	—	—	—		—
Net Asset Value, End of Period	$11.58	$14.14	$20.01	$19.72		$19.32
Total return (e)	(7.41)%	(12.86)%	13.30%	10.08	%(f)	16.69	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.33%	1.25%	1.21%	1.16%		1.13%
Interest expense	—	—	—	—	%(h)	—
Net expenses (g)	1.33%	1.25%	1.21%	1.16%		1.13%
Waiver/Reimbursement	—	—	—	—	%(h)	—	%(h)
Net investment income (loss) (g)	(0.28)%	(0.56)%	0.22%	(0.30)%		(0.31)%
Portfolio turnover rate	11%	25%	44%	14%		16%
Net assets, end of period (000s)	$81,474	$115,246	$176,504	$190,390		$211,527

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2009	2008	2007		2006		2005 (a)
Net Asset Value, Beginning of Period	$12.97	$18.75	$18.73		$18.56		$16.89
Income from Investment Operations:
Net investment loss (b)	(0.09)	(0.19)	(0.10	)(c)	(0.19)		(0.19)
Net realized and unrealized gain (loss) on investments	(1.31)	(1.95)	2.33		1.81		2.81
Total from investment operations	(1.40)	(2.14)	2.23		1.62		2.62
Less Distributions to Shareholders:
From net realized gains	(1.15)	(3.64)	(2.21)		(1.45)		(0.95)
Increase from regulatory settlements	— (d)	—	—		—		—
Net Asset Value, End of Period	$10.42	$12.97	$18.75		$18.73		$18.56
Total return (e)	(8.08)%	(13.53)%	12.49%		9.17	%(f)	15.87	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.08%	2.00%	1.96%		1.91%		1.88%
Interest expense	—	—	—		—	%(h)	—
Net expenses (g)	2.08%	2.00%	1.96%		1.91%		1.88%
Waiver/Reimbursement	—	—	—		—	%(h)	—	%(h)
Net investment loss (g)	(1.03)%	(1.31)%	(0.53)%		(1.05)%		(1.06)%
Portfolio turnover rate	11%	25%	44%		14%		16%
Net assets, end of period (000s)	$17,317	$23,085	$35,918		$39,109		$42,439

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2009	2008	2007		2006		2005 (a)
Net Asset Value, Beginning of Period	$12.99	$18.76	$18.75		$18.57		$16.91
Income from Investment Operations:
Net investment loss (b)	(0.09)	(0.19)	(0.10	)(c)	(0.19)		(0.19)
Net realized and unrealized gain (loss) on investments	(1.32)	(1.94)	2.32		1.82		2.80
Total from investment operations	(1.41)	(2.13)	2.22		1.63		2.61
Less Distributions to Shareholders:
From net realized gains	(1.15)	(3.64)	(2.21)		(1.45)		(0.95)
Increase from regulatory settlements	— (d)	—	—		—		—
Net Asset Value, End of Period	$10.43	$12.99	$18.76		$18.75		$18.57
Total return (e)	(8.15)%	(13.46)%	12.41%		9.23	%(f)	15.79	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.08%	2.00%	1.96%		1.91%		1.88%
Interest expense	—	—	—		—	%(h)	—
Net expenses (g)	2.08%	2.00%	1.96%		1.91%		1.88%
Waiver/Reimbursement	—	—	—		—	%(h)	—	%(h)
Net investment loss (g)	(1.03)%	(1.29)%	(0.53)%		(1.05)%		(1.06)%
Portfolio turnover rate	11%	25%	44%		14%		16%
Net assets, end of period (000s)	$18,461	$24,756	$42,312		$46,241		$56,163

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class T Shares	2009	2008	2007 (a)	2006		2005 (b)
Net Asset Value, Beginning of Period	$13.94	$19.78	$19.53	$19.15		$17.40
Income from Investment Operations:
Net investment income (loss) (c)	(0.03)	(0.10)	0.03 (d)	(0.07)		(0.07)
Net realized and unrealized gain (loss) on investments	(1.37)	(2.08)	2.43	1.90		2.88
Total from investment operations	(1.40)	(2.18)	2.46	1.83		2.81
Less Distributions to Shareholders:
From net investment income	—	(0.02)	—	—		—
From net realized gains	(1.15)	(3.64)	(2.21)	(1.45)		(1.06)
Total distributions to shareholders	(1.15)	(3.66)	(2.21)	(1.45)		(1.06)
Increase from regulatory settlements	— (e)	—	—	—		—
Net Asset Value, End of Period	$11.39	$13.94	$19.78	$19.53		$19.15
Total return (f)	(7.45)%	(12.90)%	13.22%	10.04	%(g)	16.58	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.38%	1.30%	1.26%	1.21%		1.18%
Interest expense	—	—	—	—	%(i)	—
Net expenses (h)	1.38%	1.30%	1.26%	1.21%		1.18%
Waiver/Reimbursement	—	—	—	—	%(i)	—	%(i)
Net investment income (loss) (h)	(0.34)%	(0.63)%	0.17%	(0.35)%		(0.36)%
Portfolio turnover rate	11%	25%	44%	14%		16%
Net assets, end of period (000s)	$74,722	$98,299	$136,381	$135,538		$150,042

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares	2009	2008	2007	2006		2005 (a)
Net Asset Value, Beginning of Period	$14.42	$20.33	$19.96	$19.54		$17.73
Income from Investment Operations:
Net investment income (loss) (b)	— (c)	(0.04)	0.09 (d)	(0.01)		(0.01)
Net realized and unrealized gain (loss) on investments	(1.40)	(2.15)	2.49	1.93		2.94
Total from investment operations	(1.40)	(2.19)	2.58	1.92		2.93
Less Distributions to Shareholders:
From net investment income	—	(0.08)	—	—		—
From net realized gains	(1.15)	(3.64)	(2.21)	(1.50)		(1.12)
Total distributions to shareholders	(1.15)	(3.72)	(2.21)	(1.50)		(1.12)
Increase from regulatory settlements	— (c)	—	—	—		—
Net Asset Value, End of Period	$11.87	$14.42	$20.33	$19.96		$19.54
Total return (e)	(7.18)%	(12.60)%	13.56%	10.32	%(f)	16.96	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.08%	1.00%	0.96%	0.91%		0.88%
Interest expense	—	—	—	—	%(h)	—
Net expenses (g)	1.08%	1.00%	0.96%	0.91%		0.88%
Waiver/Reimbursement	—	—	—	—	%(h)	—	%(h)
Net investment income (loss) (g)	(0.04)%	(0.27)%	0.46%	(0.05)%		(0.06)%
Portfolio turnover rate	11%	25%	44%	14%		16%
Net assets, end of period (000s)	$353,117	$413,763	$834,537	$929,791		$1,058,362

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Stock Funds
September 30, 2009

Note 1. Organization

Columbia Funds Series Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (each, a "Fund" and collectively, the "Funds"), each a series of the Trust:

Columbia Asset Allocation Fund

Columbia Large Cap Growth Fund

Columbia Disciplined Value Fund

Columbia Contrarian Core Fund

Columbia Small Cap Core Fund

Investment Objectives

Columbia Asset Allocation Fund seeks total return, consisting of current income and long-term capital appreciation. Columbia Large Cap Growth Fund and Columbia Small Cap Core Fund each seek long-term capital appreciation. Columbia Disciplined Value Fund seeks total return, consisting primarily of long-term capital appreciation and secondarily of current income. Columbia Contrarian Core Fund seeks total return, consisting of long-term capital appreciation and current income.

Fund Shares

The Trust may issue an unlimited number of shares, and each Fund offers the following classes of shares: Class A, Class B, Class C, Class T and Class Z. Columbia Large Cap Growth Fund also offers Class E, Class F and Class Y shares. Each share class has its own expense structure and sales charges, as applicable. Class Y shares commenced operations effective July 15, 2009. Columbia Large Cap Growth Fund's Class E and Class F shares are closed to new investors and new accounts. Effective February 17, 2009, Columbia Small Cap Core Fund was reopened to new investors and new accounts. Effective June 22, 2009, the Funds no longer accept investments in Class B shares from new or existing investors in the Funds' Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of each Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A, Class E and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class E shares purchased without an initial sales charge in accounts aggregating $1 million to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within one year after purchase. Class B and Class F shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B and Class F shares will generally convert to Class A and Class E shares, respectively, eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Y and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Y and Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through November 20, 2009, the date the financial statements were issued, and except as disclosed in Note 13, noted no items requiring adjustment of the financial statements or additional disclosures. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities, exchange-traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are

Stock Funds, September 30, 2009 (continued)

valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price. Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted

Stock Funds, September 30, 2009 (continued)

prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Management is required to provide disclosures regarding the Funds' derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Delayed Delivery Securities

Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

Columbia Asset Allocation Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statements of Operations.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings.

Stock Funds, September 30, 2009 (continued)

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income for Columbia Asset Allocation Fund and Columbia Disciplined Value Fund, if any, are declared and paid quarterly. Distributions from net investment income for Columbia Large Cap Growth Fund, Columbia Contrarian Core Fund and Columbia Small Cap Core Fund, if any, are declared and paid annually. Net realized capital gains, if any, are declared and distributed at least annually for all Funds. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2009, permanent book and tax basis differences resulting primarily from differing

Stock Funds, September 30, 2009 (continued)

treatments for net operating losses, foreign currency transactions, expired capital loss carryforwards, market discount accretion/premium amortization on debt securities, REIT adjustments, proceeds from litigation settlements, passive foreign investment company ("PFIC") adjustments and paydown adjustments were identified and reclassified among the components of each Fund's net assets as follows:

	Undistributed (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia Asset Allocation Fund	$200,050	$(195,871)	$(4,179)
Columbia Large Cap Growth Fund	663,170	49,224,309	(49,887,479)
Columbia Disciplined Value Fund	(2)	(3)	5
Columbia Contrarian Core Fund	5,050	380	(5,430)
Columbia Small Cap Core Fund	849,498	(155,408)	(694,090)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 was as follows:

	September 30, 2009
	Ordinary Income*	Long-Term Capital Gains
Columbia Asset Allocation Fund	$4,673,335	$—
Columbia Large Cap Growth Fund	3,097,329	—
Columbia Disciplined Value Fund	5,792,142	—
Columbia Contrarian Core Fund	2,862,875	—
Columbia Small Cap Core Fund	—	51,429,836
	September 30, 2008
	Ordinary Income*	Long-Term Capital Gains
Columbia Asset Allocation Fund	$16,866,926	$18,874,251
Columbia Large Cap Growth Fund	45,787,868	84,902,930
Columbia Disciplined Value Fund	30,074,083	33,058,052
Columbia Contrarian Core Fund	4,007,433	38,235,728
Columbia Small Cap Core Fund	15,046,065	202,806,013

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Stock Funds, September 30, 2009 (continued)

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Asset Allocation Fund	$540,175	$—	$18,959,157
Columbia Large Cap Growth Fund	6,636,758	—	212,492,888
Columbia Disciplined Value Fund	99,388	—	45,933,671
Columbia Contrarian Core Fund	2,006,092	—	70,870,603
Columbia Small Cap Core Fund	—	—	(28,615,736)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at September 30, 2009, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia Asset Allocation Fund	$25,302,167	$(6,343,010)	$18,959,157
Columbia Large Cap Growth Fund	227,550,063	(15,057,175)	212,492,888
Columbia Disciplined Value Fund	60,866,271	(14,932,600)	45,933,671
Columbia Contrarian Core Fund	78,956,075	(8,085,472)	70,870,603
Columbia Small Cap Core Fund	112,031,056	(140,646,792)	(28,615,736)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2010	2011	2017	Total
Columbia Asset Allocation Fund	$—	$—	$15,394,963	$15,394,963
Columbia Large Cap Growth Fund	92,626,019	5,529,590	101,274,621	199,430,230
Columbia Disciplined Value Fund	—	—	57,648,687	57,648,687
Columbia Contrarian Core Fund	1,963,275	—	13,558,761	15,522,036
Columbia Small Cap Core Fund	—	—	6,883,381	6,883,381

Of the capital loss carryforwards attributable to Columbia Contrarian Core Fund, $1,963,275 (expiring September 30, 2010) remains from the Columbia Large Cap Core Fund merger with Columbia Contrarian Core Fund.

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $43,705,919 (expiring September 30, 2010) remain from the merger with Columbia Growth Fund. The availability of a portion of the remaining capital loss carryforwards from the Columbia Growth Fund may be limited in a given year.

Stock Funds, September 30, 2009 (continued)

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $12,700,626 (expiring September 30, 2010) remain from the merger with Columbia Tax Managed Growth Fund. The availability of a portion of the remaining capital loss carryforwards from the Columbia Tax Managed Fund may be limited in a given year.

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $41,749,064 ($36,219,474 expiring September 30, 2010, and $5,529,590 expiring September 30, 2011) remain from the merger with Columbia Growth Stock. The availability of a portion of the remaining capital loss carryforwards from the Columbia Growth Stock Fund may be limited in a given year.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2009, post-October capital losses attributed to security transactions were deferred to October 1, 2009 as follows:

Columbia Asset Allocation Fund	$28,327,068
Columbia Large Cap Growth Fund	270,043,871
Columbia Disciplined Value Fund	89,101,025
Columbia Contrarian Core Fund	17,423,230
Columbia Small Cap Core Fund	23,745,679

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by each Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Funds. In rendering investment advisory services to the Funds, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $200 Million	$200 Million to $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $2 Billion	$2 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Asset Allocation Fund	0.650%	0.650%	0.600%	0.550%	0.500%	0.500%	0.480%	0.460%
Columbia Large Cap Growth Fund	0.700%	0.575%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Columbia Disciplined Value Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.530%	0.510%
Columbia Contrarian Core Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.530%	0.510%
Columbia Small Cap Core Fund	0.750%	0.750%	0.700%	0.650%	0.600%	0.550%	0.550%	0.550%

Stock Funds, September 30, 2009 (continued)

For the year ended September 30, 2009, the effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Effective Fee Rate
Columbia Asset Allocation Fund	0.65%
Columbia Large Cap Growth Fund	0.53%
Columbia Disciplined Value Fund	0.70%
Columbia Contrarian Core Fund	0.70%
Columbia Small Cap Core Fund	0.75%

BOA entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes a sale of the part of the asset management business that advises long-term mutual funds, including the Funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Administration Fee

Columbia provides administrative and other services to the Funds. Columbia receives a monthly administration fee from each Fund, except Columbia Large Cap Growth Fund, at the annual rate of 0.067% of each Fund's average daily net assets. Columbia receives a monthly administration fee from Columbia Large Cap Growth Fund at the annual rate of 0.050% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

The Funds pay a monthly fee to the Transfer Agent for its services. All share classes with the exception of Class Y shares (the "Other Share Classes") pay a monthly service fee (the "aggregate fee") based on the following:

(i)  An annual rate of $17.34 is applied to the aggregate number of open accounts for the Other Share Classes, and

(ii)  An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

The Class Y shares of Columbia Large Cap Growth Fund pay a monthly service fee based on the following:

(i)  An annual rate of $17.34 is applied to the aggregate number of open accounts for Class Y shares, and

(ii)  An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders

Stock Funds, September 30, 2009 (continued)

of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent is also entitled to receive reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended September 30, 2009, no minimum account balance fees were charged by the Funds.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the year ended September 30, 2009, the Distributor has retained net underwriting discounts and received net CDSC fees as follows:

	Front-End Sales Charge			CDSC
	Class A	Class E	Class T	Class A	Class B	Class C
Columbia Asset Allocation Fund	$5,369	$—	$1,915	$—	$4,882	$194
Columbia Large Cap Growth Fund	18,093	87	5,524	212	33,744	2,549
Columbia Disciplined Value Fund	1,422	—	2,109	—	6,297	598
Columbia Contrarian Core Fund	12,914	—	1,659	7	4,070	442
Columbia Small Cap Core Fund	9,768	—	1,442	6	20,617	100

The Funds have adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans") which require the payment of monthly distribution and service fees to the Distributor based on the average daily net assets of each Fund at the following annual rates:

	Distribution Fee
	Class A	Class B	Class C	Class E	Class F
Columbia Asset Allocation Fund	0.10%	0.75%	0.75%	—	—
Columbia Large Cap Growth Fund	0.10%	0.75%	0.75%	0.10%	0.75%
Columbia Disciplined Value Fund	0.10%	0.75%	0.75%	—	—
Columbia Contrarian Core Fund	0.10%	0.75%	0.75%	—	—
Columbia Small Cap Core Fund	0.10%	0.75%	0.75%	—	—

Stock Funds, September 30, 2009 (continued)

	Service Fee
	Class A	Class B	Class C	Class E	Class F
Columbia Asset Allocation Fund	0.25%	0.25%	0.25%	—	—
Columbia Large Cap Growth Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Columbia Disciplined Value Fund	0.25%	0.25%	0.25%	—	—
Columbia Contrarian Core Fund	0.25%	0.25%	0.25%	—	—
Columbia Small Cap Core Fund	0.25%	0.25%	0.25%	—	—

The Funds may pay distribution and service (12b-1) fees at the maximum annual rate of 0.35% of each Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), but limited such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year. For the year ended September 30, 2009, the distribution and service fees were 0.00% and 0.25%, respectively, of each Fund's average daily net assets attributable to Class A shares.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

The Funds have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by service organizations. The Funds may pay shareholder services fees of up to 0.25% of each Fund's average daily net assets attributable to Class T shares for shareholder liaison services and up to 0.25% of each Fund's average daily net assets attributable to Class T shares for administrative support services, provided, however, that the aggregate fee shall not exceed 0.30% of each Fund's average daily net assets attributable to Class T shares. For the year ended September 30, 2009, the shareholder services fee was 0.30% of each Fund's average daily net assets attributable to Class T shares.

Fee Waivers and Expense Reimbursements

Effective January 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Funds' expenses so that the Funds' ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, do not exceed the following annual rates, based on each Fund's average daily net assets:

Annual Rate
Columbia Asset Allocation Fund	0.95%
Columbia Large Cap Growth Fund	1.00%
Columbia Disciplined Value Fund	1.00%
Columbia Small Cap Core Fund	1.10%

Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Effective February 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Columbia Contrarian Core Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.94% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time. Prior to February 1, 2009, Columbia voluntarily reimbursed Columbia Contrarian Core Fund so that ordinary operating expenses did not exceed 0.89% of the Fund's average daily net assets.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance

Stock Funds, September 30, 2009 (continued)

Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

As a result of fund mergers, certain Funds assumed the liabilities of the deferred compensation plan of the acquired funds, which are included in "Trustees' fees" on the Statements of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets.

Other Related Party Transactions

In connection with the purchase and sale of their securities during the period, the Funds used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended September 30, 2009 were as follows:

Amount
Columbia Asset Allocation Fund	$4,897
Columbia Large Cap Growth Fund	99,531
Columbia Disciplined Value Fund	18,780
Columbia Contrarian Core Fund	789
Columbia Small Cap Core Fund	2,511

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

For the year ended September 30, 2009, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Columbia Asset Allocation Fund	$213
Columbia Large Cap Growth Fund	11
Columbia Disciplined Value Fund	22
Columbia Contrarian Core Fund	3
Columbia Small Cap Core Fund	79

Note 6. Objectives and Strategies for Investing in Derivatives Instruments

Objectives

Columbia Asset Allocation Fund and Columbia Disciplined Value Fund use derivatives instruments, including futures contracts, options, and forward foreign currency exchange contracts, in order to meet their investment objectives. The Funds employ strategies in differing combinations to permit them to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on analysis of various risk factors, and if the derivatives investment strategies do not work as intended, the Funds may not achieve their objectives.

In pursuit of the Funds' investment objectives, Columbia Asset Allocation Fund and Columbia Disciplined Value Fund are exposed to the following market risks:

Equity Risk: Equity risk relates to changes in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk: Interest rate risk refers to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates, and their value generally will increase upon a decline in general interest rates. Fixed income securities with

Stock Funds, September 30, 2009 (continued)

longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about each derivative type held by Columbia Asset Allocation Fund and Columbia Disciplined Value Fund:

Futures Contracts—Columbia Asset Allocation Fund and Columbia Disciplined Value Fund entered into stock index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Columbia Asset Allocation Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia. Upon entering into a futures contract, the Funds pledge cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Fund's Statements of Assets and Liabilities.

Options—Columbia Asset Allocation Fund had written covered call and purchased put options to decrease the Fund's exposure to equity risk and to increase return on instruments. A written covered call and purchased put options become more valuable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If a Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

Forward Foreign Currency Exchange Contracts—Columbia Asset Allocation Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another. The Fund used forward contracts to shift its U.S. dollar exposure in order to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio.

Stock Funds, September 30, 2009 (continued)

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

The following table is a summary of the Funds' value of derivative instruments as of September 30, 2009.

	Fair Value of Derivative Instruments
	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Fair Value		Statements of Assets and Liabilities Fair Value
Funds	Futures Variation Margin*	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	Futures Variation Margin*	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts
Columbia Asset Allocation Fund	$218	$201,991	$8,459	$119,406
Columbia Disciplined Value Fund	—	—	12,179	—

*  Includes only the current day's variation margin.

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2009.

		Amount of Realized Gain or (Loss) on Derivatives Recognized in Income			Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Funds	Risk Exposure	Futures Contracts	Written Options	Forward Foreign Currency Exchange Contracts	Futures Contracts	Written Options	Forward Foreign Currency Exchange Contracts
Columbia Asset Allocation Fund	Equity, Interest Rate and Foreign Exchange Rate	$(353,442)	$29,755	$(80,962)	$233,936	$774	$36,673
Columbia Disciplined Value Fund	Equity	(1,480,194)	—	—	457,257	—	—

Stock Funds, September 30, 2009 (continued)

Note 7. Portfolio Information

For the year ended September 30, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia Asset Allocation Fund	$42,099,035	$45,934,202	$168,994,685	$183,763,598
Columbia Large Cap Growth Fund	—	—	1,665,787,400	1,653,875,268
Columbia Disciplined Value Fund	—	—	477,088,039	467,832,407
Columbia Contrarian Core Fund	—	—	464,246,894	403,997,122
Columbia Small Cap Core Fund	—	—	50,848,502	84,329,098

Note 8. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Funds and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended September 30, 2009, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Fund that borrowed were as follows:

	Average Borrowings	Weighted Average Interest Rate
Columbia Asset Allocation Fund	$1,000,000	0.625%
Columbia Large Cap Growth Fund	2,520,000	0.661%
Columbia Disciplined Value Fund	1,810,000	1.013%
Columbia Contrarian Core Fund	1,450,000	1.000%

Note 9. Securities Lending

Each Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the

Stock Funds, September 30, 2009 (continued)

lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

Note 10. Shares of Beneficial Interest

As of September 30, 2009, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Large Cap Growth Fund	31.3
Columbia Disciplined Value Fund	49.0
Columbia Contrarian Core Fund	22.5
Columbia Small Cap Core Fund	31.0

As of September 30, 2009, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates did not have investment discretion. The number of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia Disciplined Value Fund	1	5.5
Columbia Contrarian Core Fund	1	5.6
Columbia Small Cap Core Fund	1	8.8

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 11. Regulatory Settlements

During the year ended September 30, 2009, Columbia Large Cap Growth Fund, Columbia Contrarian Core Fund and Columbia Small Cap Core Fund were entitled to receive payments of $663,170, $5,432 and $5,313, relating to certain regulatory settlements with third parties that each of these Funds has participated in during the year. The payments have been included in "Increase from regulatory settlements" on the Statements of Changes in Net Assets.

Note 12. Significant Risks and Contingencies

Sector Focus Risk

Certain Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is less focused.

High-Yield Securities Risk

Columbia Asset Allocation Fund invests in high yield securities. Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are

Stock Funds, September 30, 2009 (continued)

also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asset-Backed Securities Risk

Columbia Asset Allocation Fund invests in asset-backed securities. The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

Columbia Asset Allocation Fund invests in mortgage-backed securities. The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Funds to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or

Stock Funds, September 30, 2009 (continued)

coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Note 13. Subsequent Events

On October 15, 2009 the committed line of credit discussed in Note 8 was renewed on amended terms. Pursuant to the amended terms, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets. The annual operations agency fee of $20,000 was waived.

Effective November 1, 2009, the annual rate the Transfer Agent receives for the services discussed in Note 4 will change to $22.36 per open account.

Report of Independent Registered Public Accounting Firm

To the Trustees and the Shareholders of Columbia Funds Series Trust I

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia Contrarian Core Fund and Columbia Small Cap Core Fund (the "Funds") (constituting part of Columbia Funds Series Trust I) at September 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 20, 2009

Federal Income Tax Information (Unaudited)

Columbia Asset Allocation Fund

For non-corporate shareholders 49.81% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended September 30, 2009 may represent qualified dividend income.

35.31% of the ordinary income distributed by the Fund, for the fiscal year ended September 30, 2009, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Columbia Large Cap Growth Fund

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended September 30, 2009 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended September 30, 2009, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Columbia Disciplined Value Fund

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended September 30, 2009 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended September 30, 2009, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Columbia Contrarian Core Fund

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended September 30, 2009 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended September 30, 2009, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Fund Governance – Stock Funds

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66, None

Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66, None

Fund Governance (continued) – Stock Funds

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66, None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager—Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66, None

Fund Governance (continued) – Stock Funds

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer[1] (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66, Lee Enterprises (print media),WRHambrecht + Co. (financial (investment company) service provider); BlackRock Kelso Capital Corporation

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Fund Governance (continued) – Stock Funds

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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Important Information About This Report

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Stock Funds listed on the front cover.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

Columbia Management®

One Financial Center
Boston, MA 02111-2621

PRSRT STD
U.S. Postage
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Holliston, MA
Permit NO. 20

Columbia Management®

Stock Funds

Annual Report, September 30, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/24708-0909 (11/09) 09/94958

Annual Report

September 30, 2009

Columbia Dividend Income Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your fund’s performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multiyear lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets in the spring. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. In the third quarter, the S&P 500 Index1 was up 15.61%. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one’s assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you’ll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

On September 29, 2009, Bank of America Corporation entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 4 of the Notes to Financial Statements for additional information.

1The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Past	performance is no guarantee of future results.

Fund Profile – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/09

–4.33% Class A shares
(without sales charge)

–6.14% Russell 1000 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended September 30, 2009, the fund’s Class A shares returned negative 4.33% without sales charge.

■	In a volatile environment, the fund held up better than its benchmark, the Russell 1000 Index[1], and the average return of its peer group, the Lipper Equity Income Funds Classification.[2]

■	Health care and energy provided the best returns, while financial and materials holdings detracted.

Portfolio Management

Scott L. Davis has co-managed the fund since November 2001 and has been associated with the advisor or its predecessors since 1985.

Richard E. Dahlberg has co-managed the fund since October 2003 and has been associated with the advisor or its predecessors since 2003.

[1]

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Economic Update – Columbia Dividend Income Fund

Summary

For the 12-month period that ended September 30, 2009

■

Domestic stocks lost ground, as measured by the S&P 500 Index, but cut their losses in a rebound that began half way through the period. International stocks moved higher, as measured by the MSCI EAFE Index.

S&P Index	MSCI Index

-6.91%	3.23%

■

As investors appeared to exhibit more tolerance for risk, the Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds rebounded strongly, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

10.56%	16.36%

During the 12-month period that began October 1, 2008 and ended September 30, 2009, the U.S. economy faced the worst financial crisis since the Great Depression, then steadied itself as steps taken by a new administration began to show results in the second half of the period. Economic growth, as measured by Gross Domestic Product (GDP), contracted by approximately 6% between October 2008 and March 2009. The lapse from growth resulted in the longest-and most severe-recession in nearly three decades. However, growth turned positive in the third quarter ended September 30, 2009. The initial estimate of third quarter GDP was 3.5%.

The labor market shed more than seven million jobs between 2008 and 2009, raising the unemployment rate to 9.8% and wiping out all of the jobs gained since the last recession. Manufacturing activity slowed through most of the period, but it turned up in July and August, as did consumer spending. The beleaguered housing market showed some signs of stabilizing. Pending home sales, a leading indicator of housing activity increased for eight straight months to end the period, buoyed by low interest rates and an $8,000 first-time homebuyer tax credit. Existing home sales rose, but gave back some of their strong gains late in the period. The inventory of unsold houses also fell sharply over the period. Late in 2008, consumer confidence, as measured by the Conference Board,1 plummeted to its lowest point ever. However, it has since stabilized and turned higher near the end of the period.

Troubles that began in the U.S. subprime mortgage market resulted in a meltdown within the U.S. financial sector that claimed several major institutions in 2008 and led others to seek bailouts, restructuring or both. New rigorous lending standards severely limited access to credit, further hampering economic growth. In this environment, a new administration sought to stabilize the financial system, address economic woes and introduce sweeping health care reform. Stimulus spending began to flow into the economy, raising hopes that growth would be restored. In December 2008, the Federal Reserve Board (the Fed) lowered a key short-term borrowing rate — the federal funds rate — to between zero and 0.25% — a record low. In light of protracted economic weakness and virtually no inflation, the Fed made no further change to the federal funds rate during the period.

Stocks retreated, then rebounded

Against a weakening economic backdrop, the U.S. stock market lost 6.91% for the 12-month period, as measured by the S&P 500 Index. 2 Losses affected the stocks of companies of all sizes and investment style categories, as measured by their respective Russell indices.3 Stock markets outside the U.S. were modestly to significantly higher. The MSCI EAFE Index,4 a broad gauge of stock market performance in foreign developed markets, gained 3.23% (in U.S. dollars) for the period. Emerging stock markets were also caught in the downdraft, but bounced back stronger than domestic or developed world markets in 2009. The MSCI Emerging Markets Index5 returned 19.07% (in U.S. dollars).

2

Economic Update (continued) – Columbia Dividend Income Fund

Bonds outperformed domestic stocks

As investors sought refuge from a volatile stock market, the highest-quality sectors of the U.S. bond market delivered solid gains. During the first half of the period, Treasury prices rose and yields declined sharply as the economy faltered and stock market volatility increased. As hopes for a recovery materialized in the second half of the period, yields rose and Treasuries lagged riskier segments of the bond market. The benchmark 10-year U.S. Treasury yield began the period at 3.8%, declined to 2.2% in December 2008, then rose to end the period at 3.3%. In this environment, the Barclays Capital Aggregate Bond Index6 returned 10.56%. High-yield bond prices fell sharply in 2008 as economic prospects weakened and default fears rose, then rebounded strongly in 2009. For the 12-month period, the JPMorgan Developed BB High Yield Index7 returned 16.36%.

Past performance is no guarantee of future results.

[1]

The Conference Board is a not-for-profit global independent membership organization. It conducts research, convenes conferences, makes forecasts, assesses trends and publishes information and analysis.

[2]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[3]

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[4]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

[5]

The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

[6]

The Barclays Capital Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[7]	The JPMorgan Developed BB High Yield Index is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Effective November 3, 2008, the Lehman Brothers indices were renamed the Barclays Capital indices.

3

Performance Information – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.11
Class B	1.86
Class C	1.86
Class R	1.36
Class T	1.16
Class Z	0.86

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 10/01/99 – 09/30/09

The chart above shows the change in the value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/01/99 – 09/30/09 ($)

Sales charge	without	with
Class A	16,031	15,114
Class B	14,882	14,882
Class C	14,870	14,870
Class R	15,970	n/a
Class T	15,970	15,057
Class Z	16,569	n/a

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		R	T		Z
Inception	11/25/02		11/25/02		11/25/02		03/28/08	03/04/98		03/04/98
Sales charge	without	with	without	with	without	with	without	without	with	without
1-year	–4.33	–9.81	–4.97	–9.63	–4.98	–5.91	–4.57	–4.38	–9.86	–4.10
5-year	3.29	2.08	2.52	2.16	2.52	2.52	3.21	3.24	2.02	3.55
10-year	4.83	4.22	4.06	4.06	4.05	4.05	4.79	4.79	4.18	5.18

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A and Class T shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, Class C, Class T and Class Z share performance information includes returns of Retail A shares (for Class A and Class T shares), Retail B shares (for Class B and Class C shares) and Trust shares (for Class Z shares) of Galaxy Strategic Equity Fund, the predecessor to the Fund and a series of the Galaxy Fund (the “Predecessor Fund”), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C, Class T and Class Z shares were initially offered by the Fund. Class R share performance information includes returns of Class A shares for the period from November 25, 2002 through March 27, 2008, and the returns of Retail A shares for periods prior thereto. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share classes (and, in the case of Class R shares, Class A shares) and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to November 25, 2002 would be lower for Class A, Class B, Class C, Class T and Class Z shares, and the returns shown for periods prior to March 28, 2008 would be lower for Class R shares.

4

Understanding Your Expenses – Columbia Dividend Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/09 – 09/30/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,256.10	1,019.80	5.94	5.32	1.05
Class B	1,000.00	1,000.00	1,252.69	1,016.04	10.16	9.10	1.80
Class C	1,000.00	1,000.00	1,251.59	1,016.04	10.16	9.10	1.80
Class R	1,000.00	1,000.00	1,254.60	1,018.55	7.35	6.58	1.30
Class T	1,000.00	1,000.00	1,255.80	1,019.55	6.22	5.57	1.10
Class Z	1,000.00	1,000.00	1,257.60	1,021.06	4.53	4.05	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/09 ($)
Class A	11.18
Class B	10.94
Class C	10.93
Class R	11.18
Class T	11.18
Class Z	11.18

Distributions declared per share

10/01/08 – 09/30/09 ($)
Class A	0.27
Class B	0.20
Class C	0.20
Class R	0.25
Class T	0.27
Class Z	0.30

For the 12-month period that ended September 30, 2009, the fund’s Class A shares returned negative 4.33% without sales charge. The fund’s benchmark, the Russell 1000 Index, returned negative 6.14% for the same period. The average return of the fund’s peer group, the Lipper Equity Income Funds Classification, was negative 6.42%. Although the fund’s dividend distribution declined by 13%, from $0.31 to $0.27, it fared better than the market overall. Many firms cut or eliminated their dividends, and the fund’s return on cash holdings fell to near zero. However, we believe that the fund’s dividend has the potential to stabilize and improve next year.

Signs that the recession was at an end became more convincing over the past few months. Investors responded energetically, moving assets from more secure investments into equities. Markets rose sharply from low points reached in March and continued to rise over the summer. Government programs and historically low interest rates fed waves of liquidity into the financial system, shoring up bank reserves and rebuilding confidence. Consumers, who make up the bulk of U.S. economic activity, gradually began to loosen their purse strings, offering hope that a recovery could be sustained.

The fund’s relative performance benefited early in the period because high-quality stocks with good dividends tend to be more resilient in falling markets. But during the subsequent rally, these better-quality issues lagged. Companies carrying Standard & Poor’s ratings of B+ and higher trailed those rated B and below.

Health care and energy led performance

Takeovers in the pharmaceutical sector drove health care results. Schering-Plough surged when it was announced that a major competitor would acquire the company, and Wyeth’s shares rose in response to Pfizer’s takeover bid. In energy, the fund’s focus on integrated oil companies buffered the portfolio when oil prices declined. We later used low valuations to add exploration and development companies EnCana and Murphy Oil and were rewarded when oil rebounded. Being underweight in the weak industrial sector also aided relative performance.

Financials and materials disappointed

The financial sector detracted from the fund’s relative performance. Insurers Principal Financial Group, Lincoln National and Hartford Group fell when a credit crisis slashed the values of their portfolios. All three securities were sold. However, mutual fund managers Eaton Vance and T. Rowe Price moved up with the recovering markets. In materials, Dow Chemical fell when Kuwait reneged on an agreement to purchase certain Dow assets; we eliminated the fund’s Dow holdings. Timely purchases of miner BHP Billiton, steelmaker Nucor and Allegheny Technologies, maker of specialty metals, helped offset declines elsewhere in the portfolio.

Looking ahead

We believe that the economy has the potential to continue improving. Furthermore, a huge pool of available capital may provide support for stock prices and liquidity for the economy over the next few quarters. Businesses are leaner and many, including autos and semiconductors, have slashed inventories, implying a need to expand production

6

Portfolio Managers’ Report (continued) – Columbia Dividend Income Fund as demand improves. Retail inventories are also very lean. Government stimulus packages will run out early next year, and it remains to be seen whether the economy can move ahead on its own steam. Also, several tax cuts are due to expire at the end of 2010, and calls for new taxes may forestall a meaningful recovery.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The market value of a portfolio security may not meet the manager’s future value assessment of such security, or may decline.

Dividend payments by an issuer are not guaranteed, and are paid only when declared by an issuer’s board of directors. The amount of a dividend payment, if any, can vary over time.

Sectors

as of 09/30/09 (%)
Financials	14.2
Consumer Staples	13.4
Health Care	11.0
Energy	10.9
Information Technology	10.8
Industrials	9.4
Consumer Discretionary	9.3
Telecommunications Services	6.2
Utilities	4.8
Materials	4.2

Holdings discussed in this report

as of 09/30/09 (%)
Schering-Plough	2.9
Pfizer	1.9
EnCana	0.9
Murphy Oil	0.5
Eaton Vance	0.7
T. Row Price	0.7
BHP Billiton	0.7
Nucor	0.7
Allegheny Technologies	0.6

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia Dividend Income Fund

September 30, 2009

Common Stocks – 90.7%

	Shares	Value ($)
Consumer Discretionary – 9.3%
Hotels, Restaurants & Leisure – 1.9%
McDonald’s Corp.	570,000	32,529,900

Hotels, Restaurants & Leisure Total		32,529,900

Media – 2.5%
McGraw-Hill Companies, Inc.	340,000	8,547,600
Meredith Corp.	469,000	14,041,860
Time Warner, Inc.	720,000	20,721,600

Media Total		43,311,060

Specialty Retail – 4.9%
Gap, Inc.	480,000	10,272,000
Home Depot, Inc.	860,000	22,910,400
Sherwin-Williams Co.	440,000	26,470,400
Staples, Inc.	400,000	9,288,000
TJX Companies, Inc.	360,000	13,374,000

Specialty Retail Total		82,314,800

Consumer Discretionary Total		158,155,760

Consumer Staples – 12.8%
Beverages – 2.1%
Coca-Cola Co.	155,000	8,323,500
Diageo PLC, ADR	320,000	19,676,800
PepsiCo, Inc.	120,000	7,039,200

Beverages Total		35,039,500

Food & Staples Retailing – 1.4%
Wal-Mart Stores, Inc.	480,000	23,563,200

Food & Staples Retailing Total		23,563,200

Food Products – 2.7%
General Mills, Inc.	160,000	10,300,800
H.J. Heinz Co.	480,000	19,080,000
J.M. Smucker Co.	140,000	7,421,400
Kraft Foods, Inc., Class A	320,000	8,406,400

Food Products Total		45,208,600

Household Products – 2.6%
Kimberly-Clark Corp.	340,000	20,053,200
Procter & Gamble Co.	410,000	23,747,200

Household Products Total		43,800,400

Personal Products – 0.6%
Avon Products, Inc.	320,000	10,867,200

Personal Products Total		10,867,200

Tobacco – 3.4%
Altria Group, Inc.	925,000	16,474,250
Philip Morris International, Inc.	845,000	41,185,300

Tobacco Total		57,659,550

Consumer Staples Total		216,138,450

	Shares	Value ($)
Energy – 10.9%
Energy Equipment & Services – 0.5%
Smith International, Inc.	300,000	8,610,000

Energy Equipment & Services Total		8,610,000

Oil, Gas & Consumable Fuels – 10.4%
Chevron Corp.	440,000	30,989,200
ConocoPhillips	285,000	12,870,600
EnCana Corp.	260,000	14,978,600
Exxon Mobil Corp.	720,000	49,399,200
Murphy Oil Corp.	155,000	8,923,350
Occidental Petroleum Corp.	230,000	18,032,000
Royal Dutch Shell PLC, ADR	720,000	41,176,800

Oil, Gas & Consumable Fuels Total		176,369,750

Energy Total		184,979,750

Financials – 14.2%
Capital Markets – 3.6%
Bank of New York Mellon Corp.	355,000	10,291,450
Eaton Vance Corp.	440,000	12,315,600
Federated Investors, Inc., Class B	340,000	8,965,800
Morgan Stanley	580,000	17,910,400
T. Rowe Price Group, Inc.	245,000	11,196,500

Capital Markets Total		60,679,750

Commercial Banks – 2.4%
PNC Financial Services Group, Inc.	280,000	13,605,200
U.S. Bancorp	680,000	14,864,800
Wells Fargo & Co.	450,000	12,681,000

Commercial Banks Total		41,151,000

Consumer Finance – 1.3%
American Express Co.	650,000	22,035,000

Consumer Finance Total		22,035,000

Diversified Financial Services – 2.8%
JPMorgan Chase & Co.	1,085,000	47,544,700

Diversified Financial Services Total		47,544,700

Insurance – 3.7%
Arthur J. Gallagher & Co.	610,000	14,865,700
Chubb Corp.	230,000	11,594,300
MetLife, Inc.	425,000	16,179,750
RenaissanceRe Holdings Ltd.	100,000	5,476,000
Unum Group	700,000	15,008,000

Insurance Total		63,123,750

Real Estate Investment Trusts (REITs) – 0.2%
Rayonier, Inc.	60,000	2,454,600

Real Estate Investment Trusts (REITs) Total		2,454,600

See Accompanying Notes to Financial Statements.

8

Columbia Dividend Income Fund

September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Thrifts & Mortgage Finance – 0.2%
People’s United Financial, Inc.	240,000	3,734,400

Thrifts & Mortgage Finance Total		3,734,400

Financials Total		240,723,200

Health Care – 8.1%
Pharmaceuticals – 8.1%
Abbott Laboratories	400,000	19,788,000
Bristol-Myers Squibb Co.	1,640,000	36,932,800
Johnson & Johnson	525,000	31,967,250
Merck & Co., Inc.	510,000	16,131,300
Pfizer, Inc.	1,900,000	31,445,000

Pharmaceuticals Total		136,264,350

Health Care Total		136,264,350

Industrials – 9.4%
Aerospace & Defense – 3.0%
Honeywell International, Inc.	480,000	17,832,000
Raytheon Co.	260,000	12,472,200
United Technologies Corp.	335,000	20,411,550

Aerospace & Defense Total		50,715,750

Commercial Services & Supplies – 1.0%
Waste Management, Inc.	580,000	17,295,600

Commercial Services & Supplies Total		17,295,600

Electrical Equipment – 0.8%
Emerson Electric Co.	320,000	12,825,600

Electrical Equipment Total		12,825,600

Industrial Conglomerates – 1.5%
General Electric Co.	1,560,000	25,615,200

Industrial Conglomerates Total		25,615,200

Machinery – 2.4%
Deere & Co.	310,000	13,305,200
Dover Corp.	377,000	14,612,520
Parker Hannifin Corp.	260,000	13,478,400

Machinery Total		41,396,120

Road & Rail – 0.7%
Norfolk Southern Corp.	280,000	12,070,800

Road & Rail Total		12,070,800

Industrials Total		159,919,070

Information Technology – 10.8%
Communications Equipment – 0.5%
Nokia Oyj, ADR	580,000	8,479,600

Communications Equipment Total		8,479,600

	Shares	Value ($)
Computers & Peripherals – 3.9%
Hewlett-Packard Co.	452,000	21,338,920
International Business Machines Corp.	370,000	44,255,700

Computers & Peripherals Total		65,594,620

IT Services – 1.0%
Automatic Data Processing, Inc.	435,000	17,095,500

IT Services Total		17,095,500

Office Electronics – 0.6%
Canon, Inc., ADR	270,000	10,797,300

Office Electronics Total		10,797,300

Semiconductors & Semiconductor Equipment – 2.3%
Intel Corp.	1,720,000	33,660,400
Linear Technology Corp.	190,000	5,249,700

Semiconductors & Semiconductor Equipment Total		38,910,100

Software – 2.5%
Microsoft Corp.	1,620,000	41,941,800

Software Total		41,941,800

Information Technology Total		182,818,920

Materials – 4.2%
Chemicals – 1.6%
E.I. Du Pont de Nemours & Co.	320,000	10,284,800
International Flavors & Fragrances, Inc.	270,000	10,241,100
RPM International, Inc.	395,000	7,303,550

Chemicals Total		27,829,450

Containers & Packaging – 0.6%
Sonoco Products Co.	345,000	9,501,300

Containers & Packaging Total		9,501,300

Metals & Mining – 2.0%
Allegheny Technologies, Inc.	300,000	10,497,000
BHP Billiton Ltd., ADR	180,000	11,881,800
Nucor Corp.	255,000	11,987,550

Metals & Mining Total		34,366,350

Materials Total		71,697,100

Telecommunication Services – 6.2%
Diversified Telecommunication Services – 6.2%
AT&T, Inc.	2,100,000	56,721,000
Verizon Communications, Inc.	1,400,000	42,378,000

See Accompanying Notes to Financial Statements.

9

Columbia Dividend Income Fund

September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Telecommunication Services (continued)
Windstream Corp.	565,000	5,723,450

Diversified Telecommunication Services Total		104,822,450

Telecommunication Services Total		104,822,450

Utilities – 4.8%
Electric Utilities – 2.5%
American Electric Power Co., Inc.	150,000	4,648,500
Entergy Corp.	80,000	6,388,800
Exelon Corp.	165,000	8,187,300
FirstEnergy Corp.	85,000	3,886,200
FPL Group, Inc.	160,000	8,836,800
PPL Corp.	340,000	10,315,600

Electric Utilities Total		42,263,200

Gas Utilities – 0.8%
National Fuel Gas Co.	288,000	13,193,280

Gas Utilities Total		13,193,280

Multi-Utilities – 1.5%
Dominion Resources, Inc.	140,000	4,830,000
PG&E Corp.	288,000	11,661,120
Public Service Enterprise Group, Inc.	300,000	9,432,000

Multi-Utilities Total		25,923,120

Utilities Total		81,379,600

Total Common Stocks (Cost of $1,428,343,251)		1,536,898,650

Convertible Preferred Stocks – 3.5%

Consumer Staples – 0.6%
Food Products – 0.6%
Archer-Daniels-Midland Co., 6.250%	250,000	9,975,000

Food Products Total		9,975,000

Consumer Staples Total		9,975,000

Health Care – 2.9%
Pharmaceuticals – 2.9%
Schering-Plough Corp., 6.000%	200,000	48,540,000

Pharmaceuticals Total		48,540,000

Health Care Total		48,540,000

Total Convertible Preferred Stocks (Cost of $46,408,245)		58,515,000

Investment Company – 2.2%

	Shares	Value ($)
SPDR Trust Series 1	360,000	38,001,600

Total Investment Company (Cost of $35,979,398)		38,001,600

Short-Term Obligation – 3.2%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/09, due on 10/01/09 at 0.010%, collateralized by a U.S. Treasury obligation maturing 01/31/14, market value $56,073,600 (repurchase proceeds $54,970,015)	54,970,000	54,970,000

Total Short-Term Obligation (Cost of $54,970,000)		54,970,000

Total Investments – 99.6% (Cost of $1,565,700,894) (a)		1,688,385,250

Other Assets & Liabilities, Net – 0.4%		6,672,245

Net Assets – 100.0%		1,695,057,495

Notes to Investment Portfolio:

(a)	Cost for federal income tax purposes is $1,565,988,522.

The following table summarizes the inputs used, as of September 30, 2009, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$158,155,760	$—	$—	$158,155,760
Consumer Staples	216,138,450	—	—	216,138,450
Energy	184,979,750	—	—	184,979,750
Financials	240,723,200	—	—	240,723,200
Health Care	136,264,350	—	—	136,264,350
Industrials	159,919,070	—	—	159,919,070
Information Technology	182,818,920	—	—	182,818,920
Materials	71,697,100	—	—	71,697,100
Telecommunication Services	104,822,450	—	—	104,822,450
Utilities	81,379,600	—	—	81,379,600

Total Common Stocks	1,536,898,650	—	—	1,536,898,650

See Accompanying Notes to Financial Statements.

10

Columbia Dividend Income Fund

September 30, 2009

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Convertible Preferred Stocks
Consumer Staples	$9,975,000	$—	$—	$9,975,000
Health Care	48,540,000	—	—	48,540,000

Total Convertible Preferred Stocks	58,515,000	—	—	58,515,000

Total Investment Company	38,001,600	—	—	38,001,600

Total Short-Term Obligation	—	54,970,000	—	54,970,000

Total Investments	$1,633,415,250	$54,970,000	$—	$1,688,385,250

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At September 30, 2009, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	14.2
Consumer Staples	13.4
Health Care	11.0
Energy	10.9
Information Technology	10.8
Industrials	9.4
Consumer Discretionary	9.3
Telecommunication Services	6.2
Utilities	4.8
Materials	4.2

94.2
Investment Company	2.2
Short-Term Obligations	3.2
Other Assets & Liabilities, Net	0.4

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Dividend Income Fund

September 30, 2009

		($)
Assets	Investments, at identified cost	1,565,700,894

	Investments, at value	1,688,385,250
	Cash	316
	Receivable for:
	Fund shares sold	6,500,590
	Dividends	4,509,665
	Interest	15
	Expense reimbursement due from investment advisor	112,464
	Trustees’ deferred compensation plan	89,021
	Prepaid expenses	10,025

	Total Assets	1,699,607,346

Liabilities	Payable for:
	Fund shares repurchased	3,007,862
	Distributions	32
	Investment advisory fee	878,228
	Administration fee	91,457
	Pricing and bookkeeping fees	11,895
	Transfer agent fee	180,299
	Trustees’ fees	2,577
	Custody fee	7,415
	Distribution and service fees	176,312
	Chief compliance officer expenses	276
	Trustees’ deferred compensation plan	89,021
	Other liabilities	104,477

	Total Liabilities	4,549,851

	Net Assets	1,695,057,495

Net Assets Consist of	Paid-in capital	1,785,888,141
	Undistributed net investment income	1,358,520
	Accumulated net realized loss	(214,873,522)
	Net unrealized appreciation on investments	122,684,356

	Net Assets	1,695,057,495

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities (continued) – Columbia Dividend Income Fund

September 30, 2009

Class A	Net assets	$483,916,146
	Shares outstanding	43,285,657
	Net asset value per share	$11.18	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($11.18/0.9425)	$11.86	(b)

Class B
	Net assets	$28,006,163
	Shares outstanding	2,560,617
	Net asset value and offering price per share	$10.94	(a)

Class C
	Net assets	$48,437,845
	Shares outstanding	4,431,662
	Net asset value and offering price per share	$10.93	(a)

Class R
	Net assets	$657,055
	Shares outstanding	58,751
	Net asset value, offering and redemption price per share	$11.18

Class T
	Net assets	$73,772,770
	Shares outstanding	6,597,716
	Net asset value per share	$11.18	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($11.18/0.9425)	$11.86	(b)

Class Z
	Net assets	$1,060,267,516
	Shares outstanding	94,803,580
	Net asset value, offering and redemption price per share	$11.18

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

13

Statement of Operations – Columbia Dividend Income Fund

For the Year Ended September 30, 2009

		($)
Investment Income	Dividends	49,522,327
	Interest	85,785
	Securities lending	15,644
	Foreign taxes withheld	(382,732)

	Total Investment Income	49,241,024

Expenses	Investment advisory fee	8,227,244
	Administration fee	836,788
	Distribution fee:
	Class B	192,252
	Class C	194,696
	Class R	689
	Service fee:
	Class A	810,948
	Class B	64,084
	Class C	64,929
	Shareholder services fee – Class T	179,754
	Pricing and bookkeeping fees	141,429
	Transfer agent fee	930,975
	Trustees’ fees	54,502
	Custody fee	41,125
	Chief compliance officer expenses	1,031
	Other expenses	549,578

	Total Expenses	12,290,024

	Fees waived or expenses reimbursed by investment advisor	(791,034)
	Expense reductions	(143)

	Net Expenses	11,498,847

	Net Investment Income	37,742,177

Net Realized and Unrealized Gain (Loss) on Investments	Net realized loss on investments	(97,509,148)
	Net change in unrealized appreciation (depreciation) on investments	103,911,886

	Net Gain	6,402,738

	Net Increase Resulting from Operations	44,144,915

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Columbia Dividend Income Fund

		Year Ended September 30,
Increase (Decrease) in Net Assets		2009 ($)	2008 ($)(a)
Operations	Net investment income	37,742,177	26,516,601
	Net realized loss on investments	(97,509,148)	(31,537,547)
	Net change in unrealized appreciation (depreciation) on investments	103,911,886	(226,151,392)

	Net increase (decrease) resulting from operations	44,144,915	(231,172,338)

Distributions to Shareholders	From net investment income:
	Class A	(9,328,760)	(7,344,786)
	Class B	(520,145)	(618,508)
	Class C	(572,360)	(239,863)
	Class R	(3,846)	(125)
	Class T	(1,630,665)	(1,886,431)
	Class Z	(25,318,495)	(16,590,521)
	From net realized gains:
	Class A	—	(3,801,052)
	Class B	—	(529,218)
	Class C	—	(204,324)
	Class R	—	(1,011,104)
	Class Z	—	(6,242,104)

	Total distributions to shareholders	(37,374,271)	(38,468,036)

	Net Capital Stock Transactions	621,633,779	195,920,032
	Increase from regulatory settlements	665,701	—

	Total increase (decrease) in net assets	629,070,124	(73,720,342)

Net Assets	Beginning of period	1,065,987,371	1,139,707,713
	End of period	1,695,057,495	1,065,987,371
	Undistributed net investment income at end of period	1,358,520	180,736

(a)	Class R shares commenced operations on March 28, 2008.

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets (continued) – Columbia Dividend Income Fund

	Capital Stock Activity
	Year Ended September 30, 2009		Year Ended September 30, 2008(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	27,895,461	276,099,772	3,040,373	41,888,249
Distributions reinvested	778,447	7,861,416	671,595	9,255,016
Redemptions	(8,547,450)	(85,291,578)	(4,675,333)	(64,381,794)

Net increase (decrease)	20,126,458	198,669,610	(963,365)	(13,238,529)

Class B
Subscriptions	1,129,813	10,598,969	236,708	3,185,642
Distributions reinvested	44,163	430,960	70,180	965,509
Redemptions	(1,277,029)	(12,135,167)	(1,165,286)	(15,738,910)

Net decrease	(103,053)	(1,105,238)	(858,398)	(11,587,759)

Class C
Subscriptions	3,828,234	36,845,519	244,503	3,295,088
Distributions reinvested	43,574	432,821	27,268	374,494
Redemptions	(515,925)	(5,019,427)	(568,860)	(7,771,162)

Net increase (decrease)	3,355,883	32,258,913	(297,089)	(4,101,580)

Class R
Subscriptions	57,996	584,229	761	10,178
Proceeds received in connection with merger	—	—	141	1,894
Distributions reinvested	346	3,834	10	125
Redemptions	(503)	(5,468)	—	—

Net increase	57,839	582,595	912	12,197

Class T
Subscriptions	1,258,177	12,683,562	60,101	834,348
Distributions reinvested	156,696	1,572,896	202,390	2,793,219
Redemptions	(830,271)	(8,164,564)	(823,169)	(11,391,329)

Net increase (decrease)	584,602	6,091,894	(560,678)	(7,763,762)

Class Z
Subscriptions	71,665,405	704,770,708	15,600,509	213,411,245
Proceeds received in connection with merger	—	—	12,606,624	168,957,597
Distributions reinvested	524,210	5,276,709	319,451	4,324,304
Redemptions	(33,309,318)	(324,911,412)	(11,343,303)	(154,093,681)

Net increase	38,880,297	385,136,005	17,183,281	232,599,465

(a)	Class R shares commenced operations on March 28, 2008.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.01	$15.35	$13.45	$12.01	$10.80

Income from Investment Operations:
Net investment income (a)	0.29	0.31	0.28	0.26	0.25
Net realized and unrealized gain (loss) on investments	(0.86)	(3.18)	2.02	1.45	1.16

Total from investment operations	(0.57)	(2.87)	2.30	1.71	1.41

Less Distributions to Shareholders:
From net investment income	(0.27)	(0.31)	(0.27)	(0.27)	(0.20)
From net realized gains	—	(0.16)	(0.13)	—	—

Total distributions to shareholders	(0.27)	(0.47)	(0.40)	(0.27)	(0.20)

Increase from Regulatory Settlements	0.01	—	—	—	—

Net Asset Value, End of Period	$11.18	$12.01	$15.35	$13.45	$12.01
Total return (b)(c)	(4.33)%	(19.06)%	17.31%	14.45%	13.10%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.05%	1.05%	1.05%	1.05%	1.05%
Waiver/Reimbursement	0.06%	0.06%	0.07%	0.12%	0.18%
Net investment income (d)	2.88%	2.24%	1.90%	2.19%	2.11%
Portfolio turnover rate	23%	16%	21%	52%	18%
Net assets, end of period (000s)	$483,916	$278,122	$370,358	$345,595	$27,534

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.75	$15.03	$13.17	$11.77	$10.59

Income from Investment Operations:
Net investment income (a)	0.21	0.20	0.16	0.16	0.16
Net realized and unrealized gain (loss) on investments	(0.82)	(3.11)	1.99	1.42	1.13

Total from investment operations	(0.61)	(2.91)	2.15	1.58	1.29

Less Distributions to Shareholders:
From net investment income	(0.20)	(0.21)	(0.16)	(0.18)	(0.11)
From net realized gains	—	(0.16)	(0.13)	—	—

Total distributions to shareholders	(0.20)	(0.37)	(0.29)	(0.18)	(0.11)

Increase from Regulatory Settlements	— (b)	—	—	—	—

Net Asset Value, End of Period	$10.94	$11.75	$15.03	$13.17	$11.77
Total return (c)(d)	(4.97)%	(19.71)%	16.49%	13.55%	12.23%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.80%	1.80%	1.80%	1.80%	1.80%
Waiver/Reimbursement	0.06%	0.06%	0.07%	0.12%	0.18%
Net investment income (e)	2.18%	1.48%	1.16%	1.30%	1.36%
Portfolio turnover rate	23%	16%	21%	52%	18%
Net assets, end of period (000s)	$28,006	$31,307	$52,937	$57,644	$17,359

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.74	$15.02	$13.17	$11.76	$10.58

Income from Investment Operations:
Net investment income (a)	0.20	0.20	0.16	0.16	0.16
Net realized and unrealized gain (loss) on investments	(0.82)	(3.11)	1.98	1.43	1.13

Total from investment operations	(0.62)	(2.91)	2.14	1.59	1.29

Less Distributions to Shareholders:
From net investment income	(0.20)	(0.21)	(0.16)	(0.18)	(0.11)
From net realized gains	—	(0.16)	(0.13)	—	—

Total distributions to shareholders	(0.20)	(0.37)	(0.29)	(0.18)	(0.11)

Increase from Regulatory Settlements	0.01	—	—	—	—

Net Asset Value, End of Period	$10.93	$11.74	$15.02	$13.17	$11.76
Total return (b)(c)	(4.98)%	(19.72)%	16.42%	13.64%	12.24%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.80%	1.80%	1.80%	1.80%	1.80%
Waiver/Reimbursement	0.06%	0.06%	0.07%	0.12%	0.18%
Net investment income (d)	2.08%	1.48%	1.14%	1.29%	1.36%
Portfolio turnover rate	23%	16%	21%	52%	18%
Net assets, end of period (000s)	$48,438	$12,635	$20,622	$12,950	$3,959

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

Class R Shares	Year Ended September 30, 2009	Period Ended September 30, 2008 (a)
Net Asset Value, Beginning of Period	$12.01	$13.39

Income from Investment Operations:
Net investment income (b)	0.28	0.14
Net realized and unrealized loss on investments	(0.86)	(1.38)

Total from investment operations	(0.58)	(1.24)

Less Distributions to Shareholders:
From net investment income	(0.25)	(0.14)

Increase from Regulatory Settlements	— (c)	—

Net Asset Value, End of Period	$11.18	$12.01
Total return (d)(e)	(4.57)%	(9.28	)%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.30%	1.30	%(h)
Waiver/Reimbursement	0.06%	0.06	%(h)
Net investment income (g)	2.59%	2.10	%(h)
Portfolio turnover rate	23%	16	%(f)
Net assets, end of period (000s)	$657	$11

(a)	Class R shares commenced operations on March 28, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class T Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.01	$15.35	$13.45	$12.01	$10.80

Income from Investment Operations:
Net investment income (a)	0.29	0.30	0.27	0.25	0.24
Net realized and unrealized gain (loss) on investments	(0.85)	(3.18)	2.02	1.46	1.16

Total from investment operations	(0.56)	(2.88)	2.29	1.71	1.40

Less Distributions to Shareholders:
From net investment income	(0.27)	(0.30)	(0.26)	(0.27)	(0.19)
From net realized gains	—	(0.16)	(0.13)	—	—

Total distributions to shareholders	(0.27)	(0.46)	(0.39)	(0.27)	(0.19)

Increase from Regulatory Settlements	— (b)	—	—	—	—

Net Asset Value, End of Period	$11.18	$12.01	$15.35	$13.45	$12.01
Total return (c)(d)	(4.38)%	(19.10)%	17.25%	14.39%	13.04%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.10%	1.10%	1.10%	1.10%	1.10%
Waiver/Reimbursement	0.06%	0.06%	0.07%	0.12%	0.18%
Net investment income (e)	2.87%	2.19%	1.85%	1.96%	2.06%
Portfolio turnover rate	23%	16%	21%	52%	18%
Net assets, end of period (000s)	$73,773	$72,213	$100,932	$96,651	$99,148

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.01	$15.36	$13.45	$12.01	$10.80

Income from Investment Operations:
Net investment income (a)	0.31	0.34	0.31	0.28	0.28
Net realized and unrealized gain (loss) on investments	(0.85)	(3.19)	2.04	1.47	1.16

Total from investment operations	(0.54)	(2.85)	2.35	1.75	1.44

Less Distributions to Shareholders:
From net investment income	(0.30)	(0.34)	(0.31)	(0.31)	(0.23)
From net realized gains	—	(0.16)	(0.13)	—	—

Total distributions to shareholders	(0.30)	(0.50)	(0.44)	(0.31)	(0.23)

Increase from Regulatory Settlements	0.01	—	—	—	—

Net Asset Value, End of Period	$11.18	$12.01	$15.36	$13.45	$12.01
Total return (b)(c)	(4.10)%	(18.90)%	17.67%	14.73%	13.38%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.80%	0.80%	0.80%	0.80%	0.80%
Waiver/Reimbursement	0.06%	0.06%	0.07%	0.12%	0.18%
Net investment income (d)	3.15%	2.51%	2.15%	2.27%	2.37%
Portfolio turnover rate	23%	16%	21%	52%	18%
Net assets, end of period (000s)	$1,060,268	$671,700	$594,859	$471,876	$358,125

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Notes to Financial Statements – Columbia Dividend Income Fund

September 30, 2009

Note 1. Organization

Columbia Dividend Income Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers six classes of shares: Class A, Class B, Class C, Class R, Class T and Class Z. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund, and exchanges by existing Class B shareholders of other Columbia Funds.

Class A and Class T shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through November 20, 2009, the date the financial statements were issued, and except as disclosed in Note 13, noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 — quoted prices in active markets for identical securities

23

Columbia Dividend Income Fund

September 30, 2009

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and

24

Columbia Dividend Income Fund

September 30, 2009

warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2009, permanent book and tax basis differences resulting primarily from differing treatments for proceeds from litigation settlements, expired capital loss carryforwards and adjustments on certain convertible preferred securities were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$809,878	$(44,593)	$(765,285)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 was as follows:

	September 30, 2009	September 30, 2008
Ordinary Income*	$37,374,271	$26,591,941
Long-Term Capital Gains	—	11,876,095

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$1,510,671	$—	$122,396,728

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at September 30, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$222,725,685
Unrealized depreciation	(100,328,957)
Net unrealized appreciation	$122,396,728

The following capital loss carryforwards, determined as of September 30, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2010	$74,425,965
2011	1,266,110
2013	990,327
2014	2,808,003
2017	65,052,409

Total	$144,542,814

Of the capital loss carryforwards attributable to the Fund, $79,490,405 ($74,425,965 of which expires on September 30, 2010, $1,266,110 of which expires on September 30, 2011, $990,327 of which expires on September 30, 2013, and $2,808,003 of which expires on September 30, 2014) was acquired from fund mergers. The availability of a portion of the remaining capital loss carryforwards acquired as part of a fund merger may be limited in a given year.

Capital loss carryforwards of $34,704 expired during the year ended September 30, 2009. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as

25

Columbia Dividend Income Fund

September 30, 2009

occurring on the first day of the following fiscal year. As of September 30, 2009, post-October capital losses of $70,043,080 attributed to security transactions were deferred to October 1, 2009.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
$1 billion to $1.5 billion	0.60%
$1.5 billion to $3 billion	0.55%
$3 billion to $6 billion	0.53%
Over $6 billion	0.51%

For the year ended September 30, 2009, the Fund’s effective investment advisory fee rate was 0.66% of the Fund’s average daily net assets.

BOA entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction (“Transaction”) includes a sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.067% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

26

Columbia Dividend Income Fund

September 30, 2009

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended September 30, 2009, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended September 30, 2009, the Distributor has retained net underwriting discounts of $124,635 and $930 on sales of the Fund’s Class A and Class T shares, respectively. For the same period, the Distributor received net CDSC fees of $687, $39,378 and $5,857 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which requires the payment of monthly distribution and service fees to the Distributor based on the average daily net assets of the applicable class of the Fund at the following annual rates:

Distribution Fee
Class A	Class B	Class C	Class R
0.10%	0.75%	0.75%	0.50%

Service Fee
Class A	Class B	Class C
0.25%	0.25%	0.25%

The Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), but limited such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year. For the year ended September 30, 2009, the distribution and service fees were 0.00% and 0.25%, respectively, of the Fund’s average daily net assets.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by service organizations. The Fund may pay shareholder services fees (which are included in other expenses) of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares for shareholder liaison services and up to 0.25% of the Fund’s average daily net assets attributable to Class T shares for administrative support services, provided, however, that the aggregate fee shall not exceed 0.30% of the Fund’s average daily net assets attributable to Class T shares. For the year ended September 30, 2009, the shareholder services fee was 0.30% of the Fund’s average daily net assets attributable to Class T shares.

27

Columbia Dividend Income Fund

September 30, 2009

Fee Waivers and Expense Reimbursements

Effective February 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.80% of the Fund’s average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time. Prior to February 1, 2009, Columbia reimbursed a portion of the Fund’s expenses at the same fee rate, on a contractual basis.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended September 30, 2009 were $11,520.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended September 30, 2009, these custody credits reduced total expenses by $143 for the Fund.

Note 6. Portfolio Information

For the year ended September 30, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $929,376,679 and $276,378,634, respectively.

Note 7. Regulatory Settlements

As of September 30, 2009, the Fund had received payments of $665,701 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street

28

Columbia Dividend Income Fund

September 30, 2009

charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended September 30, 2009, the Fund did not borrow under these arrangements.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 10. Shares of Beneficial Interest

As of September 30, 2009, 45.4% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion. On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund.

As of September 30, 2009, the Fund had one shareholder that held 9.1% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion. On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or

29

Columbia Dividend Income Fund

September 30, 2009

coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Note 12. Business Combinations and Mergers

Effective March 28, 2008, Equity Income Fund, a series of Excelsior Funds Trust, merged into Columbia Dividend Income Fund. Columbia Dividend Income Fund received a tax-free transfer of assets from Equity Income Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
12,606,765	$168,959,491	$15,594,333

[1]	Unrealized appreciation is included in the Net Assets Received.

Net Assets of Columbia Dividend Income Fund Prior to Combination	Net Assets of Equity Income Fund Immediately Prior to Combination	Net Assets of Columbia Dividend Income Fund Immediately After Combination
$1,020,836,297	$168,959,491	$1,189,795,788

Note 13. Subsequent Events

On October 15, 2009, the committed line of credit discussed in Note 8 was renewed on amended terms. Pursuant to the amended terms, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets. The annual operations agency fee of $20,000 was waived.

Effective November 1, 2009, the annual rate the Transfer Agent receives for the services discussed in Note 4 will change to $22.36 per open account.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Dividend Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Dividend Income Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2009

31

Federal Income Tax Information (Unaudited)

For non-corporate shareholders, 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended September 30, 2009 may represent qualified dividend income.

100.00% of the ordinary income distributed by the Fund, for the year ended September 30, 2009, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2010, of amounts for use in preparing 2009 income tax returns.

32

Fund Governance – Columbia Dividend Income Fund

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66, Mrs. Fields

Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66, None

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66, None

33

Fund Governance (continued) – Columbia Dividend Income Fund

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)

President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of

Faculties, Boston College from August 1999 to October 2005. Oversees 66, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 66, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66, None

34

Fund Governance (continued) – Columbia Dividend Income Fund

Interested Trustee

William E. Mayer[1] (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66,

Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

The Funds currently treat Mr. Mayer as an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

35

Fund Governance (continued) – Columbia Dividend Income Fund

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer–Columbia Funds, from June 2008 to January 2009; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)

Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August

2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

36

Fund Governance (continued) – Columbia Dividend Income Fund

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

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40

Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Dividend Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.
Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

41

One Financial Center

Boston, MA 02111-2621

Columbia Dividend Income Fund

Annual Report, September 30, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/24706-0909 (11/09) 09/94815

Annual Report

September 30, 2009

Columbia Liberty Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your fund’s performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multiyear lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets in the spring. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. In the third quarter, the S&P 500 Index1 was up 15.61%. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one’s assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you’ll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

On September 29, 2009, Bank of America Corporation entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 4 of the Notes to Financial Statements for additional information.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Past performance is no guarantee of future results.

Fund Profile – Columbia Liberty Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/09

+1.07% Class A shares (without sales charge)

–6.91% S&P 500 Index[2]

+10.56% Barclays Capital Aggregate Bond Index[3]

Summary

■	For the 12-month period that ended September 30, 2009, the fund’s Class A shares returned 1.07% without sales charge.

■	In a period of sharp turnaround in the financial markets, the fund’s return was slightly ahead of its peer group, the Lipper Mixed Asset Target Allocation Growth Funds Classification.[1]

■	A shift from a slight overweight in equities to a slight overweight in fixed income benefited performance versus the peer group.

Portfolio Management

Anwiti Bahuguna, PhD, has co-managed the fund since 2009 and has been associated with the advisor or its predecessors since 2002.

Colin Moore has co-managed the fund since 2008 and has been associated with the advisor or its predecessors since 2002.

Kent M. Peterson, PhD has co-managed the fund since 2009 and has been associated with the advisor or its predecessors since 2006.

Marie M. Schofield has co-managed the fund since 2009 and has been associated with the advisor or its predecessors since 1990.

[1]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

[2]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[3]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Economic Update – Columbia Liberty Fund

Summary

For the 12-month period that ended September 30, 2009

■

Domestic stocks lost ground, as measured by the S&P 500 Index, but cut their losses in a rebound that began half way through the period. International stocks moved higher, as measured by the MSCI EAFE Index.

S&P Index	MSCI Index

-6.91%	3.23%

■

As investors appeared to exhibit more tolerance for risk, the Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds rebounded strongly, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

10.56%	16.36%

During the 12-month period that began October 1, 2008 and ended September 30, 2009, the U.S. economy faced the worst financial crisis since the Great Depression, then steadied itself as steps taken by a new administration began to show results in the second half of the period. Economic growth, as measured by Gross Domestic Product (GDP), contracted by approximately 6% between October 2008 and March 2009. The lapse from growth resulted in the longest – and most severe – recession in nearly three decades. However, growth turned positive in the third quarter ended September 30, 2009. The initial estimate of third quarter GDP was 3.5%.

The labor market shed more than seven million jobs between 2008 and 2009, raising the unemployment rate to 9.8% and wiping out all of the jobs gained since the last recession. Manufacturing activity slowed through most of the period, but it turned up in July and August, as did consumer spending. The beleaguered housing market showed some signs of stabilizing. Pending home sales, a leading indicator of housing activity increased for eight straight months to end the period, buoyed by low interest rates and an $8,000 first-time homebuyer tax credit. Existing home sales rose, but gave back some of their strong gains late in the period. The inventory of unsold houses also fell sharply over the period. Late in 2008, consumer confidence, as measured by the Conference Board1, plummeted to its lowest point ever. However, it has since stabilized and turned higher near the end of the period.

Troubles that began in the U.S. subprime mortgage market resulted in a meltdown within the U.S. financial sector that claimed several major institutions in 2008 and led others to seek bailouts, restructuring or both. New rigorous lending standards severely limited access to credit, further hampering economic growth. In this environment, a new administration sought to stabilize the financial system, address economic woes and introduce sweeping health care reform. Stimulus spending began to flow into the economy, raising hopes that growth would be restored. In December 2008, the Federal Reserve Board (the Fed) lowered a key short-term borrowing rate — the federal funds rate — to between zero and 0.25% — a record low. In light of protracted economic weakness and virtually no inflation, the Fed made no further change to the federal funds rate during the period.

Stocks retreated, then rebounded

Against a weakening economic backdrop, the U.S. stock market lost 6.91% for the 12-month period, as measured by the S&P 500® Index.2 Losses affected the stocks of companies of all sizes and investment style categories, as measured by their respective Russell indices.3 Stock markets outside the U.S. were modestly to significantly higher. The MSCI EAFE Index,4 a broad gauge of stock market performance in foreign developed markets, gained 3.23% (in U.S. dollars) for the period. Emerging stock markets were also caught in the downdraft, but bounced back stronger than domestic or developed world markets in 2009. The MSCI Emerging Markets Index5 returned 19.07% (in U.S. dollars).

2

Economic Update (continued) – Columbia Liberty Fund

Bonds outperformed domestic stocks

As investors sought refuge from a volatile stock market, the highest-quality sectors of the U.S. bond market delivered solid gains. During the first half of the period, Treasury prices rose and yields declined sharply as the economy faltered and stock market volatility increased. As hopes for a recovery materialized in the second half of the period, yields rose and Treasuries lagged riskier segments of the bond market. The benchmark 10-year U.S. Treasury yield began the period at 3.8%, declined to 2.2% in December 2008, then rose to end the period at 3.3%. In this environment, the Barclays Capital Aggregate Bond Index6 returned 10.56%. High-yield bond prices fell sharply in 2008 as economic prospects weakened and default fears rose, then rebounded strongly in 2009. For the 12-month period, the JPMorgan Developed BB High Yield Index7 returned 16.36%.

Past performance is no guarantee of future results.

1	The Conference Board is a not-for-profit global independent membership organization. It conducts research, convenes conferences, makes forecasts, assesses trends and publishes information and analysis.

[2]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[3]

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[4]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

[5]

The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

[6]

The Barclays Capital Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[7]	The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Effective November 3, 2008, the Lehman Brothers indices were renamed the Barclays Capital indices.

3

Performance Information – Columbia Liberty Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.05
Class B	1.80
Class C	1.80
Class Z	0.81

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursement as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 10/01/99 – 09/30/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Liberty Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 10/01/99 – 09/30/09 ($)

Sales charge	without	with
Class A	11,972	11,283
Class B	11,099	11,099
Class C	11,089	11,089
Class Z	12,261	n/a

Average annual total return as of 09/30/09 (%)

Share class	A		B		C		Z
Inception	04/30/82		05/05/92		08/01/97		07/31/95
Sales charge	without	with	without	with	without	with	without
1-year	1.07	–4.74	0.32	–4.61	0.33	–0.66	1.35
5-year	3.21	2.00	2.41	2.08	2.42	2.42	3.45
10-year	1.82	1.21	1.05	1.05	1.04	1.04	2.06

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Liberty Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/09 – 09/30/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,236.50	1,019.20	6.56	5.92	1.17
Class B	1,000.00	1,000.00	1,232.99	1,015.44	10.75	9.70	1.92
Class C	1,000.00	1,000.00	1,231.58	1,015.44	10.74	9.70	1.92
Class Z	1,000.00	1,000.00	1,239.20	1,020.41	5.22	4.71	0.93

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Liberty Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/09 ($)
Class A	7.05
Class B	7.08
Class C	7.06
Class Z	7.59

Distributions declared per share

10/01/08 – 09/30/09 ($)
Class A	0.15
Class B	0.11
Class C	0.11
Class Z	0.17

For the 12-month period that ended September 30, 2009, the fund’s Class A shares returned 1.07% without sales charge. The fund’s equity benchmark, the S&P 500 Index1, returned negative 6.91% and the fund’s fixed-income benchmark, the Barclays Capital Aggregate Bond Index2 returned 10.56%. The fund outperformed its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds Classification, which averaged a return of 0.73%. Performance benefited from our decision to shift from a slight overweight in equities to a slight overweight in fixed income. In addition, the fund’s fixed-income holdings outperformed the Barclays index.

Stock and bond markets turned around

The investment market rout that began in the fall of 2008 continued into March 2009, driven by deteriorating global economic data, concerns over the strength of large financial company balance sheets, frozen credit markets, a weak housing market and rising unemployment. In March, stocks finally staged a sharp turnaround, buoyed by hopes that an economic recovery would be fueled by unprecedented fiscal and monetary stimulus. Bonds also rallied, benefiting from historically low interest rates and a growing sense of confidence among investors. Higher-risk sectors, including emerging-markets stocks and high-yield bonds, led the rebound, but investment-grade corporate bonds also did well. U.S. Treasuries ended the period behind most other bond sectors. Fixed-income returns for the period were quite strong, while equities — despite recouping a large part of their previous losses — still remained in negative territory.

Strength from corporate bond sector

During the period, we increased the fund’s allocation to fixed income, which worked well as bonds ended the period with much stronger returns than stocks. By period end, about 41% of the fund’s assets were in bonds, compared to 36% at the start of the period. We remained focused on investment-grade corporate bonds, whose prices climbed as the economic outlook improved and investors gained more confidence in issuer balance sheets.

Reduced stake in large-cap stocks

Over the period, we trimmed the fund’s stake in stocks to about 46% of assets at period end. Our focus was on large-cap stocks, which held up well relative to their smaller-cap counterparts. The fund’s holdings were equally divided between the value and growth disciplines. Within the large cap sector, growth stocks — which investors buy because of their strong potential for earnings growth — did much better than value stocks, which attract investors because their prices are cheap relative to their earnings. The fund’s position in large-cap growth stocks lost slightly more than its equity benchmark, the Russell 1000 Growth Index.3 However, the fund’s large-cap value holdings held up better than the Russell 1000 Value Index.4 Approximately 10% of assets were invested in overseas developed markets, which outperformed U.S. stocks with a small net gain for the year, as measured by the MSCI EAFE Index.5 However, the fund’s overseas holdings lagged the MSCI index and posted a modest loss for the 12-month period.

6

Portfolio Managers’ Report (continued) – Columbia Liberty Fund

Top 5 equity sectors

as of 09/30/09 (%)
Information Technology	10.6
Financials	8.9
Health Care	6.4
Energy	6.4
Industrials	6.3

Top 10 equity holdings

as of 09/30/09 (%)
JPMorgan Chase & Co.	1.3
Microsoft Corp.	0.9
Exxon Mobil Corp.	0.9
International Business Machines Corp.	0.9
Goldman Sachs Group, Inc.	0.9
Philip Morris, International	0.9
EMC Corp.	0.8
Apple, Inc.	0.8
United Technologies Corp.	0.8
Google, Inc.	0.7

Portfolio structure

as of 09/30/09 (%)
Common Stocks	55.8
Mortgage-Backed Securities	14.1
Corporate Fixed-Income Bonds & Notes	10.9
Government & Agency Obligations	6.2
Commercial Mortgage-Backed Securities	4.6
Collateralized Mortgage Obligations	2.2
Asset-Backed Securities	1.7
Convertible Preferred Stocks	0.3
Other	4.2

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Shift back toward equities

At period end, the debate continued as to how long the current market rally would last. What happens going forward will depend largely on the strength and sustainability of the economic recovery. While economic data has continued to improve, unemployment levels have remained elevated. With the possibility of rising interest rates, we decided late in the period to begin reducing fund’s fixed income holdings, particularly cash, and investing the proceeds in both large-cap U.S. and developed market overseas stocks.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[3]	The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[4]	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[5]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

7

Investment Portfolio – Columbia Liberty Fund

September 30, 2009

Common Stocks – 55.8%

	Shares	Value ($)
Consumer Discretionary – 5.9%
Auto Components – 0.2%
Bridgestone Corp.	47,600	847,653

Auto Components Total		847,653

Automobiles – 0.1%
Suzuki Motor Corp.	23,700	550,621

Automobiles Total		550,621

Distributors – 0.2%
Li & Fung Ltd.	152,000	619,977

Distributors Total		619,977

Hotels, Restaurants & Leisure – 1.7%
Carnival Corp. (a)	41,900	1,394,432
Carnival PLC	17,687	603,170
International Game Technology	35,461	761,702
Las Vegas Sands Corp. (a)	15,080	253,947
McDonald’s Corp.	10,406	593,871
Starbucks Corp. (a)	25,500	526,575
Starwood Hotels & Resorts Worldwide, Inc.	47,145	1,557,199
Yum! Brands, Inc.	13,280	448,333

Hotels, Restaurants & Leisure Total		6,139,229

Household Durables – 0.1%
D.R. Horton, Inc.	29,300	334,313

Household Durables Total		334,313

Internet & Catalog Retail – 0.3%
Amazon.com, Inc. (a)	7,900	737,544
Rakuten, Inc.	319	212,054

Internet & Catalog Retail Total		949,598

Media – 0.6%
Reed Elsevier NV	82,699	934,016
Viacom, Inc., Class B (a)	19,900	557,996
WPP PLC	63,940	549,596

Media Total		2,041,608

Multiline Retail – 1.5%
J.C. Penney Co., Inc.	67,800	2,288,250
Nordstrom, Inc.	63,530	1,940,206
Target Corp.	29,330	1,369,125

Multiline Retail Total		5,597,581

Specialty Retail – 1.0%
Best Buy Co., Inc.	12,540	470,501
GameStop Corp., Class A (a)	16,810	444,960
Lowe’s Companies, Inc.	112,750	2,360,985
Staples, Inc.	24,800	575,856

Specialty Retail Total		3,852,302

	Shares	Value ($)
Textiles, Apparel & Luxury Goods – 0.2%
Polo Ralph Lauren Corp.	7,430	569,287

Textiles, Apparel & Luxury Goods Total		569,287

Consumer Discretionary Total		21,502,169

Consumer Staples – 5.5%
Beverages – 1.2%
Carlsberg A/S, Class B	11,898	866,184
Coca-Cola Co.	11,700	628,290
Diageo PLC, ADR	17,826	1,096,121
Molson Coors Brewing Co., Class B	13,380	651,338
PepsiCo, Inc.	23,600	1,384,376

Beverages Total		4,626,309

Food & Staples Retailing – 0.8%
Costco Wholesale Corp.	9,450	533,547
CVS Caremark Corp.	15,620	558,259
Tesco PLC	115,756	740,689
Wal-Mart Stores, Inc.	20,600	1,011,254

Food & Staples Retailing Total		2,843,749

Food Products – 0.7%
Hershey Co.	10,520	408,807
J.M. Smucker Co.	22,000	1,166,220
Nestle SA, Registered Shares	22,260	949,607

Food Products Total		2,524,634

Household Products – 0.9%
Colgate-Palmolive Co.	10,230	780,345
Procter & Gamble Co.	41,910	2,427,427

Household Products Total		3,207,772

Personal Products – 0.7%
Avon Products, Inc.	51,593	1,752,098
Estee Lauder Companies, Inc., Class A	10,870	403,060
Mead Johnson Nutrition Co., Class A	12,450	561,619

Personal Products Total		2,716,777

Tobacco – 1.2%
Japan Tobacco, Inc.	357	1,215,687
Philip Morris International, Inc.	63,824	3,110,782

Tobacco Total		4,326,469

Consumer Staples Total		20,245,710

Energy – 6.4%
Energy Equipment & Services – 1.2%
Halliburton Co.	27,534	746,722
Nabors Industries Ltd. (a)	91,970	1,922,173

See Accompanying Notes to Financial Statements.

8

Columbia Liberty Fund

September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Energy (continued)
Energy Equipment & Services (continued)
Transocean Ltd. (a)	18,481	1,580,680

Energy Equipment & Services Total		4,249,575

Oil, Gas & Consumable Fuels – 5.2%
Alpha Natural Resources, Inc. (a)	30,250	1,061,775
Apache Corp.	24,450	2,245,244
BG Group PLC	56,220	978,417
Cairn Energy PLC (a)	14,821	660,995
Chevron Corp.	19,900	1,401,557
Devon Energy Corp.	11,430	769,582
EOG Resources, Inc.	15,800	1,319,458
Exxon Mobil Corp.	47,902	3,286,556
Hess Corp.	10,840	579,506
Marathon Oil Corp.	21,000	669,900
Newfield Exploration Co. (a)	22,100	940,576
Occidental Petroleum Corp.	28,000	2,195,200
Petroleo Brasileiro SA, ADR	22,534	1,034,311
Santos Ltd.	68,451	912,932
Williams Companies, Inc.	60,000	1,072,200

Oil, Gas & Consumable Fuels Total		19,128,209

Energy Total		23,377,784

Financials – 8.9%
Capital Markets – 1.8%
Bank of New York Mellon Corp.	34,600	1,003,054
Credit Suisse Group AG, Registered Shares	9,845	547,975
Goldman Sachs Group, Inc.	16,995	3,133,028
Morgan Stanley	65,870	2,034,066

Capital Markets Total		6,718,123

Commercial Banks – 3.0%
Banco Santander SA	31,823	514,126
BB&T Corp.	34,000	926,160
BNP Paribas	8,657	692,407
Fifth Third Bancorp.	62,600	634,138
Mitsubishi UFJ Financial Group, Inc.	153,300	820,044
National Bank of Greece SA (a)(b)	19,610	709,118
PNC Financial Services Group, Inc.	16,529	803,144
Raiffeisen International Bank Holding AG	30	1,958
Societe Generale	9,825	791,704
SunTrust Banks, Inc.	32,980	743,699
U.S. Bancorp	83,213	1,819,036
Wells Fargo & Co.	68,196	1,921,763
Zions Bancorporation	22,400	402,528

Commercial Banks Total		10,779,825

	Shares	Value ($)
Consumer Finance – 0.2%
American Express Co.	25,100	850,890

Consumer Finance Total		850,890

Diversified Financial Services – 1.3%
JPMorgan Chase & Co.	108,388	4,749,562

Diversified Financial Services Total		4,749,562

Insurance – 1.8%
ACE Ltd. (a)	17,299	924,805
Aon Corp.	15,300	622,557
Axis Capital Holdings Ltd.	29,700	896,346
Catlin Group Ltd.	58,230	327,014
Marsh & McLennan Companies, Inc.	23,600	583,628
Principal Financial Group, Inc.	13,100	358,809
Prudential Financial, Inc.	39,280	1,960,465
XL Capital Ltd., Class A	40,040	699,098

Insurance Total		6,372,722

Real Estate Investment Trusts (REITs) – 0.5%
Plum Creek Timber Co., Inc.	17,600	539,264
Rayonier, Inc.	14,800	605,468
Simon Property Group, Inc.	11,314	785,531

Real Estate Investment Trusts (REITs) Total		1,930,263

Thrifts & Mortgage Finance – 0.3%
Housing Development Finance Corp., Ltd.	18,709	1,068,198

Thrifts & Mortgage Finance Total		1,068,198

Financials Total		32,469,583

Health Care – 6.4%
Biotechnology – 1.1%
Amgen, Inc. (a)	23,740	1,429,860
Celgene Corp. (a)	11,800	659,620
CSL Ltd.	19,212	565,538
Gilead Sciences, Inc. (a)	18,300	852,414
Vertex Pharmaceuticals, Inc. (a)	13,100	496,490

Biotechnology Total		4,003,922

Health Care Equipment & Supplies – 0.9%
Baxter International, Inc.	24,340	1,387,624
Boston Scientific Corp. (a)	137,770	1,458,984
Hospira, Inc. (a)	5,670	252,882

Health Care Equipment & Supplies Total		3,099,490

Health Care Providers & Services – 0.7%
CIGNA Corp.	26,380	741,014
Medco Health Solutions, Inc. (a)	33,810	1,870,031

Health Care Providers & Services Total		2,611,045

See Accompanying Notes to Financial Statements.

9

Columbia Liberty Fund

September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Life Sciences Tools & Services – 1.4%
Covance, Inc. (a)	8,560	463,524
Life Technologies Corp. (a)	39,910	1,857,810
Qiagen N.V. (a)	49,096	1,042,250
Thermo Fisher Scientific, Inc. (a)	42,286	1,846,630

Life Sciences Tools & Services Total		5,210,214

Pharmaceuticals – 2.3%
Abbott Laboratories	25,670	1,269,895
Allergan, Inc.	15,790	896,240
Bristol-Myers Squibb Co.	47,100	1,060,692
Johnson & Johnson	24,920	1,517,379
Novartis AG, Registered Shares	20,438	1,025,997
Pfizer, Inc.	74,500	1,232,975
Roche Holding AG, Genusschein Shares	5,527	894,695
Schering-Plough Corp.	21,700	613,025

Pharmaceuticals Total		8,510,898

Health Care Total		23,435,569

Industrials – 6.3%
Aerospace & Defense – 1.7%
Goodrich Corp.	13,900	755,326
Honeywell International, Inc.	26,100	969,615
L-3 Communications Holdings, Inc.	7,450	598,384
Lockheed Martin Corp.	5,310	414,605
Precision Castparts Corp.	8,280	843,484
United Technologies Corp.	45,136	2,750,136

Aerospace & Defense Total		6,331,550

Air Freight & Logistics – 0.2%
FedEx Corp.	7,480	562,646

Air Freight & Logistics Total		562,646

Airlines – 0.2%
Ryanair Holdings PLC, ADR (a)	26,490	769,269

Airlines Total		769,269

Commercial Services & Supplies – 0.2%
Republic Services, Inc.	28,400	754,588

Commercial Services & Supplies Total		754,588

Construction & Engineering – 0.2%
KBR, Inc.	37,200	866,388

Construction & Engineering Total		866,388

Electrical Equipment – 0.6%
ABB Ltd., Registered Shares (a)	40,716	818,218
Dongfang Electrical Machinery Co., Ltd., Class H	115	573

	Shares	Value ($)
Vestas Wind Systems A/S (a)	16,189	1,176,008

Electrical Equipment Total		1,994,799

Industrial Conglomerates – 0.7%
General Electric Co.	82,255	1,350,627
Tyco International Ltd.	39,110	1,348,513

Industrial Conglomerates Total		2,699,140

Machinery – 1.4%
Dover Corp.	16,190	627,524
Eaton Corp.	8,200	464,038
Flowserve Corp.	7,580	746,933
GEA Group AG	23,725	495,030
Jain Irrigation Systems Ltd.	42,235	691,971
Navistar International Corp. (a)	12,367	462,773
PACCAR, Inc.	5,500	207,405
Parker Hannifin Corp.	7,520	389,837
Sandvik AB	54,925	607,889
SPX Corp.	8,550	523,859

Machinery Total		5,217,259

Professional Services – 0.3%
Manpower, Inc.	7,700	436,667
SGS SA, Registered Shares	369	497,061

Professional Services Total		933,728

Road & Rail – 0.3%
Con-way, Inc.	4,945	189,492
Norfolk Southern Corp.	13,010	560,861
Ryder System, Inc.	8,290	323,808

Road & Rail Total		1,074,161

Trading Companies & Distributors – 0.4%
Mitsui & Co., Ltd.	70,500	917,531
W.W. Grainger, Inc.	7,520	671,987

Trading Companies & Distributors Total		1,589,518

Transportation Infrastructure – 0.1%
Koninklijke Vopak NV (a)	7,519	488,864

Transportation Infrastructure Total		488,864

Industrials Total		23,281,910

Information Technology – 10.6%
Communications Equipment – 1.3%
Cisco Systems, Inc. (a)	94,135	2,215,938
CommScope, Inc. (a)	16,440	492,049
QUALCOMM, Inc.	37,250	1,675,505
Research In Motion Ltd.	6,400	432,320

Communications Equipment Total		4,815,812

Computers & Peripherals – 3.6%
Apple, Inc. (a)	15,510	2,875,089

See Accompanying Notes to Financial Statements.

10

Columbia Liberty Fund

September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Computers & Peripherals (continued)
Asustek Computer, Inc.	487,722	834,782
Compal Electronics, Inc.	649,000	752,595
Dell, Inc. (a)	44,620	680,901
EMC Corp. (a)	170,290	2,901,742
Hewlett-Packard Co.	41,900	1,978,099
International Business Machines Corp.	26,960	3,224,685

Computers & Peripherals Total		13,247,893

Electronic Equipment, Instruments & Components – 0.1%
Corning, Inc.	27,380	419,188

Electronic Equipment, Instruments & Components Total		419,188

Internet Software & Services – 1.3%
Akamai Technologies, Inc. (a)	22,230	437,487
Baidu, Inc., ADR (a)	1,086	424,680
eBay, Inc. (a)	26,360	622,360
Equinix, Inc. (a)	6,600	607,200
Google, Inc., Class A (a)	5,051	2,504,538

Internet Software & Services Total		4,596,265

IT Services – 0.1%
Visa, Inc., Class A	5,920	409,131

IT Services Total		409,131

Semiconductors & Semiconductor Equipment – 2.5%
Analog Devices, Inc.	24,340	671,297
ASML Holding NV	24,156	712,335
Broadcom Corp., Class A (a)	21,140	648,787
Cypress Semiconductor Corp. (a)	18,760	193,791
Intel Corp.	84,520	1,654,056
Intersil Corp., Class A	27,600	422,556
KLA-Tencor Corp.	24,700	885,742
Lam Research Corp. (a)	22,519	769,249
Maxim Integrated Products, Inc.	26,750	485,245
Teradyne, Inc. (a)	47,750	441,688
Texas Instruments, Inc.	67,450	1,597,890
Tokyo Electron Ltd.	11,000	695,295

Semiconductors & Semiconductor Equipment Total		9,177,931

Software – 1.7%
Activision Blizzard, Inc. (a)	35,853	444,219
Adobe Systems, Inc. (a)	13,560	448,022
Autonomy Corp. PLC (a)	25,149	656,215
BMC Software, Inc. (a)	16,200	607,986
Microsoft Corp.	126,875	3,284,794

	Shares	Value ($)
Oracle Corp.	30,720	640,205

Software Total		6,081,441

Information Technology Total		38,747,661

Materials – 2.8%
Chemicals – 0.9%
Celanese Corp., Series A	17,720	443,000
Monsanto Co.	11,900	921,060
Potash Corp. of Saskatchewan, Inc.	3,600	325,224
Shin-Etsu Chemical Co., Ltd.	11,100	678,456
Syngenta AG, Registered Shares	2,280	523,442
Umicore	47	1,409
Yara International ASA	14,318	450,032

Chemicals Total		3,342,623

Containers & Packaging – 0.3%
Crown Holdings, Inc. (a)	22,440	610,368
Owens-Illinois, Inc. (a)	13,010	480,069

Containers & Packaging Total		1,090,437

Metals & Mining – 1.3%
BHP Billiton Ltd.	21,438	708,429
Freeport-McMoRan Copper & Gold, Inc. (a)	8,720	598,279
Newcrest Mining Ltd.	25,718	723,046
Nucor Corp.	19,800	930,798
Steel Dynamics, Inc.	40,410	619,890
United States Steel Corp.	30,400	1,348,848

Metals & Mining Total		4,929,290

Paper & Forest Products – 0.3%
Weyerhaeuser Co.	24,800	908,920

Paper & Forest Products Total		908,920

Materials Total		10,271,270

Telecommunication Services – 1.3%
Diversified Telecommunication Services – 0.8%
AT&T, Inc.	66,715	1,801,972
China Unicom Ltd.	306,000	428,106
Verizon Communications, Inc.	22,402	678,109

Diversified Telecommunication Services Total		2,908,187

Wireless Telecommunication Services – 0.5%
American Tower Corp., Class A (a)	18,950	689,780
Millicom International Cellular SA (a)	3,819	277,794

See Accompanying Notes to Financial Statements.

11

Columbia Liberty Fund

September 30, 2009

Common Stocks (continued)

	Shares	Value ($)
Telecommunication Services (continued)
Wireless Telecommunication Services (continued)
Vodafone Group PLC	339,700	762,430

Wireless Telecommunication Services Total		1,730,004

Telecommunication Services Total		4,638,191

Utilities – 1.7%
Electric Utilities – 0.7%
American Electric Power Co., Inc.	24,700	765,453
Exelon Corp.	9,000	446,580
FPL Group, Inc.	21,200	1,170,876
Northeast Utilities	13,921	330,485

Electric Utilities Total		2,713,394

Independent Power Producers & Energy Traders – 0.5%
AES Corp. (a)	74,245	1,100,311
Iberdrola Renovables SA	107,425	529,027

Independent Power Producers & Energy Traders Total		1,629,338

Multi-Utilities – 0.4%
PG&E Corp.	25,348	1,026,340
Wisconsin Energy Corp.	11,000	496,870

Multi-Utilities Total		1,523,210

Water Utilities – 0.1%
Epure International Ltd.	892,000	357,582

Water Utilities Total		357,582

Utilities Total		6,223,524

Total Common Stocks (cost of $169,450,395)		204,193,371

Mortgage-Backed Securities – 14.1%
	Par ($)
Federal Home Loan Mortgage Corp.
4.500% 02/01/39	412,474	417,886
4.500% 04/01/39	794,719	805,067
5.000% 08/15/32	1,450,000	1,525,319
5.000% 05/15/33	1,400,000	1,475,018
5.000% 12/01/35	1,112,916	1,154,001
5.000% 06/01/36	1,089,086	1,127,760
5.000% 07/01/38	1,711,000	1,770,592
5.000% 11/01/38	2,412,707	2,496,740
5.000% 05/01/39	1,324,651	1,370,655
5.000% 08/01/39	1,372,665	1,420,337
5.500% 07/01/21	1,848,696	1,960,629
5.500% 12/01/37	4,159,455	4,359,845

	Par ($)	Value ($)
5.500% 01/01/39	958,292	1,004,405
6.500% 07/01/14	22,974	24,563
6.500% 12/01/14	22,646	24,212
6.500% 06/01/29	26,427	28,485
6.500% 01/01/30	68,178	73,486
6.500% 11/01/37	1,353,566	1,444,701
7.000% 11/01/29	42,769	47,034
7.000% 01/01/30	4,012	4,412
8.000% 07/01/20	18,584	20,069

Federal National Mortgage Association
5.000% 05/01/37	1,550,957	1,604,578
5.500% 05/01/36	2,084,708	2,186,446
5.500% 11/01/36	2,003,015	2,100,767
5.500% 02/01/37	670,933	703,152
5.500% 10/01/38	949,999	995,174
6.000% 11/01/35	313,284	332,101
6.000% 09/01/36	855,110	904,867
6.000% 06/01/38	2,263,222	2,390,895
6.000% 03/01/39	2,562,645	2,709,357
6.500% 04/01/11	62,853	65,800
6.500% 05/01/11	211,508	221,426
6.500% 11/01/25	3	3
6.500% 08/01/34	338,069	363,439
6.500% 11/01/36	1,445,596	1,548,429
6.500% 06/01/38	1,350,501	1,445,725
7.000% 08/15/23	121,793	133,999
7.000% 07/01/32	12,157	13,398
7.000% 01/01/37	75,052	82,084
7.000% 07/01/37	495,970	541,775
TBA:
5.000% 10/01/39 (c)	2,880,000	2,974,499
5.500% 10/01/39 (c)	2,820,000	2,949,545

Government National Mortgage Association
5.000% 08/15/39	1,373,471	1,424,418
5.500% 02/15/37	2,596,520	2,730,808
6.000% 12/15/37	709,540	750,671

Total Mortgage-Backed Securities (cost of $50,094,657)		51,728,572

Corporate Fixed-Income Bonds & Notes – 10.9%
Basic Materials – 0.3%
Chemicals – 0.1%
EI Du Pont de Nemours & Co.
5.000% 07/15/13	230,000	250,541

Chemicals Total		250,541

Iron/Steel – 0.1%
Nucor Corp.
5.850% 06/01/18	380,000	416,131

Iron/Steel Total		416,131

See Accompanying Notes to Financial Statements.

12

Columbia Liberty Fund

September 30, 2009

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Basic Materials (continued)
Metals & Mining – 0.1%
Vale Overseas Ltd.
6.250% 01/23/17	500,000	535,296

Metals & Mining Total		535,296

Basic Materials Total		1,201,968

Communications – 1.2%
Media – 0.3%
Comcast Corp.
7.050% 03/15/33	475,000	538,681

News America, Inc.
6.550% 03/15/33	495,000	506,632

Viacom, Inc.
6.125% 10/05/17	225,000	240,925

Media Total		1,286,238

Telecommunication Services – 0.9%
AT&T, Inc.
4.950% 01/15/13	650,000	693,030

British Telecommunications PLC
5.150% 01/15/13	400,000	416,722

Cellco Partnership/Verizon Wireless Capital LLC
5.550% 02/01/14 (b)(d)	625,000	675,426

New Cingular Wireless Services, Inc.
8.750% 03/01/31	315,000	417,268

Telefonica Emisiones SAU
5.984% 06/20/11	550,000	586,026

Vodafone Group PLC
5.750% 03/15/16	370,000	396,489

Telecommunication Services Total		3,184,961

Communications Total		4,471,199

Consumer Cyclical – 0.2%
Retail – 0.2%
CVS Caremark Corp.
6.125% 09/15/39	450,000	457,750

Wal-Mart Stores, Inc.
5.800% 02/15/18	350,000	393,151

Retail Total		850,901

Consumer Cyclical Total		850,901

	Par ($)	Value ($)
Consumer Non-cyclical – 0.7%
Beverages – 0.2%
Bottling Group LLC
6.950% 03/15/14	300,000	349,635

Miller Brewing Co.
5.500% 08/15/13 (b)(d)	441,000	466,065

Beverages Total		815,700

Food – 0.1%
Campbell Soup Co.
4.500% 02/15/19	205,000	210,349

ConAgra Foods, Inc.
6.750% 09/15/11	33,000	36,008

Food Total		246,357

Healthcare Services – 0.2%
Roche Holdings, Inc.
6.000% 03/01/19 (b)(d)	560,000	623,358

Healthcare Services Total		623,358

Pharmaceuticals – 0.2%
Express Scripts, Inc.
5.250% 06/15/12	385,000	408,693

Wyeth
5.500% 02/01/14	480,000	524,211

Pharmaceuticals Total		932,904

Consumer Non-cyclical Total		2,618,319

Energy – 1.1%
Oil & Gas – 0.5%
Canadian Natural Resources Ltd.
5.700% 05/15/17	400,000	425,088

Chevron Corp.
4.950% 03/03/19	400,000	426,956

Nexen, Inc.
5.875% 03/10/35	475,000	435,036

Talisman Energy, Inc.
6.250% 02/01/38	465,000	474,363

Oil & Gas Total		1,761,443

Oil & Gas Services – 0.2%
Halliburton Co.
5.900% 09/15/18	325,000	356,685

Weatherford International Ltd.
5.150% 03/15/13	340,000	357,133

Oil & Gas Services Total		713,818

See Accompanying Notes to Financial Statements.

13

Columbia Liberty Fund

September 30, 2009

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Energy (continued)
Pipelines – 0.4%
Enterprise Products Operating LLC
4.600% 08/01/12	350,000	362,654

Plains All American Pipeline LP/PAA Finance Corp.
6.650% 01/15/37	365,000	384,450

TransCanada Pipelines Ltd.
6.350% 05/15/67 (e)	640,000	560,730

Pipelines Total		1,307,834

Energy Total		3,783,095

Financials – 5.5%
Banks – 3.3%
ANZ National International Ltd.
6.200% 07/19/13 (b)(d)	650,000	711,245

Bank of New York Mellon Corp.
5.125% 08/27/13	650,000	702,619

Capital One Financial Corp.
5.500% 06/01/15	675,000	699,009

Citicorp Lease Pass-Through Trust
8.040% 12/15/19 (b)(d)	1,360,000	1,345,912

Citigroup Funding, Inc.
2.000% 03/30/12 (f)	1,500,000	1,516,437

Credit Suisse/New York NY
6.000% 02/15/18	700,000	732,869

Deutsche Bank AG London
4.875% 05/20/13	475,000	505,955

Goldman Sachs Group, Inc.
6.345% 02/15/34	515,000	472,966

HSBC Capital Funding LP
9.547% 12/31/49 (b)(d)(e)	765,000	772,650

JPMorgan Chase & Co.
6.000% 01/15/18	800,000	858,660

Keycorp
6.500% 05/14/13	520,000	532,310

Merrill Lynch & Co., Inc.
6.050% 08/15/12 (g)	725,000	773,203

Morgan Stanley
6.750% 04/15/11	310,000	330,545

Northern Trust Corp.
4.625% 05/01/14	605,000	643,750

	Par ($)	Value ($)
U.S. Bank N.A.
6.300% 02/04/14	650,000	727,654

Wachovia Corp.
4.875% 02/15/14	650,000	662,108

Banks Total		11,987,892

Commercial Banks – 0.2%
Barclays Bank PLC
6.750% 05/22/19	700,000	782,905

Commercial Banks Total		782,905

Diversified Financial Services – 0.9%
AGFC Capital Trust I
6.000% 01/15/67 (b)(d)(e)	725,000	290,000

Ameriprise Financial, Inc.
7.300% 06/28/19	435,000	479,532

General Electric Capital Corp.
2.250% 03/12/12 (f)	1,500,000	1,527,088
5.000% 01/08/16	755,000	757,727

Lehman Brothers Holdings, Inc.
5.750% 07/18/11 (h)(i)	750,000	133,125

Diversified Financial Services Total		3,187,472

Insurance – 0.8%
Chubb Corp.
5.750% 05/15/18	375,000	411,338

Lincoln National Corp.
8.750% 07/01/19	485,000	560,935

MetLife, Inc.
6.817% 08/15/18	515,000	573,196

Principal Life Income Funding Trusts
5.300% 04/24/13	500,000	512,943

Prudential Financial, Inc.
6.100% 06/15/17	485,000	487,140

UnitedHealth Group, Inc.
5.250% 03/15/11	376,000	390,786

Insurance Total		2,936,338

Real Estate Investment Trusts (REITs) – 0.3%
Duke Realty LP
7.375% 02/15/15	450,000	464,105

Health Care Property Investors, Inc.
6.450% 06/25/12	500,000	515,483

See Accompanying Notes to Financial Statements.

14

Columbia Liberty Fund

September 30, 2009

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Financials (continued)
Real Estate Investment Trusts (REITs) (continued)
Simon Property Group LP
5.750% 12/01/15	350,000	358,019

Real Estate Investment Trusts (REITs) Total		1,337,607

Financials Total		20,232,214

Industrials – 0.4%
Aerospace & Defense – 0.1%
United Technologies Corp.
5.375% 12/15/17	350,000	381,842

Aerospace & Defense Total		381,842

Miscellaneous Manufacturing – 0.1%
Tyco International Ltd./Tyco International Finance SA
7.000% 12/15/19	179,000	193,775

Miscellaneous Manufacturing Total		193,775

Transportation – 0.2%
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	390,000	436,926

Norfolk Southern Corp.
5.750% 04/01/18	450,000	489,489

Transportation Total		926,415

Industrials Total		1,502,032

Technology – 0.3%
Networking Products – 0.2%
Cisco Systems, Inc.
4.950% 02/15/19	525,000	551,870

Networking Products Total		551,870

Software – 0.1%
Oracle Corp.
6.500% 04/15/38	325,000	376,718

Software Total		376,718

Technology Total		928,588

Utilities – 1.2%
Electric – 0.9%
Commonwealth Edison Co.
5.950% 08/15/16	350,000	381,612

Consolidated Edison Co. of New York
5.850% 04/01/18	350,000	381,511

	Par ($)	Value ($)
Dominion Resources, Inc.
5.200% 08/15/19	460,000	477,626
Indiana Michigan Power Co.
5.650% 12/01/15	523,000	552,975

Pacific Gas & Electric Co.
5.800% 03/01/37	510,000	552,128

Progress Energy, Inc.
7.750% 03/01/31	325,000	406,808

Southern California Edison Co.
5.000% 01/15/14	450,000	483,613

Electric Total		3,236,273

Gas – 0.3%
Atmos Energy Corp.
6.350% 06/15/17	400,000	433,866

Sempra Energy
6.500% 06/01/16	450,000	497,449

Gas Total		931,315

Utilities Total		4,167,588

Total Corporate Fixed-Income Bonds & Notes (cost of $39,103,330)		39,755,904

Government & Agency Obligations – 6.2%
Foreign Government Obligations – 0.7%
Province of Ontario
5.450% 04/27/16	900,000	1,005,589

Province of Quebec
4.625% 05/14/18	760,000	792,083

United Mexican States
7.500% 04/08/33	575,000	682,812

Foreign Government Obligations Total		2,480,484

U.S. Government Agencies – 1.0%
Federal Home Loan Bank
5.500% 08/13/14	2,055,000	2,329,012

Federal Home Loan Mortgage Corp.
3.125% 10/25/10 (j)	95,000	97,573
5.500% 08/23/17	1,300,000	1,479,839

U.S. Government Agencies Total		3,906,424

U.S. Government Obligations – 4.5%
U.S. Treasury Bond
5.375% 02/15/31	7,781,000	9,244,801

U.S. Treasury Inflation Indexed Bond
3.500% 01/15/11	2,678,949	2,788,620

See Accompanying Notes to Financial Statements.

15

Columbia Liberty Fund

September 30, 2009

Government & Agency Obligations (continued)

	Par ($)	Value ($)
U.S. Government Obligations (continued)
U.S. Treasury Note
0.875% 04/30/11	4,420,000	4,432,084

U.S. Government Obligations Total		16,465,505

Total Government & Agency Obligations (cost of $21,643,276)		22,852,413

Commercial Mortgage-Backed Securities – 4.6%
Bear Stearns Commercial Mortgage Securities
5.6947% 09/11/38 (10/01/09) (e)(k)	1,500,000	1,516,774

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.366% 12/11/49 (10/01/09) (e)(k)	1,010,000	686,209

GE Capital Commercial Mortgage Corp.
4.819% 01/10/38	1,375,000	1,408,768

Greenwich Capital Commercial Funding Corp.
5.918% 07/10/38 (10/01/09) (e)(k)	1,500,000	1,372,349

JPMorgan Chase Commercial Mortgage Securities Corp.
4.780% 07/15/42	630,000	531,533
5.201% 08/12/37 (10/01/09) (e)(k)	750,000	780,784
5.440% 06/12/47	2,040,000	1,752,759
5.447% 06/12/47	1,023,000	917,695
5.525% 04/15/43 (10/01/09) (e)(k)	2,902,000	2,213,675

LB-UBS Commercial Mortgage Trust
6.510% 12/15/26	2,827,399	2,922,371

Morgan Stanley Capital I
5.385% 03/12/44 (10/01/09) (e)(k)	2,800,000	2,677,552

Total Commercial Mortgage-Backed Securities (cost of $17,503,343)		16,780,469

Collateralized Mortgage Obligations – 2.2%
Agency – 0.4%
Federal Home Loan Mortgage Corp.
4.500% 08/15/28	380,000	397,622

Federal National Mortgage Association
5.000% 12/25/15	952,573	968,144

Agency Total		1,365,766

	Par ($)	Value ($)
Non-Agency – 1.8%
Bear Stearns Adjustable Rate Mortgage Trust
5.426% 02/25/47 (10/01/09) (e)(k)	1,088,663	657,591

Countrywide Alternative Loan Trust
5.250% 03/25/35	1,354,795	1,078,332
5.250% 08/25/35	284,340	236,573
5.500% 10/25/35	983,941	742,776

JPMorgan Mortgage Trust
6.007% 10/25/36 (10/01/09) (e)(k)	1,711,819	1,402,434

Lehman Mortgage Trust
6.500% 01/25/38	1,541,332	1,107,833

Residential Asset Securitization Trust
4.500% 08/25/34	1,292,015	1,130,675

Washington Mutual Alternative Mortgage Pass-Through Certificates
5.500% 07/25/35	523,799	439,277

Non-Agency Total		6,795,491

Total Collateralized Mortgage Obligations (cost of $10,163,525)		8,161,257

Asset-Backed Securities – 1.7%
Citicorp Residential Mortgage Securities, Inc.
6.080% 06/25/37	1,050,000	961,924

Ford Credit Auto Owner Trust
5.470% 06/15/12	1,470,000	1,549,140

Franklin Auto Trust
5.360% 05/20/16	1,890,000	1,898,916

Green Tree Financial Corp.
6.870% 01/15/29	279,577	264,283

Harley-Davidson Motorcycle Trust
5.350% 03/15/13	1,434,375	1,480,965

Total Asset-Backed Securities (cost of $6,116,392)		6,155,228

Convertible Preferred Stocks – 0.3%
	Shares
Health Care – 0.1%
Pharmaceuticals – 0.1%
Schering-Plough Corp., 6.000%	1,800	436,860

Pharmaceuticals Total		436,860

Health Care Total		436,860

See Accompanying Notes to Financial Statements.

16

Columbia Liberty Fund

September 30, 2009

Convertible Preferred Stocks (continued)

	Shares	Value ($)
Materials – 0.2%
Metals & Mining – 0.2%
Freeport-McMoRan Copper & Gold, Inc., 6.750%	8,400	865,200

Metals & Mining Total		865,200

Materials Total		865,200

Total Convertible Preferred Stocks (cost of $804,658)		1,302,060

Rights – 0.0%
	Units
Financials – 0.0%
BNP Paribas Ltd. Expires 10/13/09	8,657	18,749

Financials Total		18,749

Total Rights (cost of $—)		18,749

Short-Term Obligation – 5.3%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/30/09, due 10/01/09, at 0.010%, collateralized by U.S. Government Agency obligations with various maturities to 01/22/18, market value $19,680,011 (repurchase proceeds $19,281,005)	19,281,000	19,281,000

Total Short-Term Obligation (cost of $19,281,000)		19,281,000

Total Investments – 101.1% (cost of $334,160,576) (l)		370,229,023

Other Assets & Liabilities, Net – (1.1)%		(4,192,230)

Net Assets – 100.0%		366,036,793

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At September 30, 2009, the value of these securities amounted to $5,593,774, which represents 1.5% of net assets.

Security	Acquisition Date	Par/Shares	Acquisition Cost	Market Value
AGFC Capital Trust I, 6.000%, 01/15/67	01/17/2007	$725,000	$723,238	$290,000
ANZ National International Ltd., 6.200%, 07/19/13	04/27/2009 - 05/19/2009	650,000	657,050	711,245
Citicorp Lease Pass-Through Trust, 8.040%, 12/15/19	01/06/2000 & 04/12/2001	1,360,000	1,371,414	1,345,912
HSBC Capital Funding LP, 9.547%, 12/31/49	01/02/2003	765,000	935,875	772,650
Miller Brewing Co., 5.500%, 08/15/13	06/09/2009	441,000	450,971	466,065
National Bank of Greece SA	07/05/06 - 02/26/09	19,610	622,109	709,118
Roche Holdings, Inc., 6.000%, 03/01/19	07/30/2009	560,000	609,022	623,358
Cellco Partnership/ Verizon Wireless Capital LLC, 5.550%, 02/01/14	01/30/2009	625,000	649,925	675,426

				$5,593,774

(c)	Security, or a portion thereof, purchased on a delayed delivery basis.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the value of these securities, which are not illiquid, amounted to $4,884,656, which represents 1.3% of net assets.

(e)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2009.

(f)	Security is guaranteed by the Federal Deposit Insurance Company.

(g)	Investments in affiliates during the twelve months ended September 30, 2009:

Security name: Merrill Lynch & Co., Inc., 6.050%, 08/15/12

Par as of 09/30/08:	$725,000
Par purchased:	$—
Par sold:	$—
Par as of 09/30/09:	$725,000
Net realized gain (loss):	$—
Interest income earned:	$43,863
Value at end of period:	$773,203

As of January 1, 2009, Merrill Lynch & Co., Inc. is a wholly owned subsidiary of Bank of America Corporation and an affiliate of Columbia Management.

(h)	The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. At September 30, 2009, the value of this security amounted to $133,125 which represents less than 0.1% of net assets.

(i)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of this security amounted to $133,125, which represents less than 0.1% of net assets.

(j)	All of this security with a market value of $97,573 is pledged as collateral for open futures contracts.

(k)	Parenthetical date represents the next reset date for the security.

(l)	Cost for federal income tax purposes is $337,401,198.

See Accompanying Notes to Financial Statements.

17

Columbia Liberty Fund

September 30, 2009

The following table summarizes the inputs used, as of September 30, 2009, 2009 in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobser- vable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$17,185,082	$4,317,087	$—	$21,502,169
Consumer Staples	16,473,543	3,772,167	—	20,245,710
Energy	20,825,440	2,552,344	—	23,377,784
Financials	26,997,039	5,472,544	—	32,469,583
Health Care	19,907,089	3,528,480	—	23,435,569
Industrials	17,588,765	5,693,145	—	23,281,910
Information Technology	35,096,439	3,651,222	—	38,747,661
Materials	7,186,456	3,084,814	—	10,271,270
Telecommunication Services	3,447,655	1,190,536	—	4,638,191
Utilities	5,336,915	886,609	—	6,223,524

Total Common Stocks	170,044,423	34,148,948	—	204,193,371

Mortgage-Backed Securities	5,924,044	45,804,528	—	51,728,572

Corporate Fixed-Income Bonds & Notes
Basic Materials	—	1,201,968	—	1,201,968
Communication	—	4,471,199	—	4,471,199
Consumer Cyclical	—	850,901	—	850,901
Consumer Non-Cyclical	—	2,618,319	—	2,618,319
Energy	—	3,783,095	—	3,783,095
Financials	—	20,232,214	—	20,232,214
Industrials	—	1,502,032	—	1,502,032
Technology	—	928,588	—	928,588
Utilities	—	4,167,588	—	4,167,588

Total Corporate Fixed-Income Bonds & Notes	—	39,755,904	—	39,755,904

Total Government & Agency Obligations	16,465,505	6,386,908	—	22,852,413

Total Commercial Mortgage-Backed Securities	—	16,780,469	—	16,780,469

Total Collateralized Mortgage Obligations	—	8,161,257	—	8,161,257

Total Asset-Backed Securities	—	6,155,228	—	6,155,228

Total Convertible Preferred Stock	1,302,060	—	—	1,302,060

Total Rights	—	18,749	—	18,749

Total Short- Term Obligation	—	19,281,000	—	19,281,000

Total Investments	193,736,032	176,492,991	—	370,229,023

Total Futures Contracts	38,618	—	—	38,618

Total	$193,774,650	$176,492,991	$—	$370,267,641

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At September 30, 2009, the Fund held the following open long futures contracts:

Equity Risk

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index Futures	33	$8,686,425	$8,647,807	Dec–09	$38,618

At September 30, 2009, cash of $1,415,000 was pledged as collateral for open futures contracts.

At September 30, 2009, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	55.8
Mortgage-Backed Securities	14.1
Corporate Fixed-Income Bonds & Notes	10.9
Government & Agency Obligations	6.2
Commercial Mortgage-Backed Securities	4.6
Collateralized Mortgage Obligations	2.2
Asset-Backed Securities	1.7
Convertible Preferred Stocks	0.3
Rights	0.0	*

	95.8
Short-Term Obligation	5.3
Other Assets & Liabilities, Net	(1.1)

	100.0

* Rounds to less than 0.1%

Acronym	Name
ADR	American Depositary Receipt
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

18

Statement of Assets and Liabilities – Columbia Liberty Fund

September 30, 2009

		($)
Assets	Unaffiliated investments, at identified cost	333,435,576
	Affiliated investments, at identified cost	725,000

	Total investments, at identified cost	334,160,576

	Unaffiliated investments, at value	369,455,820
	Affiliated investments, at value	773,203

	Total investments, at value	370,229,023

	Cash	16,723
	Cash collateral for open futures contracts	1,415,000
	Foreign currency (cost of $235,036)	236,300
	Receivable for:
	Investments sold	1,915,268
	Fund shares sold	96,659
	Dividends	224,985
	Interest	998,966
	Foreign tax reclaims	54,395
	Trustees’ deferred compensation plan	84,049
	Other assets	10,972

	Total Assets	375,282,340

Liabilities	Payable for:
	Investments purchased	2,354,325
	Investments purchased on a delayed delivery basis	5,903,073
	Fund shares repurchased	335,381
	Futures variation margin	15,675
	Foreign capital gains tax withheld	70,593
	Investment advisory fee	164,497
	Pricing and bookkeeping fees	11,889
	Transfer agent fee	94,730
	Trustees’ fees	833
	Audit fee	50,675
	Custody fee	24,000
	Distribution and service fees	82,210
	Chief compliance officer expenses	176
	Trustees’ deferred compensation plan	84,049
	Other liabilities	53,441

	Total Liabilities	9,245,547

	Net Assets	366,036,793

Net Assets Consist of	Paid-in capital	411,078,483
	Undistributed net investment income	376,153
	Accumulated net realized loss	(81,459,452)
	Net unrealized appreciation (depreciation) on:
	Investments	36,068,447
	Foreign currency translations	5,137
	Futures contracts	38,618
	Foreign capital gains tax	(70,593)

	Net Assets	366,036,793

See Accompanying Notes to Financial Statements.

19

Statement of Assets and Liabilities (continued) – Columbia Liberty Fund

September 30, 2009

Class A	Net assets	$348,921,545
	Shares outstanding	49,485,664
	Net asset value per share	$7.05	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($7.05/0.9425)	$7.48	(b)

Class B	Net assets	$11,965,433
	Shares outstanding	1,689,119
	Net asset value and offering price per share	$7.08	(a)

Class C	Net assets	$4,247,196
	Shares outstanding	601,254
	Net asset value and offering price per share	$7.06	(a)

Class Z	Net assets	$902,619
	Shares outstanding	118,917
	Net asset value, offering and redemption price per share	$7.59

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

20

Statement of Operations – Columbia Liberty Fund

For the Year Ended September 30, 2009

		($)
Investment Income	Dividends	4,626,044
	Interest	7,399,011
	Interest from affiliates	43,863
	Securities lending	40
	Foreign taxes withheld	(87,380)

	Total Investment Income	11,981,578

Expenses	Investment advisory fee	1,869,229
	Distribution fee:
	Class B	111,573
	Class C	27,289
	Service fee:
	Class A	772,410
	Class B	35,911
	Class C	8,750
	Pricing and bookkeeping fees	114,555
	Transfer agent fee	660,040
	Trustees’ fees	32,502
	Custody fee	146,319
	Chief compliance officer expenses	689
	Other expenses	309,925

	Total Expenses	4,089,192
	Expense reductions	(210)

	Net Expenses	4,088,982

	Net Investment Income	7,892,596

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions	Net realized gain (loss) on:
	Investments	(65,032,936)
	Net realized loss on violation of investment restriction (See Note 11)	(7,944)
	Foreign currency transactions	(57,022)
	Futures contracts	(951,729)
	Reimbursement of realized loss on violation of investment restriction (See Note 11)	7,944

	Net realized loss	(66,041,687)

	Net change in unrealized appreciation (depreciation) on:
	Investments	53,330,019
	Foreign currency translations	12,894
	Futures contracts	339,470
	Foreign capital gains tax	(70,593)

	Net change in unrealized appreciation (depreciation)	53,611,790

	Net Loss	(12,429,897)

	Net Decrease Resulting from Operations	(4,537,301)

See Accompanying Notes to Financial Statements.

21

Statement of Changes in Net Assets – Columbia Liberty Fund

		Year Ended September 30,
Increase (Decrease) in Net Assets		2009 ($)	2008 ($)
Operations	Net investment income	7,892,596	10,945,918
	Net realized loss on investments, foreign currency transactions, futures contracts and written options	(66,041,687)	(7,821,536)
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	53,611,790	(87,478,094)

	Net decrease resulting from operations	(4,537,301)	(84,353,712)

Distributions to Shareholders	From net investment income:
	Class A	(7,937,444)	(11,104,201)
	Class B	(263,578)	(319,877)
	Class C	(62,787)	(50,399)
	Class Z	(19,444)	(23,222)
	From net realized gains:
	Class A	—	(50,512,404)
	Class B	—	(4,495,161)
	Class C	—	(525,979)
	Class Z	—	(76,984)

	Total distributions to shareholders	(8,283,253)	(67,108,227)

	Net Capital Stock Transactions	(44,655,167)	(14,970,215)

	Total decrease in net assets	(57,475,721)	(166,432,154)

Net Assets
	Beginning of period	423,512,514	589,944,668
	End of period	366,036,793	423,512,514
	Undistributed net investment income at end of period	376,153	301,747

See Accompanying Notes to Financial Statements.

22

Statement of Changes in Net Assets (continued)– Columbia Liberty Fund

	Capital Stock Activity
	Year Ended September 30, 2009		Year Ended September 30, 2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,615,185	9,816,547	2,207,022	18,516,910
Distributions reinvested	1,176,047	7,279,444	6,558,485	56,303,542
Redemptions	(8,541,579)	(52,173,187)	(8,818,413)	(73,218,546)

Net increase (decrease)	(5,750,347)	(35,077,196)	(52,906)	1,601,906

Class B
Subscriptions	82,928	496,044	111,331	919,752
Distributions reinvested	41,084	251,924	532,903	4,631,736
Redemptions	(1,730,218)	(10,553,453)	(2,674,631)	(22,456,168)

Net decrease	(1,606,206)	(9,805,485)	(2,030,397)	(16,904,680)

Class C
Subscriptions	121,898	763,588	82,775	692,833
Distributions reinvested	9,606	59,444	63,240	546,221
Redemptions	(104,380)	(644,439)	(139,553)	(1,145,539)

Net increase	27,124	178,593	6,462	93,515

Class Z
Subscriptions	23,681	151,192	21,569	191,142
Distributions reinvested	2,750	18,379	10,734	98,502
Redemptions	(17,473)	(120,650)	(5,649)	(50,600)

Net increase	8,958	48,921	26,654	239,044

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class A Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$7.15		$9.63		$8.79		$8.36		$7.68

Income from Investment Operations:
Net investment income (a)	0.15		0.18		0.19		0.18		0.15
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	(0.10)		(1.53)		1.12		0.44		0.70

Total from investment operations	0.05		(1.35)		1.31		0.62		0.85

Less Distributions to Shareholders:
From net investment income	(0.15)		(0.20)		(0.21)		(0.19)		(0.17)
From net realized gains	—		(0.93)		(0.26)		—		—

Total distributions to shareholders	(0.15)		(1.13)		(0.47)		(0.19)		(0.17)

Net Asset Value, End of Period	$7.05		$7.15		$9.63		$8.79		$8.36
Total return (b)	1.07	%(h)	(15.83)%		15.29%		7.47	%(c)(d)	11.12	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.16	%(e)	1.03	%(f)	1.04	%(e)	1.03	%(e)	1.13	%(e)
Interest expense	—		—	%(g)	—		—		—
Net expenses	1.16	%(e)	1.03	%(f)	1.04	%(e)	1.03	%(e)	1.13	%(e)
Waiver/Reimbursement	—		—		—		0.01%		0.01%
Net investment income	2.36	%(e)	2.18	%(f)	2.06	%(e)	2.07	%(e)	1.88	%(e)
Portfolio turnover rate	105%		88%		106%		98%		83%
Net assets, end of period (000s)	$348,922		$394,884		$532,413		$514,826		$545,773

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The benefits derived from expense reductions had an impact of 0.01%.

(g)	Rounds to less than 0.01%.

(h)	Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on total return.

See Accompanying Notes to Financial Statements.

24

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class B Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$7.18		$9.62		$8.78		$8.36		$7.68

Income from Investment Operations:
Net investment income (a)	0.10		0.12		0.12		0.11		0.09
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	(0.09)		(1.54)		1.12		0.43		0.70

Total from investment operations	0.01		(1.42)		1.24		0.54		0.79

Less Distributions to Shareholders:
From net investment income	(0.11)		(0.09)		(0.14)		(0.12)		(0.11)
From net realized gains	—		(0.93)		(0.26)		—		—

Total distributions to shareholders	(0.11)		(1.02)		(0.40)		(0.12)		(0.11)

Net Asset Value, End of Period	$7.08		$7.18		$9.62		$8.78		$8.36
Total return (b)	0.32	%(h)	(16.51)%		14.46%		6.55	%(c)(d)	10.30	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.91	%(e)	1.78	%(f)	1.79	%(e)	1.78	%(e)	1.88	%(e)
Interest expense	—		—	%(g)	—		—		—
Net expenses	1.91	%(e)	1.78	%(f)	1.79	%(e)	1.78	%(e)	1.88	%(e)
Waiver/Reimbursement	—		—		—		0.01%		0.01%
Net investment income	1.67	%(e)	1.39	%(f)	1.28	%(e)	1.31	%(e)	1.14	%(e)
Portfolio turnover rate	105%		88%		106%		98%		83%
Net assets, end of period (000s)	$11,965		$23,672		$51,229		$85,766		$130,724

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The benefits derived from expense reductions had an impact of 0.01%.

(g)	Rounds to less than 0.01%.

(h)	Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on total return.

See Accompanying Notes to Financial Statements.

25

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class C Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$7.16		$9.59		$8.76		$8.34		$7.66

Income from Investment Operations:
Net investment income (a)	0.10		0.12		0.12		0.11		0.09
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	(0.09)		(1.53)		1.11		0.43		0.70

Total from investment operations	0.01		(1.41)		1.23		0.54		0.79

Less Distributions to Shareholders:
From net investment income	(0.11)		(0.09)		(0.14)		(0.12)		(0.11)
From net realized gains	—		(0.93)		(0.26)		—		—

Total distributions to shareholders	(0.11)		(1.02)		(0.40)		(0.12)		(0.11)

Net Asset Value, End of Period	$7.06		$7.16		$9.59		$8.76		$8.34
Total return (b)	0.33	%(h)	(16.46)%		14.38%		6.56	%(c)(d)	10.33	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.91	%(e)	1.78	%(f)	1.79	%(e)	1.78	%(e)	1.88	%(e)
Interest expense	—		—	%(g)	—		—		—
Net expenses	1.91	%(e)	1.78	%(f)	1.79	%(e)	1.78	%(e)	1.88	%(e)
Waiver/Reimbursement	—		—		—		0.01%		0.01%
Net investment income	1.60	%(e)	1.43	%(f)	1.31	%(e)	1.31	%(e)	1.13	%(e)
Portfolio turnover rate	105%		88%		106%		98%		83%
Net assets, end of period (000s)	$4,247		$4,112		$5,447		$5,076		$5,478

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The benefits derived from expense reductions had an impact of 0.01%.

(g)	Rounds to less than 0.01%.

(h)	Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on total return.

See Accompanying Notes to Financial Statements.

26

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,
Class Z Shares	2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$7.68		$10.28		$9.34		$8.88		$8.15

Income from Investment Operations:
Net investment income (a)	0.17		0.22		0.22		0.21		0.18
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts, foreign capital gains tax and written options	(0.09)		(1.65)		1.21		0.46		0.74

Total from investment operations	0.08		(1.43)		1.43		0.67		0.92

Less Distributions to Shareholders:
From net investment income	(0.17)		(0.24)		(0.23)		(0.21)		(0.19)
From net realized gains	—		(0.93)		(0.26)		—		—

Total distributions to shareholders	(0.17)		(1.17)		(0.49)		(0.21)		(0.19)

Net Asset Value, End of Period	$7.59		$7.68		$10.28		$9.34		$8.88
Total return (b)	1.35	%(h)	(15.67)%		15.72%		7.60	%(c)(d)	11.33	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.92	%(e)	0.79	%(f)	0.80	%(e)	0.79	%(e)	0.90	%(e)
Interest expense	—		—	%(g)	—		—		—
Net expenses	0.92	%(e)	0.79	%(f)	0.80	%(e)	0.79	%(e)	0.90	%(e)
Waiver/Reimbursement	—		—		—		0.01%		0.01%
Net investment income	2.58	%(e)	2.44	%(f)	2.29	%(e)	2.34	%(e)	2.11	%(e)
Portfolio turnover rate	105%		88%		106%		98%		83%
Net assets, end of period (000s)	$903		$845		$856		$1,175		$700

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested.

(c)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	The benefits derived from expense reductions had an impact of 0.01%.

(g)	Rounds to less than 0.01%.

(h)	Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. This reimbursement had an impact of less than 0.01% on total return.

See Accompanying Notes to Financial Statements.

27

Notes to Financial Statements – Columbia Liberty Fund

September 30, 2009

Note 1. Organization

Columbia Liberty Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income and long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments in Class B shares from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund, and exchanges by existing Class B shareholders of other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through November 20, 2009, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures except as disclosed in Note 13.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

28

Columbia Liberty Fund

September 30, 2009

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Management is required to provide disclosures regarding the Fund’s derivative instruments and hedging activities, by providing qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of

29

Columbia Liberty Fund

September 30, 2009

the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (“TIPS”). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statement of Operations.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

30

Columbia Liberty Fund

September 30, 2009

Distributions to Shareholders

Distributions from net investment income are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2009, permanent book and tax basis differences resulting primarily from differing treatments for paydown reclassifications, Treasury inflation protected securities (TIPS), Section 988 currency gain/loss, market discount reclassifications and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$465,063	$(465,060)	$(3)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 was as follows:

	September 30, 2009	September 30, 2008
Distributions paid from:
Ordinary Income*	$8,283,253	$30,729,193
Long-Term Capital Gains	—	36,379,034

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
$553,078	$—	$32,827,825

*	The differences between book-basis and tax-basis net unrealized appreciation (depreciation) are primarily due to deferral of losses from wash sales and discount accretion/premium amortization adjustments.

Unrealized appreciation and depreciation at September 30, 2009, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates were:

Unrealized appreciation	$42,456,915
Unrealized depreciation	(9,629,090)
Net unrealized appreciation (depreciation)	$32,827,825

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2017	$25,018,329

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of September 30, 2009, post-October capital losses of $53,219,110 attributed to security transactions were deferred to October 1, 2009.

31

Columbia Liberty Fund

September 30, 2009

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory, administrative and other services to the Fund.

In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.55%
$1 billion to $1.5 billion	0.50%
Over $1.5 billion	0.45%

For the year ended September 30, 2009, the Fund’s effective investment advisory fee rate was 0.55% of the Fund’s average daily net assets.

BOA entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction (“Transaction”) includes a sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Sub-Advisory Fee

Nordea Investment Management North America, Inc. (“NIMNAI”) has been retained by Columbia to serve as the investment sub-advisor and to manage a portion of the Fund’s assets. As the sub-advisor, and subject to the oversight of Columbia and the Fund’s Board of Trustees, NIMNAI is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for foreign stocks of the Fund. Columbia, from the investment advisory fee it receives, pays NIMNAI a monthly sub-advisory fee.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

32

Columbia Liberty Fund

September 30, 2009

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended September 30, 2009, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended September 30, 2009, the Distributor has retained net underwriting discounts of $9,346 on sales of the Fund’s Class A shares and received net CDSC fees of $141, $15,401 and $336 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) for Class A, Class B and Class C shares, which require the payment of a monthly service fee to the Distributor. The annual service fee portion of the Plans may equal up to 0.15% of the net assets attributable to shares issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% annual rates. For the year ended September 30, 2009, the Class A, Class B and Class C shares’ effective service fee rate was 0.24%.

The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers and Expense Reimbursements

Effective January 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.95% of the Fund’s average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

33

Columbia Liberty Fund

September 30, 2009

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Fund used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended September 30, 2009 were $2,550.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended September 30, 2009, these custody credits reduced total expenses by $210 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivative instruments including futures contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on analysis of various risk factors, and if the strategies for use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity Risk: Equity risk relates to changes in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities will decline in value because of an increase in general interest rates and their value will increase because of a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following note provides more detailed information about each derivative type held by the Fund:

Futures Contracts — The Fund entered into U.S. Treasury Note futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and equity index futures contracts to equitize cash in order to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia. Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Fund’s Statement of Assets and Liabilities.

The following table is a summary of the value of the Fund’s derivative instruments as of September 30, 2009.

Fair Value of Derivative Instruments
Asset derivatives		Liability derivatives
Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value*
—	—	Futures Variation Margin	$15,675

*	Includes only current day’s variation margin.

34

Columbia Liberty Fund

September 30, 2009

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2009.

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Interest Rate and Equity Risks	$(951,729)	$339,470

Note 7. Portfolio Information

For the year ended September 30, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $347,495,133 and $384,028,232, respectively, of which $64,702,391 and $70,785,777, respectively, were U.S. Government securities.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended September 30, 2009, the Fund did not borrow under these arrangements.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 10. Shares of Beneficial Interest

As of September 30, 2009, 15.5% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion. On that date, no other shareholder owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

35

Columbia Liberty Fund

September 30, 2009

Note 11. Other

During the year ended September 30, 2009, the Fund purchased shares of Ryanair in violation of European Union investment restrictions and experienced a realized loss of $7,944. The Sub-Advisor of the Fund will reimburse the Fund for the loss.

Note 12. Significant Risks and Contingencies

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Funds to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On

36

Columbia Liberty Fund

September 30, 2009

September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Note 13. Subsequent Events

On October 15, 2009, the committed line of credit discussed in Note 8 was renewed on amended terms. Pursuant to the amended terms, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets. The annual operations agency fee of $20,000 was waived.

Effective November 1, 2009, the annual rate the Transfer Agent receives for the services discussed in Note 4 will change to $22.36 per open account.

37

Report of Independent Registered Public Accounting Firm

To the Trustees of the Columbia Funds Series Trust I and the Shareholders of Columbia Liberty Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Liberty Fund (the “Fund”) (a series of Columbia Funds Series Trust I), at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2009

38

Federal Income Tax Information (Unaudited) – Columbia Liberty Fund

For non-corporate shareholders, 50.99%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended September 30, 2009 may represent qualified dividend income.

41.21% of the ordinary income distributed by the Fund, for the fiscal year ended September 30, 2009, qualifies for the corporate dividends received deduction.

The Fund will notify shareholders in January 2010, of amounts for use in preparing 2009 income tax returns.

39

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the Funds in the Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66; Mrs. Fields

Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66; None

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993 to 2008; Consultant on econometric and statistical matters. Oversees 66; None

40

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)

President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of

Faculties, Boston College from August 1999 to October 2005. Oversees 66; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 66; None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66; None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66; None

41

Fund Governance (continued)

Interested Trustee

William E. Mayer[1] (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66;

Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

The Funds currently treat Mr. Mayer as an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

42

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer–Columbia Funds, from June 2008 to January 2009; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)

Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August

2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

43

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

44

Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Liberty Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

45

One Financial Center

Boston, MA 02111-2621

Columbia Liberty Fund

Annual Report, September 30, 2009

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/24564-0909 (11/09) 09/94956

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that John D. Collins, Douglas A. Hacker, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Collins, Mr. Hacker, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose reports to stockholders are included in this annual filing.  Fee information for fiscal year ended September 30, 2008 also includes fees for one series that was merged into the registrant during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended September 30, 2009 and September 30, 2008 are approximately as follows:

2009	2008
$241,000	$238,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2009 also includes audit fees for the review of and provision of consent in connection with filing Form N-1A for a new share class.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended September 30, 2009 and September 30, 2008 are approximately as follows:

2009	2008
$32,200	$44,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2009 and 2008, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2008 also includes Audit-Related Fees for agreed-upon procedures related to a fund merger and a fund accounting and custody conversion.

During the fiscal years ended September 30, 2009 and September 30, 2008, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended September 30, 2009 and September 30, 2008 are approximately as follows:

2009	2008
$27,700	$64,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  Fiscal year 2008 also includes tax fees for agreed-upon procedures related to a fund merger and the review of a final tax return and for assistance with foreign tax filings.

During the fiscal years ended September 30, 2009 and September 30, 2008, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended September 30, 2009 and September 30, 2008 are approximately as follows:

2009	2008
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended September 30, 2009 and September 30, 2008 are approximately as follows:

2009	2008
$891,900	$946,300

In both fiscal years 2009 and 2008, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended September 30, 2009 and September 30, 2008 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2009 and September 30, 2008 are approximately as follows:

2009	2008
$951,800	$1,054,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	November 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	November 20, 2009

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	November 20, 2009